EXHIBIT 10.3
PORTIONS OF THIS EXHIBIT 10.3 MARKED BY AN *** HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy
PLEDGE AND SECURITY AGREEMENT
Dated as of August 26, 2008
among
Warnaco Inc.,
as a Grantor
and
Each Other Grantor
From Time to Time Party Hereto
and
Bank of America, N.A.
as Collateral Agent
Kaye Scholer LLP
425 Park Avenue
New York, New York 10022

This Pledge and Security Agreement (this “Agreement”), dated as of August 26, 2008, by Warnaco Inc., a Delaware corporation (the “Borrower”), and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.11 (Additional Grantors) (each a “Grantor” and, collectively, the “Grantors”), in favor of Bank of America, N.A. (“BofA”), as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, the Borrower, The Warnaco Group, Inc. (“Group”), the lenders and issuers party thereto from time to time, BofA, as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”) and as Collateral Agent (together with the Administrative Agent, the “Agents”), Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers, Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as joint bookrunners, Deutsche Bank Securities Inc., as sole syndication agent, and HSBC Business Credit (USA) Inc., JPMorgan Chase Bank, N.A. and RBS Business Capital, a division of RBS Asset Finance Inc., as co-documentation agents, have entered into a certain Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
Whereas, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations of the Borrower under the Credit Agreement;
Whereas, Warnaco of Canada Company, a Canadian corporation (the “Canadian Borrower”), the lenders and issuers party thereto from time to time, BofA, as administrative agent and as collateral agent, and certain other persons have entered into or will enter into a certain Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Canadian Facility”);
Whereas, in connection with the Canadian Facility, the Grantors will enter into the Loan Party Canadian Facility Guaranty pursuant to which they will guarantee the Canadian Secured Obligations of the Canadian Borrower under the Canadian Facility;
Whereas, it is a condition precedent to the effectiveness of the Credit Agreement and of the Canadian Facility that the Grantors shall have executed and delivered this Agreement to the Collateral Agent;
Whereas, each Grantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrower under the Credit Agreement and from the granting of the financial accommodations to the Canadian Borrower under the Canadian Facility;

Now, therefore, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder and to induce the lenders and issuers to be party to the Canadian Facility to enter into the Canadian Facility and to make their respective extensions of credit to the Canadian Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
ARTICLE I. Defined Terms
Section 1.1 Definitions
(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.
(b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):
“Account”
“Account Debtor”
“Certificated Security”
“Chattel Paper”
“Commercial Tort Claim”
“Commodity Account”
“Control Account”
“Deposit Account”
“Documents”
“Entitlement Holder”
“Entitlement Order”
“Equipment”
“Financial Asset”
“General Intangibles”
“Goods”
“Instruments”
“Inventory”
“Investment Property”
“Letter-of-Credit Right”
“Proceeds”
“Securities Account”
“Securities Intermediary”
“Security”
“Security Entitlement”
“Supporting Obligation”

(c) The following terms shall have the following meanings:
“Additional Pledged Collateral” means any Pledged Collateral acquired by any Grantor after the date hereof and in which a security interest is granted pursuant to Section 2.2 (Grants of Security Interests in Collateral), including, to the extent a security interest is granted therein pursuant to Section 2.2 (Grants of Security Interests in Collateral), (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Additional Pledged Collateral” may be General Intangibles (including Intellectual Property), Instruments or Investment Property.
“Agents” has the meaning specified in the recitals to this Agreement.
“Agreement” means this Pledge and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time).
“Blocked Account” means a deposit account maintained by any Grantor with a Blocked Account Bank which account is the subject of an effective Blocked Account Letter, and includes all monies on deposit therein and all certificates and instruments, if any, representing or evidencing such Blocked Account.
“Blocked Account Bank” means a financial institution approved (such approval not to be unreasonably withheld) by the Administrative Agent and with respect to which a Grantor has delivered to the Collateral Agent an executed Blocked Account Letter.
“Blocked Account Letter” means a letter agreement, substantially in the form of Annex I-A (Form of Blocked Account Letter) to this Agreement (with such changes thereto as may be agreed to by the Administrative Agent), executed by the relevant Grantor and the Collateral Agent and acknowledged and agreed to by the relevant Blocked Account Bank.
“Cash Collateral Account” means any Deposit Account or Securities Account that is (a) established by the Collateral Agent from time to time in its sole discretion to receive cash and Cash Equivalents (or purchase cash or Cash Equivalents with funds received) from any one or more of the Grantors or their Subsidiaries or Affiliates or Persons acting on their behalf pursuant to the Loan Documents, (b) with such depositaries and securities intermediaries as the Collateral Agent may determine in its sole discretion, (c) in the name of the Collateral Agent (although such account may also have words referring to the Borrower and the account’s purpose), (d) under the control of the Collateral Agent and (e) in the case of a Securities Account, with respect to which the Collateral Agent shall be the Entitlement Holder and the only Person authorized to give Entitlement Orders with respect thereto, except as otherwise provided in Section 2.3. Notwithstanding the foregoing, the Special Cash Collateral Account shall not constitute a Cash Collateral Account.

“Collateral” has the meaning specified in Section 2.1 (Collateral).
“Collateral Agent” shall include, in addition to the Collateral Agent referred to in the preamble hereto, any successors and assigns to the Collateral Agent appointed pursuant to the Credit Agreement and means the “Collateral Agent” in its capacity as collateral agent for the benefit of the Secured Parties with respect to the Secured Obligations.
“Control Account” means a securities account maintained by any Grantor with the relevant Approved Securities Intermediary (as defined in Annex 2 (Form of Control Account Agreement)) which account is the subject of an effective Control Account Agreement, and includes all monies and other assets on deposit or otherwise held therein.
“Control Account Agreement” means a letter agreement, substantially in the form of Annex 2 (with such changes as may be agreed to by the Administrative Agent), executed by the relevant Grantor, the Collateral Agent and the relevant Approved Securities Intermediary (as defined in Annex 2 (Form of Control Account Agreement) hereto).
“Copyright Licenses” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right under any Copyright, including the grant of any right to use, copy, publicly perform, display, create derivative works of, manufacture, distribute, exploit or sell materials derived from any Copyright.
“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications for registration or recording in connection therewith, including all registrations, recordings and applications for registration or recording in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals, reversions and extensions thereof.
“Discharge of Lender Claims” means the payment in full in cash of the principal of, interest and premium, if any, on all Secured Obligations and Canadian Secured Obligations and, with respect to Hedging Obligations, Hedging Obligations (as defined in the Canadian Facility) or letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the terms hereof, of the Credit Agreement and of the Canadian Facility, in each case after or concurrently with termination of all Commitments and Commitments (as defined in the Canadian Facility), and payment in full in cash of any other Secured Obligations and Canadian Secured Obligations that are due and payable at or prior to the time such principal and interest are paid.

“Excluded Equity” means, collectively, any Voting Stock of any direct Foreign Subsidiary of any Grantor in excess of 65% of the total outstanding Voting Stock of such Subsidiary. For the purposes of this definition, “Voting Stock” means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)).
“Excluded Property” means, collectively, (i) Excluded Equity, (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor that validly prohibits the creation by such Grantor of a Lien thereon, or any permit, lease, license, contract, instrument or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not removed, terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law; and (iii) any Equipment owned by any Grantor that is Purchase-Money Collateral (as defined in the UCC) or subject to a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than any Grantor as a condition to the creation of any other Lien on such Equipment; provided, however, “Excluded Property” shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).
“Foreign Person” means any Person not organized under the laws of any state of the United States of America or the District of Columbia.
“Grantor” has the meaning specified in the recitals to this Agreement.
“Hedging Obligations” means all obligations of any Person under any Hedging Contract.
“Intellectual Property” means, collectively, (a) all right, title and interest of any Grantor in intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets, Internet domain names, Websites, advertising rights, rights in designs, including registrations thereof, and rights in data, and (b) all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under and with respect thereto, including all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
“LLC” means each limited liability company in which a Grantor has an equity interest, including those set forth on Schedule 2.

“LLC Agreement” means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.
“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to any Grantor’s business.
“Partnership” means each partnership in which a Grantor has an equity interest, including those set forth on Schedule 2.
“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.
“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use, import, lease, sell or offer for sale any product, design or process covered in whole or in part by a Patent.
“Patents” means (a) all patents of the United States or any other country or patent rights arising under multinational laws, (b) all applications for patents of the United States or any other country or patent rights arising under multinational laws and (c) all rights to obtain any reissues, extensions, divisions, continuations and continuations-in-part of the foregoing.
“Pledged Certificated Stock” means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2, but excluding Excluded Equity.
“Pledged Collateral” means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor (other than Pledged Stock, Pledged Debt Instruments and other Investment Property whose value, in the aggregate, does not exceed $1,000,000), all chattel paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or Investment Property.
“Pledged Debt Instruments” means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2, issued by the obligors named therein.
“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock.

“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock (excluding Excluded Equity), including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.
“Restricted Account” means a deposit account maintained by any Grantor with a Restricted Account Bank which account is the subject of an effective Restricted Account Letter, and includes all monies on deposit therein and all certificates and instruments, if any, representing or evidencing such Restricted Account.
“Restricted Account Bank” means a financial institution selected or approved (such approval not to be unreasonably withheld) by the Administrative Agent and with respect to which a Grantor has delivered an executed Restricted Account Letter.
“Restricted Account Letter” means a letter agreement, substantially in the form of Annex I-B (Form of Restricted Account Letter) or as otherwise acceptable to the Administrative Agent, executed by the relevant Grantor.
“Securities Act” means the Securities Act of 1933, as amended.
“Secured Parties” has the meaning specified in the Credit Agreement.
“Third Party Intellectual Property Rights” means any right, title or interest of any Person under patent, copyright, trademark or trade secret law or any other statutory provision or common law doctrine relating to intellectual property or proprietary rights.
“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right under any Trademark.
“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications for registration or recording in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the perfection or priority of the Collateral Agent’s (for the benefit of the Secured Parties) security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” (as it applies to such security interest) shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

“Vehicles” means all vehicles covered by a certificate of title law of any state of the United States of America or the District of Columbia.
Certain Other Terms
(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”
(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.
(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in, this Agreement.
(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.
(f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.
(g) The term “including” means “including without limitation” except when used in the computation of time periods.
(h) The terms “Lender,” “Issuer,” “Administrative Agent,” “Collateral Agent” and “Secured Party” include their respective successors.
(i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II. Grant of Security Interest
Section 2.1 Collateral
For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests (other than, in each case, Excluded Property) is collectively referred to as the “Collateral”:
(i) all Accounts;
(ii) all Chattel Paper;
(iii) all Deposit Accounts;
(iv) all Documents;
(v) all Equipment;
(vi) all General Intangibles;
(vii) all Instruments;
(viii) all Inventory;
(ix) all Investment Property;
(x) all Letter-of-Credit Rights;
(xi) all Vehicles;
(xii) the Commercial Tort Claims described on Schedule 6 and on any supplement thereto received by the Collateral Agent pursuant to Section 4.10 (Notice of Commercial Tort Claims);
(xiii) all Intellectual Property and goodwill associated therewith;
(xiv) all books and records pertaining to any or all of the other property described in this Section 2.1;
(xv) all other goods and personal property of such Grantor, whether tangible or intangible and wherever located; and
(xvi) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

Section 2.2 Grants of Security Interests in Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor; provided, however, that the foregoing grant of security interest shall not include a security interest in any Excluded Property; and provided, further, that, if and when any property shall cease to be Excluded Property, the Collateral Agent for the benefit of the Secured Parties shall have, and at all times from and after the date hereof be deemed to have had, a security interest in such property.
Section 2.3 Cash Collateral Accounts
The Collateral Agent may establish one or more Cash Collateral Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each Grantor agrees that each such Cash Collateral Account shall be under the control of the Collateral Agent and that the Collateral Agent shall be the Entitlement Holder with respect to each such Cash Collateral Account that is a Securities Account and the only Person authorized to give Entitlement Orders with respect to each such Securities Account. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Permitted Cash Equivalents at the direction of the Collateral Agent and, except during the continuance of an Event of Default (unless otherwise agreed to by the Administrative Agent in its sole discretion), the Collateral Agent agrees with each Grantor to issue Entitlement Orders for such investments in Permitted Cash Equivalents as requested by the Borrower; provided, however, that the Collateral Agent shall not have any responsibility for, or bear any risk of loss of, any such requested investment or income thereon and the Collateral Agent shall have no obligation to make or cause to be made any such investment absent a request by the Borrower for a specific investment in Permitted Cash Equivalents. Neither any Warnaco Entity nor any other Person claiming on behalf of or through any Warnaco Entity shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to Discharge of Lender Claims, except (i) as provided in Section 2.9(f) of the Credit Agreement and (ii) that the Borrower may request that the Collateral Agent apply funds in any Cash Collateral Account directly to the immediate payment of the Loans and if paid in full then to the cash collateralization of Letter of Credit Obligations (and not to be delivered to any Warnaco Entity). The Collateral Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 2.9(f) of the Credit Agreement.

ARTICLE III. Representations and Warranties
To induce the Lenders, the Issuers, the Collateral Agent and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Lenders, the Issuers, the Collateral Agent, the Administrative Agent and the other Secured Parties:
Section 3.1 Title; No Other Liens
Except for the Liens granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has rights in or the power to collaterally transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien (other than Liens for taxes not yet due and payable).
Section 3.2 Perfection and Priority
The security interests granted pursuant to this Agreement shall constitute valid and continuing perfected security interests in favor of the Collateral Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office or with the United States Patent and Trademark Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Agent in completed and duly executed form), (ii) the delivery to the Collateral Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Collateral Agent or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of a Blocked Account Letter with respect to all Deposit Accounts of a Grantor as specified in Section 4.7(a)(i) hereto, (v) all appropriate filings having been made with the United States Copyright Office and (vi) the receipt by the Collateral Agent of the consent of the issuer or nominated person with respect to each Letter-of-Credit Right that is not a Supporting Obligation. Such security interests shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Collateral Agent’s Liens by operation of law or otherwise as permitted hereunder or under the Credit Agreement.
Section 3.3 Jurisdiction of Organization; Chief Executive Office
On the Closing Date, such Grantor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business is specified on Schedule 1 and, to the extent different from that on the Closing Date, such Schedule 1 also lists all jurisdictions of organization, legal names and locations of such Grantor’s chief executive office or sole place of business for the period beginning five years preceding the date hereof.

Section 3.4 Inventory and Equipment
Schedule 4 (Location of Inventory and Equipment) sets forth each location at which such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) is kept on the Closing Date.
Section 3.5 Pledged Collateral
(a) The Pledged Stock that constitutes Pledged Collateral pledged hereunder by such Grantor is listed on Schedule 2 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.
(b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) that constitutes Pledged Collateral has been duly and validly issued and are fully paid and nonassessable.
(c) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Collateral Agent in accordance with Section 4.4(a) (Pledged Collateral) and Section 7.11 of the Credit Agreement.
(d) Subject to Section 4.7, all Pledged Collateral held by a Securities Intermediary in a Securities Account is subject to a Control Account Agreement.
(e) Other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than (i) that represented by Certificated Securities or (ii) Instruments in the possession of the Collateral Agent or that consisting of Financial Assets held in a Securities Account that is subject to a Control Account Agreement.
(f) The Constituent Documents of any Person governing any Pledged Stock do not prohibit (i) the Collateral Agent, upon the occurrence and during the continuance of an Event of Default, from exercising all of the rights of the Grantor granting the security interest therein, and (ii) a transferee or assignee of Stock of such Person from becoming a member, partner or, as the case may be, other holder of such Pledged Stock to the same extent as the Grantor entitled to participate in the management of such Person and, pursuant to the Constituent Documents of any Person governing any Pledged Stock, upon the transfer of the entire interest of such Grantor, such Grantor shall cease to be a member, partner or, as the case may be, other holder of such Pledged Stock.
Section 3.6 Deposit Accounts; Securities Accounts
The only Deposit Accounts, Securities Accounts or Commodity Accounts maintained by any Grantor on the Closing Date are those listed on Schedule 7 (Deposit Accounts and Securities Accounts), which sets forth such information separately for each Grantor and which clearly identifies each Deposit Account which is maintained as a concentration account by such Grantor.

Section 3.7 Accounts
No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Collateral Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.5 (Delivery of Instruments and Chattel Paper).
Section 3.8 Intellectual Property
(a) Schedule 5 (i) sets forth a true and complete list of all Intellectual Property of such Grantor on the date hereof (other than licenses to commercial off-the-shelf software), separately identifying that owned by such Grantor and that licensed by or to such Grantor and (ii) sets forth a true and complete list of all Material Intellectual Property owned by or licensed to such Grantor on the date hereof (other than licenses to commercial off-the-shelf software), separately identifying that owned by such Grantor and that licensed by or to such Grantor. The Material Intellectual Property set forth on Schedule 5 constitutes all of the material intellectual property rights necessary for the Grantors to conduct their business as currently and as proposed to be conducted.
(b) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, in full force and effect, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned. To the knowledge of such Grantor, the business of such Grantor, and the use of the Material Intellectual Property in connection therewith, does not infringe, misappropriate, dilute or violate any Third Party Intellectual Property Rights. Such Grantor is not party to or the subject of any pending or, to such Grantor’s knowledge, threatened claim of infringement, misappropriation, dilution or violation of any Third Party Intellectual Property Rights, and there are no facts or circumstances that such Grantor reasonably believes are likely to form the basis for any such claim, and such Grantor has not received written notice of any such claim, or a written offer of a license to any Third Party Intellectual Property Rights, or any written notice regarding the existence of any Third Party Intellectual Property Rights that would be likely to have a Material Adverse Effect on any Grantor or otherwise would impair any Material Intellectual Property.
(c) Except as set forth in Schedule 5(c), on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.
(d) No holding, decision or judgment has been rendered by any Governmental Authority challenging such Grantor’s rights in the Material Intellectual Property or that would limit or otherwise impair the ownership, use, validity or enforceability of any Material Intellectual Property.
(e) No action or proceeding challenging such Grantor’s rights in the Intellectual Property or the ownership, use, validity or enforceability of any Material Intellectual Property owned by such Grantor is on the date hereof pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property. To such Grantor’s knowledge, no Person has been or is infringing, misappropriating, diluting or violating the Material Intellectual Property owned by such Grantor.

(f) No Grantor is in material breach of any Copyright License, Patent License or Trademark License and no Grantor in breach of any Material License. The consummation of the transactions contemplated by this Agreement shall not impair any of such Grantor’s right in, cause a breach of, or impair the validity or enforceability of, any Material Intellectual Property.
Section 3.9 Commercial Tort Claims
The only Commercial Tort Claims (with a reasonable expectation of recovery of at least $1,000,000) of any Grantor existing on the Closing Date (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 6, which sets forth such information separately for each Grantor.
ARTICLE IV. Covenants
Each Grantor agrees with the Collateral Agent to the following, as long as any Secured Obligation, Canadian Secured Obligation, Commitment or Commitment (as defined in the Canadian Facility) remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:
Section 4.1 Generally
Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 8.2 (Liens, Etc.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of Law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Collateral except in connection with an Asset Sale (i) that is permitted under Section 8.4 of the Credit Agreement or (ii) that is pursuant to a contract which contains a condition precedent that consent under the Credit Agreement be obtained.

Section 4.2 Maintenance of Perfected Security Interest; Further Documentation
(a) Such Grantor shall maintain the security interests created by this Agreement as perfected security interests having at least the priority described in Section 3.2 (Perfection and Priority) and shall defend such security interests and such priority against the claims and demands of all Persons.
(b) Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request in writing, all in detail and in form and substance reasonably satisfactory to the Collateral Agent.
(c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request (or be directed to request by the Administrative Agent at the Administrative Agent’s reasonable request) for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and the execution and delivery of Blocked Account Letters or Restricted Account Letters and Control Account Agreements.
Section 4.3 Changes in Locations, Name, Etc.
(a) Except upon 15 or more days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of (i) all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing (A) any additional locations at which Inventory or Equipment shall be kept or (B) any changes in any location where Inventory or Equipment shall be kept that would require the Collateral Agent to take any action to maintain perfected security interests in such Collateral, such Grantor shall not do any of the following:
(i) permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 4, except for Inventory or Equipment in transit;
(ii) change its jurisdiction of organization from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or
(iii) change its legal name, or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

(b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.
Section 4.4 Pledged Collateral
(a) Such Grantor shall (i) deliver to the Collateral Agent for the benefit of the Secured Parties, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3, an acknowledgment and agreement to a Joinder Agreement duly executed by any new Grantor, in substantially the form in the form of Annex 4, or such other documentation acceptable to the Collateral Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Securities Account subject to a Control Account Agreement. Such Grantor authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement. The Collateral Agent shall have the right, following an Event of Default and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Collateral Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.
(b) Except as provided in ARTICLE V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends). Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof (except, in each case, to the extent resulting in cash being distributed to a Grantor) shall, unless otherwise subject to a perfected security interest (with the priorities contemplated herein) in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c) Except as provided in ARTICLE V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Collateral Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.
(d) Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Collateral Agent.
(e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Collateral Agent hereunder (including those described in Section 5.3 (Pledged Collateral)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Collateral Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).
(f) Such Grantor shall not, and shall not permit any of its Subsidiaries (to the extent the Stock of such Subsidiary constitutes Collateral), without the consent of the Collateral Agent, agree to any amendment of any Constituent Document that in any way adversely affects the perfection of the security interest of the Collateral Agent in the Pledged Collateral pledged by such Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a “security” under Section 8-103 of the UCC, or any election to turn any previously uncertificated Stock that is part of the Pledged Collateral into certificated Stock.

Section 4.5 Delivery of Instruments and Chattel Paper
If any amount in excess of $250,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall promptly deliver such Instrument or Chattel Paper to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, or, if consented to by the Collateral Agent, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Bank of America, N.A., as Collateral Agent for the benefit of the Secured Parties” (which legend shall be modified to reflect successor Collateral Agents).
Section 4.6 Intellectual Property
(a) Such Grantor (either itself or through licensees) shall (and shall cause all licensees or sublicensees thereof to) (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) execute and file all documents necessary to perfect a security interest pursuant to this Agreement in favor of the Collateral Agent promptly upon adopting or using any mark that is confusingly similar or a colorable imitation of such Trademark and (v) not do any act or knowingly omit to do any act (and not permit or direct by express act or omission any licensee or sublicensee thereof to do any act) whereby such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way; provided, however, that (i)-(iii) and (v) above shall be subject to the good faith exercise by such Grantor of its reasonable business judgment consistent with past practices.
(b) Such Grantor shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.
(c) Such Grantor (i) shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.
(d) Such Grantor shall not knowingly (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act, or knowingly omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

(e) Such Grantor shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act that knowingly infringes, misappropriates, dilutes or violates any Third Party Intellectual Property Rights.
(f) Such Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application for registration or recording, registration or recording relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity or enforceability of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.
(g) As set forth below, whenever such Grantor, either by itself or through its counsel or any agent or designee, shall file an application for the registration or recording of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States or register any Internet domain name, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in any such Copyright, Patent, Trademark or Internet domain name and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.
(h) Such Grantor shall take all reasonable actions that are (i) necessary (subject to the good faith exercise by such Grantor of its reasonable business judgment consistent with past practices) or (ii) requested by the Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and any Internet domain name registrar, to maintain and pursue each application for registration or recording (and to obtain the relevant registration or recording) and to maintain each registration and recording of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(i) In the event that any Material Intellectual Property is infringed, misappropriated, diluted or violated by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to any infringement, misappropriation, dilution or violation of the Material Intellectual Property, including promptly bringing suit for infringement, misappropriation, dilution or violation and to recover all damages for such infringement, misappropriation, dilution or violation, and shall take such other actions may be appropriate under the circumstances to protect such Intellectual Property; provided, however, that the foregoing shall be subject to the good faith exercise by such Grantor of its reasonable business judgment consistent with past practices.
(j) Unless otherwise agreed to by the Collateral Agent such Grantor shall execute and deliver to the Collateral Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 for all Copyrights of such Grantor, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 for all Patents of such Grantor, (iii) the United States Patent and Trademark Office and with the appropriate department or division of all appropriate States of the United States a short-form trademark security agreement in form attached hereto as Annex 7 for all Trademarks of such Grantor and (iv) with the appropriate Internet domain name registrar, a duly executed form of assignment of all Internet domain names of such Grantor to the Collateral Agent (together with appropriate supporting documentation as may be requested by the Collateral Agent) in form and substance reasonably acceptable to the Collateral Agent. In the case of clause (iv) above, such Grantor hereby authorizes the Collateral Agent to file such assignment in such Grantor’s name and to otherwise perform in the name of such Grantor all other necessary actions to complete such assignment, and each Grantor agrees to perform all appropriate actions deemed necessary by the Collateral Agent for the Collateral Agent to ensure such Internet domain name is registered in the name of the Collateral Agent.
Section 4.7 Cash Management; Deposit Accounts
(a) On the Closing Date (or such later date as agreed by the Collateral Agent), each Grantor shall cause to be delivered (i) to the Collateral Agent, a duly executed and effective Blocked Account Letter for each existing Deposit Account identified as a concentration account on Schedule 7 maintained by any Grantor and (ii) to each Restricted Account Bank (with a copy to the Collateral Agent), a Restricted Account Letter for each other Deposit Account (subject only to clause (b) below) duly executed by the appropriate Grantor to each such Deposit Account.

(b) Each Grantor shall (i) deposit in a Blocked Account or Restricted Account all cash and all Proceeds received by such Grantor and (ii) not establish or maintain any Deposit Account with any financial or other institution other than a Blocked Account Bank, a Restricted Account Bank, the Collateral Agent or the Administrative Agent; provided, however, that the Warnaco Entities may at any time maintain the following accounts not subject to this Section 4.7(b) (i) Deposit Accounts or Securities Accounts (or their foreign equivalents) located outside of the United States with cash or Cash Equivalents not in excess of an aggregate amount of $30,000,000, (ii) Deposit Accounts or Securities Accounts located in the United States with cash or Cash Equivalents not in excess of an aggregate amount of $10,000,000 and (iii) payroll, withholding tax and other fiduciary accounts as required for operations in the ordinary course of business.
(c) Each Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor to make payment, or to continue to make payment, as the case may be, to a lock-box linked to a Blocked Account or a Restricted Account, as the case may be, and each Grantor shall deposit in a Blocked Account or a Restricted Account all Proceeds received by such Grantor from any other Person immediately upon receipt.
(d) In the event (i) any Grantor or a Blocked Account Bank or Restricted Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Blocked Account or Restricted Account, as the case may be, for any reason, (ii) the Collateral Agent shall demand termination of a Blocked Account Letter or a Restricted Account Letter as a result of the failure of a Blocked Account Bank or Restricted Account Bank, as the case may be, to comply with the terms of the applicable letter agreement or (iii) the Collateral Agent determines in its sole discretion that the financial condition of a Blocked Account Bank or Restricted Account Bank has materially deteriorated, then, in each case, Group shall, or shall cause the applicable Grantor to, notify all of its Account Debtors that were making payments to such terminated Blocked Account Bank or Restricted Account Bank to make all future payments to such other Blocked Account Bank or Restricted Account Bank, as specified by the Collateral Agent.
(e) The Collateral Agent agrees that it shall not deliver to any Blocked Account Bank a Sweep Activation Notice under and as defined in any Blocked Account Letter with such Blocked Account Bank unless there has occurred and is continuing an Event of Default or Available Credit has been less than 15% of the Aggregate Borrowing Limit for five or more consecutive Business Days.

Section 4.8 Vehicles
Upon the request of the Collateral Agent, within 30 days after the date of such request and, with respect to any Vehicle acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Collateral Agent’s first priority security interest in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Collateral Agent shall deem advisable to perfect its security interests in the Vehicles; provided, however, that the aggregate value of all Vehicles excepted from the application of this Section 4.8 shall not exceed $1,000,000.
Section 4.9 Payment of Obligations
Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with Agreement Accounting Principles with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.
Section 4.10 Notice of Commercial Tort Claims
Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim with a reasonable expectation of recovery of at least $1,000,000 (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, immediately upon such acquisition, deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 6 containing a specific description of such Commercial Tort Claim, (ii) the provision of Section 2.1 (Collateral) shall apply to such Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, any certificate, agreement and other document, and take all other action, deemed by the Collateral Agent to be reasonably necessary or appropriate for the Collateral Agent to obtain, on behalf of the Secured Parties, a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 6 delivered pursuant to this Section 4.10 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Collateral Agent, become part of Schedule 6 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

ARTICLE V. Remedial Provisions
Section 5.1 Code and Other Remedies
During the continuance of an Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent and any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent, as the case may be, account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by any of them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
Section 5.2 Accounts and Payments in Respect of General Intangibles
(a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Collateral Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent, in a Blocked Account or a Cash Collateral Account, subject to withdrawal by the Collateral Agent as provided in Section 5.4 (Proceeds to be Turned Over To Collateral Agent). Until so turned over, such payment shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) At the Collateral Agent’s request, during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.
(c) Subject to the terms of the Credit Agreement, the Collateral Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.
(d) The Collateral Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.
(e) Upon the request of the Collateral Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that it has granted to the Collateral Agent a lien on and security interest in, all of its right, title and interest in, to and under the Accounts or General Intangibles that have been collaterally assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent. In addition, the Collateral Agent may at any time during the continuance of an Event of Default, to the extent permitted by applicable law, enforce such Grantor’s rights against such Account Debtors and obligors of General Intangibles.
(f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3 Pledged Collateral
(a) During the continuance of an Event of Default, upon notice by the Collateral Agent to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Secured Obligations in the order set forth in the Credit Agreement and (ii) the Collateral Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Stock and the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
(b) In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon Discharge of Lender Claims.
(c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Collateral Agent

Section 5.4 Proceeds to be Turned Over To Collateral Agent
Unless otherwise expressly provided in the Credit Agreement, all Proceeds received by the Collateral Agent hereunder in cash or Cash Equivalents shall be held by the Collateral Agent in a Cash Collateral Account. All Proceeds constituting Reinvestment Prepayment Amounts (as defined in the Credit Agreement) or the cash collateralization of Letters of Credit (as defined in the Credit Agreement) while held by the Collateral Agent in a Cash Collateral Account (or by such Grantor in trust for the Collateral Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.
Section 5.5 Registration Rights
(a) During the continuance of an Event of Default, if the Collateral Agent shall determine to exercise its right to sell any of the Pledged Collateral pursuant to Section 5.1 (Code and Other Remedies), and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof, registered under the provisions of the Securities Act, the relevant Grantor shall use its reasonable efforts to cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.
(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(c) During the continuance of an Event of Default, each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.
Section 5.6 Deficiency
Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency.
ARTICLE VI. The Collateral Agent
Section 6.1 Collateral Agent’s Appointment as Attorney-in-Fact
(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:
(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;
(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Collateral Agent may request to evidence the Collateral Agent’s security interests in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against any of the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);
(iv) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies) or Section 5.5 (Registration Rights), any endorsement, assignment or other instrument of conveyance or transfer with respect to any of the Collateral; or
(v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon any or all of the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
Anything in this clause (a) to the contrary notwithstanding, the Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.
(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
Section 6.2 Duty of Collateral Agent
The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ respective interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
Section 6.3 Authorization of Financing Statements
Each Grantor authorizes the Collateral Agent and each of its Affiliates, counsel and other representatives, at any time and from time to time until Discharge of Lender Claims, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as “all assets of the debtor”, “all personal property of the debtor”, in each case, “in which the debtor now has or at any time in the future may acquire any right, title or interest” or words of similar effect. Each Grantor hereby also authorizes the Collateral Agent and each of its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4 Authority of Collateral Agent
(a) Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties, with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
(b) Each Grantor and the Collateral Agent hereby agrees and acknowledges that, to the extent that the Collateral Agent has a security interest in or possession of any Collateral, the Collateral Agent is holding, and shall hold, such Collateral (and the security interest therein) for the benefit of and on behalf of each Secured Party (including the Collateral Agent) in accordance with Section 8-301(a)(2), 9-313(a) and 9-313(c) of the UCC, if applicable.
ARTICLE VII. Miscellaneous
Section 7.1 Amendments in Writing
None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 3 and Annex 4 respectively, in each case duly executed by the Collateral Agent and each Grantor directly affected thereby.
Section 7.2 Notices
All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in such Section 11.8.

Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies
Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
Section 7.4 Effectiveness
This Agreement shall not become effective until the Closing Date.
Section 7.5 Successors and Assigns
This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.
Section 7.6 Counterparts
This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart.

Section 7.7 Severability
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.8 Section Headings
The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.
Section 7.9 Entire Agreement
This Agreement, together with the other Loan Documents, represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereto concerning the Secured Obligations.
Section 7.10 Governing Law
This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York.
Section 7.11 Additional Grantors
If, pursuant to Section 7.11 (Additional Personal Property Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Annex 4 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.
Section 7.12 Release of Collateral
(a) At the time provided in Section 10.7(b)(i) of the Credit Agreement, the Collateral shall be released from the Liens hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor, at the sole expense of the Borrower, such documents as such Grantor shall reasonably request to evidence such termination.

(b) If the Collateral Agent shall be directed or permitted pursuant to Section 10.7(b)(ii) or (iii) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.7(b)(ii) or (iii) of the Credit Agreement. In connection therewith but subject to the terms of the Credit Agreement, the Collateral Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower, all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.
(c) At the request and sole expense of the Grantors, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed (but only so long as such sale or other disposition is permitted under the Credit Agreement and such sale or other disposition is not to another Grantor); provided, however, that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to the Collateral Agent stating that such transaction is in compliance with the Loan Documents.
Section 7.13 Reinstatement
Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to any of the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party or other Person, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated, such Lien or other Collateral shall be reinstated in full force and effect, and such prior release or termination shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

Section 7.14 Submission to Jurisdiction; Service of Process
(a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Grantor hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(b) Each Grantor hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such Grantor at the address specified in Section 7.2 (Notices, Etc.). Each of the Grantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c) Nothing contained in this Section 7.14 shall affect the right of the Collateral Agent or any other Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.
[Signature Pages Follow]

In witness whereof, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Warnaco Inc., as Grantor
By:	/s/ Lawrence R. Rutowsk
	Name:	Lawrence R. Rutowski
	Title:	Executive Vice President and CFO

The Warnaco Group, Inc., as Grantor
By:	/s/ Lawrence R. Rutowsk
	Name:	Lawrence R. Rutowski
	Title:	Executive Vice President and CFO

[Signature Page to Pledge and Security Agreement]

Authentic Fitness On-Line, Inc.
Calvin Klein Jeanswear Company
CCC Acquisition Corp.
CKJ Holdings, Inc.
Designer Holdings Ltd.
Ocean Pacific Apparel Corp.
Warnaco Puerto Rico, Inc.
Warnaco Retail Inc.
Warnaco Swimwear Inc.
Warnaco Swimwear Products Inc.
CKU.com Inc.
Warnaco U.S., Inc.,
as Grantors

By:	/s/ Lawrence R. Rutowsk
	Name:	Lawrence R. Rutowski
	Title:	Vice President

[Signature Page to Pledge and Security Agreement]

Accepted and Agreed
as of the date first above written:
Bank of America, N.A.,
as Collateral Agent for the Secured Parties,

By:	/s/ Kevin W. Corcoran

	Name:	Kevin W. Corcoran
	Title:	Vice President
[Signature Page to Pledge and Security Agreement]

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(continued)

ii

ANNEXES AND SCHEDULES

Annex 1-A	Form of Blocked Account Letter
Annex 1-B	Form of Restricted Account Letter
Annex 2	Form of Control Account Agreement
Annex 3	Form of Pledge Amendment
Annex 4	Form of Joinder Agreement
Annex 5	Form of Short Form Copyright Security Agreement
Annex 6	Form of Short Form Patent Security Agreement
Annex 7	Form of Short Form Trademark Security Agreement

Schedule 1	Jurisdiction of Organization; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Commercial Tort Claims
Schedule 7	Deposit Accounts and Securities Accounts

Annex 1-A to
Pledge and Security Agreement
Form of Blocked Account Letter
                     __, ____
[Deposit Account Bank]
[Address]
Ladies and Gentlemen:
Reference is made to account no. [                    ] maintained with you (the “Bank”) by [          ] (the “Company”) into which funds are deposited from time to time (the “Account”).
[The Company][Warnaco Inc.] has entered into a Credit Agreement, dated as of August 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among [the Company][Warnaco Inc.], The Warnaco Group, Inc., the Lenders and Issuers party thereto, Bank of America, N.A., as Collateral Agent for the Lenders and Issuers (in such capacity, together with any successor in such capacity, the “Collateral Agent”) and Administrative Agent, and the other parties thereto.
Pursuant to the Pledge and Security Agreement, dated as of August 26, 2008 relating to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms defined in the Security Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Security Agreement), the Company has granted separately to the Collateral Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the “Collateral”). Payments with respect to the Collateral are or hereafter may be made to the Account.
By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Collateral Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company, (ii) acknowledge that the Collateral Agent now has exclusive control of the Account, and (iii) acknowledge that all funds in the Account shall be transferred to the Collateral Agent as provided herein (except as otherwise provided in clause [(B)][(D)] below), that the Account is being maintained by you for the benefit of the Collateral Agent and that all amounts and other property therein are held by you as custodian for the Collateral Agent.

Except as provided in [clause (C)][clauses (C)(iii) and (E)] below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Collateral Agent. By your execution of this letter agreement, you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Collateral Agent as follows:
A. Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Collateral Agent, shall be entitled “Bank of America, N.A. [name of Company] Account” and shall be subject to written instructions only from an authorized officer of the Collateral Agent.
B. [A post office box (the “Lockbox”) has been rented in the name of the Company at the [                    ] post office and the address to be used for such Lockbox is:
[Insert address]
C. Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse and process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below.
(i) You shall follow your usual operating procedures for the handling of any checks received from the Lockbox or other remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.
(ii) You shall endorse and process all eligible checks and other remittance items not covered by clause (iii) below and deposit such checks and remittance items in the Account.
(iii) You shall mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Collateral Agent). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand.
(iv) You shall maintain a record of all checks and other remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to the Collateral Agent a monthly statement of the Account to Bank of America, N.A., as Collateral Agent, at the following address: 335 Madison Avenue, New York, New York 10017, Attention: Business Capital — Account Executive, with a copy to the Company.]

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D. Unless and until the Collateral Agent notifies you to the contrary pursuant to a notice substantially in the form of Exhibit 1 hereto (a “Sweep Activation Notice”), you shall make such transfers from the Account at such times and in such manner as the Company shall from time to time instruct. From and after your receipt of a Sweep Activation Notice, (i) you shall no longer make any transfers from the Account based upon instructions of the Company and (ii) you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Agent) to the Collateral Agent, in same day funds, on each business day, the entire balance in the Account to the following account:
Bank of America, N.A.
100 West 33rd Street
New York, New York
ABA Number: 0260-0959-3
Account Name: Bank of America Business Capital
Account Number:[                    ]
Reference: Bank of America Business Capital and Warnaco
Attn: Terry Boldt
or to such other account as the Collateral Agent may from time to time designate in writing (the “Collateral Agent Concentration Account”).
E. All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.
This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Collateral Agent, the Secured Parties, and the respective successors, transferees and assigns of any of the foregoing until the payment in full of the Secured Obligations and Canadian Secured Obligations and termination of the Commitments and Commitments (as defined in the Canadian Facility). You may terminate the letter agreement only upon 30 days’ prior written notice to the Company and the Collateral Agent. The Collateral Agent may terminate this letter agreement upon 10 days’ prior written notice to you and the Company. Upon such termination, you shall close the Account and transfer all funds in the Account to the Collateral Agent Concentration Account or as otherwise directed by the Collateral Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Agent Concentration Account or as the Collateral Agent may otherwise direct all funds and other property received in respect of the Account.

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Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be (a) personally served, (b) sent by courier service, (c) telecopied or (d) sent by United States mail and shall be deemed to have been given when received. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name below, or, as to each party, at such other address as may be designated by such party in a written notice to each other party.
This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this letter agreement.
This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Agent, the Company and you.
The Company hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.
This letter agreement shall be governed by, and construed in accordance with, the internal law of the State of New York. Regardless of any provision in any other agreement, for purposes of the Uniform Commercial Code as in effect in the State of New York, New York shall be deemed to be your jurisdiction (within the meaning of Section 9-304 of the UCC).
[Signature Page Follows]

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Upon acceptance of this letter agreement, it shall be the valid and binding obligation of the Company, the Collateral Agent and you in accordance with its terms.

Very truly yours, [NAME OF GRANTOR]

By:
Name:
Title:

Address:

Attention:

Telecopy #:

Bank of America, N.A., as Collateral Agent

By:
Name:
Title:

335 Madison Avenue New York, New York 10017
Attention: Business Capital — Account Executive
Telecopy #: (212) 503-7350

5

Acknowledged and Agreed as of the date first above written: [Deposit Account Bank]

By:

Name:
Title:

Address:

Attention:

Telecopy #:

6

EXHIBIT 1
TO BLOCKED ACCOUNT LETTER
[FORM OF SWEEP ACTIVATION NOTICE]
VIA FACSIMILE TRANSMISSION

TO:	[Name of Deposit Account Bank]
DATED:	[Date]
ATTENTION:

Re:	Account No. __________
Ladies and Gentlemen:
Pursuant to the blocked account letter agreement among [Name of Company], us and you, dated August 26, 2008 (the “Agreement”), we hereby notify and instruct you, effective as of the date of your receipt of this notice, (i) not to accept any direction or instruction with respect to the Account or any funds in the Account from any person other than the undersigned and (ii) to transfer at the close of each business day all funds deposited and collected in the Account to [the Collateral Agent Concentration Account (as defined in the Agreement) identified in the Agreement or otherwise previously designated by us] [account number                      at                                          ].

BANK OF AMERICA, N.A., as Collateral Agent

By:
Title:
ACKNOWLEDGED AND AGREED:
[Name of Deposit Account Bank]

By:

Title:

Date:

Annex 1-B to
Pledge and Security Agreement
Form of Restricted Account Letter
_____________ __, ____
[Deposit Account Bank]
[Address]
Ladies and Gentlemen:
Reference is made to account no. [                    ] maintained with you (the “Bank”) by [          ] (the “Company”) into which funds are deposited from time to time (the “Account”).
[The Company][Warnaco Inc.] has entered into a Credit Agreement, dated as of August 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among [the Company][Warnaco Inc.], The Warnaco Group, Inc., the Lenders and Issuers party thereto, Bank of America, N.A.., as Collateral Agent for the Lenders and Issuers (in such capacity, together with any successor in such capacity, the “Collateral Agent”) and Administrative Agent, and the other parties thereto.
Pursuant to the Pledge and Security Agreement, dated as of August 26, 2008 relating to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms defined in the Security Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Security Agreement), the Company has granted separately to the Collateral Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the “Collateral”). Payments with respect to the Collateral are or hereafter may be made to the Account.
You are advised that the Company hereby transfers to the Collateral Agent, for the Secured Parties, exclusive control of the Account and all funds and other property on deposit therein. From the date hereof until you receive written notice from the Collateral Agent withdrawing these instructions, all funds in the Account shall be transferred as provided herein or otherwise as directed by the Collateral Agent and you will comply with any other instructions originated by the Collateral Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company. The Account is hereafter being maintained by you for the benefit of the Collateral Agent and all amounts and other property therein are held by you as custodian for the Collateral Agent. Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account shall be subject to written instructions only from an authorized officer of the Collateral Agent.

Except as provided in clauses (B)(iii) and (D) below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Collateral Agent.
You are hereby advised as follows:
A. A post office box (the “Lockbox”)1 has been rented in the name of the Company at the [                    ] post office and the address to be used for such Lockbox is:
[Insert address]
B. Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse and process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below:
(i) You shall follow your usual operating procedures for the handling of any [checks received from the Lockbox or other] remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.
(ii) You shall endorse and process all eligible checks and other remittance items not covered by clause (iii) below and deposit such checks and remittance items in the Account.
(iii) You shall mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Collateral Agent). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand.
(iv) You shall maintain a record of all checks and other remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to the Collateral Agent a monthly statement of the Account to Bank of America, N.A., as Collateral Agent, at the following address: 335 Madison Avenue, New York, New York 10017, Attention: [                    ], with a copy to the Company.

[1]	Modify if no Lockbox for the Account.

2

C. You shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Company) to the Company, in same day funds, on each Tuesday and each Thursday that is a business day (or otherwise as directed by the Collateral Agent), the entire balance in the Account to the following account:
ABA Number:
[Bank and Address]
Account Name:
Concentration Account
Account Number:
Reference:
Attn:
or to such other account as the Collateral Agent may from time to time designate in writing (the “Concentration Account”).
D. All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.
This letter agreement shall inure to the benefit of you, the Company, the Collateral Agent, the Secured Parties and the respective successors, transferees and assigns of any of the foregoing until the payment in full of the Secured Obligations and Canadian Secured Obligations and termination of the Commitments and Commitments (as defined in the Canadian Facility).
The Collateral Agent may terminate this letter agreement upon 10 days’ prior written notice to you and the Company. Upon such termination, you shall close the Account and transfer all funds in the Account to the Concentration Account or as otherwise directed by the Collateral Agent. After any such termination, you shall nonetheless promptly transfer to the Concentration Account or as the Collateral Agent may otherwise direct all funds and other property received in respect of the Account.
This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this letter agreement.

3

This letter agreement supersedes all prior instructions or agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Agent, the Company and you.
This letter agreement shall be governed by, and construed in accordance with, the internal law of the State of New York.
[Signature Page Follows]

4

Upon execution of this letter agreement by the undersigned, it shall be the valid and binding obligation of the Company and the Collateral Agent in accordance with its terms.

Very truly yours, [Name of Grantor]
By:
Name:
Title:

Bank of America, N.A., as Collateral Agent
By:
Name:
Title:

5

Annex 2 to
Pledge and Security Agreement
Form of Control Account Agreement
[Name and Address
of Approved Securities
Intermediary]
_____________ __, 20__
Ladies and Gentlemen:
The undersigned  _____  (the “Pledgor”) together with certain of its affiliates are party to a Pledge and Security Agreement dated as of August 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of Bank of America, N.A., as collateral agent for the Secured Parties referred to therein (together with its successors and assigns in such capacity, the “Collateral Agent” and in its capacity as pledgee hereunder, the “Pledgee”) pursuant to which security interests are granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.  _____  (the “Account”) of the Pledgor (the “Pledge”).
In connection therewith, the Pledgor hereby instructs you (the “Approved Securities Intermediary”) to do all of the following:
1.	maintain the Account as “_____ — Bank of America Control Account”;
2.
hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

3.
provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4.
honor only the instructions or entitlement orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee without further consent by the Pledgor, except that until such time as the Pledgee gives a written notice to the Approved Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer of the Pledgor may (a) exercise any voting right that it may have with respect to any Asset, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest [and dividends] paid with respect to the Assets [and all cash proceeds of any sale of Assets] (“Permitted Withdrawals”); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, other Assets or proceeds from the sale of, or distributions on, any Assets out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

By its signature below, the Approved Securities Intermediary agrees to comply with the entitlement orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney’s fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.
The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.
For the purpose of this Agreement, the term “Authorized Officer of the Pledgor” shall refer in the singular to  _____  or  _____  (each of whom is, on the date hereof, an officer or director of the Pledgor) and “Authorized Officer of the Pledgee” shall refer in the singular to any person who is a vice president or managing director of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.
Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

2

As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or any of the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Approved Securities Intermediary (as described in Clause (ii) above) and Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of the Pledgee and the Approved Securities Intermediary.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the “UCC”) shall be, the law of the State of New York.
The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee’s security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee’s control of the Assets and to confirm the first priority of the Pledgee’s security interest in the Assets. The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee’s security interest in the Assets.
If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.
The Pledgor hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

3

This Agreement may be terminated by the Approved Securities Intermediary upon 30 days prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.
The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

4

In witness whereof, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[Name of Pledgor]
By:
Name:
Title:

Bank of America, N.A., as Collateral Agent
By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
[Approved Financial Intermediary]

By:
Name:
Title:

5

Schedule A
to
Control Agreement
List of Assets for Pledged Collateral Account Number:

6

Annex 3
to
Pledge and Security Agreement
Form of Pledge Amendment
This Pledge Amendment, dated as of  ___ ___, 20_____, is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Pledge and Security Agreement, dated as of August 26, 2008, by Warnaco Inc. (the “Borrower”), The Warnaco Group, Inc. and the [undersigned Grantor and the other] Subsidiaries of The Warnaco Group, Inc. from time to time party thereto as Grantors in favor of Bank of America, N.A., as collateral agent for the Secured Parties, each as referred to therein (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

[Grantor]
By:
Name:
Title:

Pledged Stock

Number of
		Certificate		Shares, Units or
Issuer	Class	No(s).	Par Value	Interests

Pledged Debt Instruments

	Description of	Certificate		Principal
Issuer	Debt	No(s).	Final Maturity	Amount

Acknowledged and Agreed
as of the date first above written:
Bank of America, N.A.,
as Collateral Agent

By:
Name:
Title:

2

Annex 4
to
Pledge and Security Agreement
Form of Joinder Agreement
This Joinder Agreement, dated as of  ___ ___, 20_____, is delivered pursuant to Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, dated as of August 26, 2008, by Warnaco Inc. (the “Borrower”), The Warnaco Group, Inc. and the other Subsidiaries of The Warnaco Group, Inc. party thereto from time to time in favor of Bank of America, N.A., as collateral agent for the Secured Parties (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, the undersigned hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.
The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement. The undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Agreement shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in ARTICLE III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
This Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York.

The undersigned agrees that:
(a) Any legal action or proceeding with respect to this Joinder Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Joinder Agreement, the undersigned hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The undersigned irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(b) The undersigned hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Joinder Agreement by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the undersigned at the address specified in Section 7.2 (Notices, Etc.) of the Pledge and Security Agreement. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c) Nothing contained herein shall affect the right of any Agent or any other Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the undersigned in any other jurisdiction.
[Signature page follows]

2

In witness whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[Additional Grantor]
By:
Name:
Title:

Acknowledged and Agreed
as of the date first above written:
Bank of America, N.A.,
as Collateral Agent

By:
Name:
Title:

3

Annex 5
To
Pledge and Security Agreement
Form of Short Form Copyright Security Agreement
Copyright Security Agreement, dated as of August  _____, 2008, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”) in favor of Bank of America, N.A. (“BofA”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to a Credit Agreement, dated as of August 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warnaco Inc. (the “Borrower”), The Warnaco Group, Inc. (“Group”), the Lenders and Issuers party thereto, BofA, as administrative agent and collateral agent for the Lenders and Issuers, and certain other parties thereto, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
Whereas, the Grantors other than the Borrower are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrower under the Credit Agreement; and
Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of August 26, 2008. in favor of the Collateral Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;
Now, therefore, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

Section 2. Grant of Security Interest in Copyright Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby conveys, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Copyright Collateral”):
(a) all of its Copyrights and Copyright Licenses pursuant to which it has been granted any exclusive rights to Copyrights, including, without limitation, those referred to on Schedule I hereto;
(b) all renewals, reversions and extensions of the foregoing; and
(c) all Proceeds of any or all of the foregoing, including, without limitation, all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under any Copyright and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3. Security Agreement
The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

2

In witness whereof, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [Grantor], as Grantor
By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
Bank of America, N.A.,
as Collateral Agent for the Secured Parties

By:
Name:
Title:
[Signature page to Copyright Security Agreement]

Acknowledgment of Grantor

State of	)

	)	ss.
County of	)

On this  _____  day of  ___ ___, 20_____  before me personally appeared  _____, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of  _____, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
[Acknowledgement of Grantor for Copyright Security Agreement]

Schedule I
to
Copyright Security Agreement
Copyright Registrations
A. REGISTERED COPYRIGHTS
[Include Copyright Title, Country, Author, Claimant, Registration Number and Date]
B. COPYRIGHT APPLICATIONS
[Include Copyright Title, Country, Claimant and Date Filed]
C. EXCLUSIVE COPYRIGHT LICENSES

5

Annex 6
to
Pledge and Security Agreement
Form of Short Form Patent Security Agreement
Patent Security Agreement, dated as of August  _____, 2008, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”) in favor of Bank of America, N.A. (“BofA”), as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to a Credit Agreement, dated as of August 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warnaco Inc. (the “Borrower”), The Warnaco Group, Inc. (“Group”), the Lenders and Issuers party thereto, BofA, as administrative agent and collateral agent for the Lenders and Issuers, and certain other parties thereto, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
Whereas, the Grantors other than the Borrower are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrower under the Credit Agreement; and
Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of August 26, 2008, in favor of the Collateral Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;
Now, therefore, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 2. Grant of Security Interest in Patent Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby conveys, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Patent Collateral”):
(a) all of its Patents, including, without limitation, those referred to on Schedule I hereto;
(b) all reissues, continuations, divisions, continuations, renewals and extensions of the foregoing; and
(c) all Proceeds of any or all of the foregoing, including, without limitation, all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under any Patent and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3. Security Agreement
The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

2

In witness whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [Grantor], as Grantor
By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
Bank of America, N.A.,
as Collateral Agent for the Secured Parties

By:
Name:
Title:
[Signature Page to Patent Security Agreement]

Acknowledgement of Grantor

State of	)

	)	ss.
County of	)

On this  _____  day of  _____, 20_____  before me personally appeared  _____, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of  _____, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
Acknowledgement of Grantor for Patent Security Agreement

Schedule I
to
Patent Security Agreement
Patent Registrations
A. PATENTS
[Include Patent Title, Patent Number, Country, Owner and Issue Date]
B. PATENT APPLICATIONS
[Include Patent Title, Serial Number, Country, Owner and Filing Date]

5

Annex 7
to
Pledge and Security Agreement
Form of Short Form Trademark Security Agreement
Trademark Security Agreement, dated as of August  _____, 2008, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”) in favor of Bank of America, N.A. (“BofA”), as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to a Credit Agreement, dated as of August 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warnaco Inc. (the “Borrower”), The Warnaco Group, Inc. (“Group”), the Lenders and Issuers party thereto, BofA, as administrative agent and collateral agent for the Lenders and Issuers, and certain other parties thereto, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
Whereas, the Grantors other than the Borrower are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrower under the Credit Agreement; and
Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of August 26, 2008, in favor of the Collateral Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;
Now, therefore, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 2. Grant of Security Interest in Trademark Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):
1. all of its Trademarks, including, without limitation, those referred to on Schedule I hereto;
2. all renewals and extensions of the foregoing;
3. all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and
4. all Proceeds of any or all of the foregoing, including, without limitation, all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under any Trademark and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3. Security Agreement
The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

2

In witness whereof, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [Grantor] as Grantor
By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
Bank of America, N.A.,
as Collateral Agent for the Secured Parties

By:
Name:
Title: V
Signature Page to Trademark Security Agreement

Acknowledgement of Grantor

State of	)
	)	ss.
County of	)
On this  _____  day of  _____, 20_____  before me personally appeared  _____, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of  _____, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
Ackdnowledgement of Grantor for Trademark Agreement

Schedule I
to
Trademark Security Agreement
Trademark Registrations
A.	REGISTERED TRADEMARKS
[Include Trademark, Country, Owner, Registration Number and Date of Registration]
B.	TRADEMARK APPLICATIONS
[Include Trademark, Country, Owner, Application Number and Date of Filing]

v

SCHEDULE 1
JURISDICTION OF ORGANIZATION; PRINCIPAL EXECUTIVE OFFICE

		Chief Executive Office/Sole Place of	Organizational ID
Legal Name	Jurisdiction of Incorporation	Business	Number
Authentic Fitness On-Line, Inc.	Nevada	501 7th Avenue New York, NY 10018	C27022-1998
CCC Acquisition Corp.	Delaware	501 7th Avenue New York, NY 10018	2351253
Calvin Klein Jeanswear Company	Delaware	501 7th Avenue New York, NY 10018	2411512
CKJ Holdings, Inc.	Delaware	501 7th Avenue New York, NY 10018	2691368
CKU.com Inc.	Delaware	501 7th Avenue New York, NY 10018	3088934
Designer Holdings Ltd.	Delaware	501 7th Avenue New York, NY 10018	2491119
Ocean Pacific Apparel Corp.	Delaware	501 7th Avenue New York, NY 10018	2315553
The Warnaco Group, Inc.	Delaware	501 7th Avenue New York, NY 10018	2085832

		Chief Executive Office/Sole Place of	Organizational ID
Legal Name	Jurisdiction of Incorporation	Business	Number
Warnaco Inc.	Delaware	501 7th Avenue New York, NY 10018	0731101
Warnaco Puerto Rico, Inc.	Delaware	501 7th Avenue New York, NY 10018	3243676
Warnaco Retail Inc.	Delaware	501 7th Avenue New York, NY 10018	2349578
Warnaco Swimwear Inc.	Delaware	6040 Bandini Blvd., City of Commerce, CA 90040-2905 Los Angeles Center Studios* 1201 West 5th Street Los Angeles, California 90017	2227587
Warnaco Swimwear Products Inc.	Delaware	6040 Bandini Blvd., City of Commerce, CA 90040-2905 Los Angeles Center Studios* 1201 West 5th Street Los Angeles, California 90017	2226825
Warnaco U.S., Inc.	Delaware	501 7th Avenue New York, NY 10018	2687301

*	Projected effective date for this address is October 15, 2008.

SCHEDULE 2
PLEDGED COLLATERAL
Part I: U.S. Subsidiaries

					Percentage
			Stock		of
		Class of	Certificate	Number of	Outstanding
Grantor	Stock Issuer	Stock	No(s)	Shares	Shares
Calvin Klein Jeanswear Company	CKJ Holdings, Inc.	Common Stock	2	1,000	100%
Designer Holdings Ltd. (f/k/a Jeanswear Holdings, Inc.)	Calvin Klein Jeanswear Company	Common Stock	2	1,000	100%
The Warnaco Group, Inc.	Warnaco Inc.	Common Stock	43	100,000	100%
Warnaco Inc.	CKU.com Inc.	Common Stock	2	1,000	100%
	Designer Holdings Ltd.	Common Stock	2	1,000	100%
	Ocean Pacific Apparel Corp.	Common Stock	9	5,589	100%
	Warnaco Puerto Rico, Inc.	Common Stock	1	1,000	100%
	Warnaco Swimwear Inc. (f/k/a Authentic Fitness Corporation)	Common Stock	3	1,000	100%

			Stock		Percentage of
		Class of	Certificate	Number of	Outstanding
Grantor	Stock Issuer	Stock	No(s)	Shares	Shares
	Warnaco U.S., Inc.	Common Stock	1	1,000	100%
Warnaco Swimwear Inc. (f/k/a Authentic Fitness Corporation)	Warnaco Swimwear Products Inc. (f/k/a Authentic Fitness Products Inc.)	Common Stock	6	100	100%
Warnaco Swimwear Products Inc. (f/k/a Authentic Fitness Products Inc.)	Authentic Fitness On-Line, Inc.	Common Stock	1	100	100%
	Warnaco Retail Inc. (f/k/a Authentic Fitness Retail Inc.)	Common Stock	1	100	100%
	CCC Acquisition Corp.	Common Stock	3	100	100%

Part II: First-Tier Foreign Subsidiaries

			Stock		Percentage of
		Class of	Certificate	Number of	Outstanding
Grantor	Stock Issuer	Stock	No(s)	Shares	Shares
Warnaco Inc.	Linda Vista de Veracruz S.A. de C.V.	Series B	1	329	66%
	Warnaco Intimo S.A.	Common Stock	Uncertificated	7,260	66%
	WF Overseas Fashion C.V.	Partnership Interests	Uncertificated	Uncertificated	65%
	Warner’s de Mexico S.A.	Series A	1	33,000	66%
	de C.V.	Series B	4	39,959,844	66%
Warnaco Swimwear Products Inc. (f/k/a Authentic Fitness Products Inc.)	Vista de Yucatan S.A. de C.V.	Series B	1	329	66%
Warnaco U.S., Inc.	Warnaco (Macao) Company Limited	Uncertificated	Uncertificated	Uncertificated	66%
Part III: Pledged
None.

SCHEDULE 3
FILINGS
Secretary of State of the State of Delaware
CCC Acquisition Corp.
Calvin Klein Jeanswear Company
CKJ Holdings, Inc.
CKU.com Inc.
Designer Holdings Ltd.
Ocean Pacific Apparel Corp.
The Warnaco Group, Inc.
Warnaco Inc.
Warnaco Puerto Rico, Inc.
Warnaco Retail Inc.
Warnaco Swimwear Inc.
Warnaco Swimwear Products Inc.
Warnaco U.S., Inc.
Secretary of State of the State of Nevada
Authentic Fitness On-Line, Inc.
US Copyright Office
US Patent and Trademark Office

SCHEDULE 4
LOCATION OF INVENTORY AND EQUIPMENT
(As of the Closing Date)

Company	Inventory and Equipment Location

Authentic Fitness On-Line, Inc.	6040 Bandini Blvd.
City of Commerce, CA 90040-2905

501 7th Avenue
New York, NY 10018

5305 Rivergrade Road Irwindale, CA 91706

CCC Acquisition Corp.	501 7th Avenue
New York, NY 10018

6040 Bandini Blvd.
City of Commerce, CA 90040-2905

Calvin Klein Jeanswear Company	501 7th Avenue
New York, NY 10018

Ward Warehouse
500 Eighth Avenue
Altoona PA 16601

Ward Warehouse 700 N. Third Avenue
Altoona, PA 16601

Butterick BLDG. 2900 Beale Ave.
Altoona, PA 16601

Puritan Building 2408-2430 8th Avenue
Altoona, PA 16601

Fleming Building RD # 4 Industrial Park
Huntingdon, PA 16652

Company	Inventory and Equipment Location

U.S. Sport Building RD # 4 Industrial Park
Huntingdon, PA 16652

US Routes 22 & 220 Duncansville, PA 16635

CKJ Holdings, Inc.	501 7th Avenue
New York, NY 10018

CKU.com Inc.	470 Wheelers Farms Road Milford, CT 06460

501 7th Avenue
New York, NY 10018

Designer Holdings Ltd.	501 7th Avenue
New York, NY 10018

Ocean Pacific Apparel Corp.	501 7th Avenue
New York, NY 10018

470 Wheelers Farms Road Milford, CT 06460

6040 Bandini Blvd.
City of Commerce, CA 90040-2905

5305 Rivergrade Road Irwindale, CA 91706

3 Studebaker Irvine, CA 92618

The Warnaco Group, Inc.	501 7th Avenue
New York, NY 10018

Warnaco Inc.	501 7th Avenue
New York, NY 10018

6040 Bandini Blvd.
City of Commerce, CA 90040-2905

Company	Inventory and Equipment Location

Ward Warehouse 500 Eighth Avenue
Altoona, PA 16602

Butterick BLDG 2900 Beale Avenue
Altoona, PA 16601

470 Wheelers Farms Road Milford, CT 06460

U.S. Routes 22 & 220 Duncansville, PA 16635

Puritan Building 2408-2430 8th Avenue
Altoona, PA 16602

Fleming Building Rd #4 Industrial Park
Huntingdon, PA 16652

U.S. Sports Building Rd #4 Industrial Park
Huntingdon, PA 16652

Warnaco Puerto Rico, Inc.	501 7th Avenue
New York, NY 10018

265 Isabel La catolica Hyde Park, Hato Rey Puerto Rico

470 Wheelers Farms Road Milford, CT 06460

Warnaco Retail Inc.	6040 Bandini Blvd.
City of Commerce, CA 90040-2905

5305 Rivergrade Road Irwindale, CA 91706

Company	Inventory and Equipment Location

501 7th Avenue
New York, NY 10018

Space 502, Second Level 525 F.D. Roosevelt Avenue
Hato Rey, PR 00918

Fortaleza #65 Corner of Cristo St.
Old San Juan, PR 00901

Warnaco Swimwear Inc.	6040 Bandini Blvd.
City of Commerce, CA 90040-2905

501 7th Avenue
New York, NY 10018

5305 Rivergrade Road Irwindale, CA 91706

5651 Rickenbacker Rd. Commerce, CA 90040

Warnaco Swimwear Products Inc.	5305 Rivergrade Road Irwindale, CA 91706

6040 Bandini Blvd.
City of Commerce, CA 90040-2905

501 7th Avenue
New York, NY 10018

Warnaco U.S., Inc.	470 Wheelers Farms Road Milford, CT 06460

501 7th Avenue
New York, NY 10018

SCHEDULE 5
INTELLECTUAL PROPERTY
Intellectual Property:
License Agreements
1.
Jeans License Agreement by and between Calvin Klein, Inc (“CKI”) as the Licensor and Calvin Klein Jeanswear (“CKJ”) as Licensee dated August 4, 1994, as amended (Men’s and Women’s — U.S., Central America, South America and Canada)

A.	Amendment dated December 7, 1994, re: Production of certain style or styles of baseball cap(s)

B.	Amendment dated January 10, 1995, re: Addition of the jurisdiction of Canada

C.	Amendment dated February 28, 1995, re: “Articles” as defined under the Agreement may hereinafter be referred to as “Khaki Articles” and/or “Articles.”

D.	Amendment dated April 22, 1996, re: Amendment of §§ 1.1, 2.1, 2.2, 7.1, 7.4, 11.1, of the License Agreement and §§ 8, 4, 6, 5 and 3 of the Khaki Amendment

E.	Amendment dated July 19, 1996, re: Defining the Territory of the British West Indies and the Greater Antilles

F.	Amendment dated October 31, 1996, re: the definition of “Close-out Articles” and “Net Sales”

G.	Amendment dated December 31, 1996, re: Addition of Argentina and Uruguay to the Territory

H.	Amendment dated February 24, 1997, re: Production of certain styles of knit scarves and certain styles of hats

I.	Sublicense Agreement by and between CKJ Holdings, Inc. (“Holdings”) and CKJ dated as of January 1, 1997

J.	Amendment dated January 15, 2002, re: Shortfall amount and accumulated unpaid interest

K.	Amendment dated July 10, 2002, re: Calculation of Net Sales.

L.	CKJ Waiver: Letter re: Sale of Jeanswear by CKJ amounted to no more than 15%, dated October 8, 2002

M.	Letter Agreement dated December 9, 2002, re: Limited Permission to make and sell Bathrobes and Pajamas in Japan

N.	Letter of Consent as of April 1, 2003 from CKJ to CKI re: consent to have Groupe Fremaux manufacture, source and sell bathrobes in Europe

O.
Letter Agreement dated March 4, 2003 re: Grant from CKI for the production of Terry Cloth flip flop for May 1 to May 30, 2003, Underwear travel bags for Holiday 2003 and Black rubber flip flop for Father’s Day 2003

P.
Letter dated June 12, 2003 from Warnaco Inc. to Calvin Klein, Inc. re: permission to produce and sell “CK/CALVIN KLEIN” men’s accessories to and in Japan in lieu of the CKI/Warnaco Inc. Men’s Accessories License

Q.	Amendment and Agreement dated June 5, 2003 by and among CKI, Phillips-Van Heusen Corporation, Warnaco Inc., CKJ and CKJ Holdings Inc.
a.
Letter Agreement dated March 16, 2006 between Warnaco Inc., Calvin Klein Jeanswear Company, Warnaco Swimwear Inc. re: June 5, 2003 amendment, women’s swimwear license, and underwear outlet license agreement

b.
Letter Agreement dated December 1, 2006 between Calvin Klein, Inc., CKJ Holdings, Inc., Calvin Klein Jeanswear Company re: amendment of product definition and discounts to Warnaco Parties as defined in the June 2003 Agreement, and provisions re: distribution of women’s “plus” sizes in the U.S.

R.
Sub-License Agreement — by and between Calvin Klein Jeanswear Company, CKJ Holdings, Inc. [Happy Kids Inc. and Happy Kids Jeanswear, Inc.] dated June 18, 2003. (amended November 15, 2004), and assigned by letter dated December 1, 2005 to Wear Me Apparel Corp./ Kids Headquarters, as amendments for Jeanswear and Underwear dated ____ 2005, and on March 21, 2007, March 22, 2007, May 14, 2007, August 8, 2007 and November 27, 2007

a.	Children’s Underwear Amendment dated November 15, 2004 between Calvin Klein Jeanswear and CKJ Holdings, Inc. and Happy Kids Jeanswear Inc. and Warnaco Inc.

b.	Letter dated December 1, 2005 assigning Agreement to Wear Me Apparel/ Kids Headquarters from C. Silverstein

c.	Children’s Jeanswear Amendment and Assignment dated ____ 2005 between Calvin Klein Jeanswear, CKJ Holdings, Inc., Happy Kids Inc., Happy Kids Jeanswear Inc. and Wear Me Apparel Corp.

d.	Children’s Underwear Amendment and Assignment dated ____ 2005 between Calvin Klein Jeanswear, CKJ Holdings, Inc., Happy Kids Inc., Happy Kids Jeanswear Inc., Wear Me Apparel Corp. and Warnaco Inc.

e.	Letter dated October 25, 2006 from F. Tworecke of Warnaco to C. Silverstein re: Limited Sell-Off Under Sub-License

f.	Letter Agreement dated March 21, 2007 between Wear Me Apparel Corp., Calvin Klein Jeanswear Company and CKJ Holdings, Inc. re: merger of Wear Me Apparel Corp. into Wear Me Apparel LLC.

g.
Letter Agreement dated March 22, 2007 between Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Wear Me Apparel Corp. re: penalty reimbursement payment for additional sales of Articles at off-price in excess of the amounts approved by CKJ

h.
Letter dated May 14, 2007 from Calvin Klein Jeanswear Company, CKJ Holdings, Inc. to Wear Me Apparel Corp. re: confirmation of discussions concerning Wear Me Apparel’s right to sell and distribute jeanswear Articles as Close-Out Articles through off-price and close-out channels for the 2007 Annual Period.

i.
Letter Agreement dated August 8, 2007 between Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Kids Headquarters re: penalty reimbursement payment for additional sales of Articles at off-price in excess of the amounts approved by CKJ

j.
Amendment to Sublicense dated August 8, 2007 between Calvin Klein Jeanswear Company, CKJ Holdings Inc., Warnaco Inc., and Wear Me Apparel Corp. d.b.a. Kids Headquarters division re: off-price and closeout sales in 2007

k.	Letter Agreement dated October 2007 between CKI, Calvin Klein Jeanswear Company, CKJ Holdings and Warnaco Inc. re: Percentage Fees and Sales of Close-Out Articles.

l.
Letter Agreement dated November 27, 2007 between Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Kids Headquarters re: Close-Out sales for 2007, 2008, sales to membership clubs, circumstances and requirements surrounding Final Disposition Period of May 31, 2009

m.	Letter dated June 17, 2008 from Warnaco Inc. to Calvin Klein, Inc. re: Kids Headquarters shipment of articles outside of defined territory.
S.	Guaranty by Jack M. Benun, dated June 18, 2003, re: the guarantee of the payment of Minimum Guaranteed Fee in accordance of §7.2 of the Happy Kids, Inc. Sub-License Agreement

T.	Letter of Consent dated June 18, 2003 from Holdings and CKJ to CKI re: request of CKI’s consent of the Happy Kids, Inc. Sub-License Agreement

U.	Letter dated December 4, 2003 from CKI to Warnaco Inc. re: permission to sell an additional US$30 Million of Net Sales of Articles over the limit of 17.5% of Gross Sales of Articles to warehouse clubs

V.	Letter dated May 27, 2004 from CKI to Warnaco Inc. re: black label “CALVIN KLEIN” Collection five pocket jeans

W.	Amendment dated July 26, 2003 re: Revised Net Sales Threshold Amounts. (effective July 1, 2003) for Central and South America.

X.	*Central and South America Store License Agreement dated July 6, 2004 and effective as of June 1, 2004 between CKI and CKJ Holdings & Calvin Klein Jeanswear Company (with Summary)

Y.	*Amendment #1 to Central and South America Store License Agreement between CKI and CKJ Holdings & Calvin Klein Jeanswear Company dated January 31, 2006

Z.	Letter dated November 8, 2004 from CKI to Warnaco Inc. re: consent to sell an additional $30 million of Net Sales over the limit of 17.5% of Gross Sales of Articles to warehouse clubs

AA.
Letter Agreement dated March 16, 2006 between Warnaco Inc., Calvin Klein Jeanswear Company, Warnaco Swimwear Inc. re: June 5, 2003 amendment, Women’s Swimwear License, and Underwear Outlet License Agreement

BB.
Letter Agreement dated December 1, 2006 between Calvin Klein, Inc., CKJ Holdings, Inc., Calvin Klein Jeanswear Company re: amendment of product definition and discounts to Warnaco Parties as defined in the June 2003 Agreement, provisions re: distribution of women’s “plus” sizes in the U.S.

CC.	CKI/ CKJC “Plus Size” Term Sheet dated December 8, 2006

DD.
Letter Agreement between Calvin Klein Inc., CK Jeanswear Company, CKJ Holdings Inc., Warnaco Inc., Warnaco Swimwear Inc., CKJE, CKJA, CKJAU, CKJNZ, CKJK, CKJSH, CKJNV, and WF Overseas Fashion C.V. dated November 6, 2007 re: Close-Outs

EE.	Letter Agreement dated October 2007 between CKI, Calvin Klein Jeanswear Company, CKJ Holdings and Warnaco Inc. re: Percentage Fees and Sales of Close-Out Articles

FF.
E-Commerce Agreement dated January 31, 2008 re: CKI’s Calvin Klein e-commerce Website and Warnaco’s E-Commerce Rights, between Calvin Klein, Inc., and WF Overseas Fashion C.V., itself, or by or through CK Jeanswear N.V., CK Jeanswear Asia Limited, CK Jeanswear Europe S.r.l., Calvin Klein Jeanswear Company, CKJ Holdings, Inc. (with Summary)

2.	Amended and Restated Europe Jeans License Agreement dated January 1, 1997 between Calvin Klein, Inc. and CK Jeanswear Europe, S.p.A.
A.
Letter Agreement dated January 31, 2006 between Calvin Klein, Inc., WF Overseas Fashion C.V. by Warnaco U.S., Inc. and CK Jeanswear Europe, S.p.A. re: Agreement term, Minimum Net Sales Threshold, Minimum Guaranteed Fees, Assignment within Warnaco

3.	Amended and Restated Asia Jeans License Agreement dated January 1, 1997 between Calvin Klein, Inc. and Calvin Klein Jeanswear Asia Ltd.
A.
Letter Agreement dated January 31, 2006 between Calvin Klein, Inc., WF Overseas Fashion C.V. by Warnaco U.S., Inc., and CKJA, CKJAU, CKJNZ, CKJK, CKJS, CKJE (CKJA Group Entities), and CK Jeanswear N.V. (CKJ Entities), re: Agreement term, Minimum Net Sales Thresholds, Change of Control Transfer, Assignment within Warnaco

4.	Amended and Restated “CK/Calvin Klein Jeans” Stores Agreement for Europe and Asia between CKI & CKJNV, CKJA and CKJE dated March 6, 2002.
A.
Amendment to the Restated Jeans Store License dated January 31, 2006 between CKI, WF Overseas Fashion C.V. by Warnaco U.S., Inc., CK Jeanswear N.V., CK Jeanswear Asia Limited and CK Jeanswear Europe, S.p.A. re: Agreement term, territory, ancillary products, number of jeans outlet stores, Assignment within Warnaco, etc.

5.	Jeans Accessories License Agreement dated January 31, 2006 between Calvin Klein, Inc., CK Jeanswear Europe, CK Jeanswear Asia Limited, and WF Overseas Fashion C.V.
A.
Jeanswear Accessories Side Letter Permission dated January 31, 2008 for CKJE/CKJA et al/WFOF between Calvin Klein, Inc. (“Grantor”) and CK Jeanswear Europe S.r.l., CK Jeanswear Asia Limited (for itself and certain affiliates i.e. CKJ Korea, CKJ Australia, CKJ Shanghai), and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (collectively “Operator”)

B.
E-Commerce Agreement dated January 31, 2008 re: CKI’s Calvin Klein e-commerce Website and Warnaco’s E-Commerce Rights, between Calvin Klein, Inc., and WF Overseas Fashion C.V., itself, or by or through CK Jeanswear N.V., CK Jeanswear Asia Limited, CK Jeanswear Europe S.r.l., Calvin Klein Jeanswear Company, CKJ Holdings, Inc.

C.
E-Commerce Side Letter Permission dated January 31, 2008 for CKJE/CKJA et al/WFOF to sell Jeans Accessories via E-commerce between Calvin Klein, Inc., and CK Jeanswear Europe S.r.l. and WF Overseas Fashion C.V. (by Warnaco U.S., Inc., its general partner)

6.	Jeans Accessories Only Retail Store Agreements
A.
Calvin Klein Jeans “Jeanswear Accessories Only” Retail Store Space Agreement dated January 31, 2008 between Calvin Klein, Inc. (“Grantor”) and WF Overseas Fashion C.V. (itself, or by and through Warnaco BV, as successor to CK Jeanswear N.V.), CK Jeanswear Asia Limited, and CK Jeanswear Europe S.r.l. (collectively “Operator”)

B.	Calvin Klein Jeans “Jeanswear Accessories Only” Retail Store Space Agreement — Central and South America dated January 31, 2008 between Calvin Klein, Inc. and WF Overseas Fashion C.V.

C.
Side Letter Permission dated January 31, 2008 for CKJE/CKJA et al/WFOF between Calvin Klein, Inc. (“Grantor”) and CK Jeanswear Europe S.r.l., CK Jeanswear Asia Limited (for itself and certain affiliates i.e. CKJ Korea, CKJ Australia, CKJ Shanghai), and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (collectively “Operator”)

7.	Bridge Accessories License Agreement dated January 31, 2006 between Calvin Klein, Inc., CK Jeanswear Europe S.p.A. and WF Overseas Fashion C.V.
A.
Bridge Accessories Side Letter Permission dated January 31, 2008 for CKJE/WFOF between Calvin Klein, Inc., (“Grantor”) and CK Jeanswear Europe S.r.l. and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (“Operator”)

8.	Bridge Accessories Only Store Agreements
A.	CK/Calvin Klein “Bridge Accessories Only” Stores Agreement dated January 31, 2008 between Calvin Klein, Inc. and WF Overseas Fashion C.V., (itself or by or through C.V. Jeanswear Europe S.r.l.)

B.	CK/Calvin Klein “Bridge Accessories Only” Stores Agreement — Central and South America dated January 31, 2008 between Calvin Klein, Inc. and WF Overseas Fashion C.V.

C.
Bridge Accessories Side Letter Permission dated January 31, 2008 for CKJE/WFOF between Calvin Klein, Inc., (“Grantor”) and CK Jeanswear Europe S.r.l. and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (“Operator”)

9.	Bridge Apparel License Agreement dated January 31, 2006 between Calvin Klein, Inc., CK Jeanswear Europe S.p.A. and WF Overseas Fashion C.V.
10.	Bridge Store License Agreement dated January 31, 2006 between CK Jeanswear N.V., CK Jeanswear Europe S.p.A., and WF Overseas Fashion C.V.

11.	Underwear — Administration Agreement dated March 14, 1994 between Calvin Klein, Inc. and Warnaco Inc.

12.	Calvin Klein Women’s Swimwear License Agreement dated as of January 1, 2004 between Calvin Klein, Inc. and Warnaco Swimwear Inc.

13.	Calvin Klein Men’s Swimwear License Agreement between Calvin Klein, Inc. and Warnaco Swimwear Inc. (summary only)

14.	Speedo License Agreement dated May 10, 1990 between Speedo International B.V. and Speedo International Limited (“the Licensor”) and Warnaco Inc. and Warnaco International Inc. (“the Licensee”)
A.
Amendment to the Speedo Licenses dated November 25, 2002 by and between Speedo International Limited and Authentic Fitness Corporation and Authentic Fitness Products Inc. (Including Exhibits 1-6 of Speedo Licenses)

B.	Website Agreement November 25, 2002 by and between Speedo International Limited and Authentic Fitness Corporation and Authentic Fitness Products, Inc. dated as of
15.	Lifeguard License Corp. License Agreement (Amendment to the Lifeguard License dated 2008)

16.	Amended and Restated Chaps License Agreement dated as of January 1, 1996 by and between Polo Ralph Lauren L.P. and Warnaco Inc.
A.	Letter, dated April 9, 1996 from Polo Ralph Lauren, L.P. to Linda Wachner re: products to include men’s bathing suits

B.	Letter, dated June 20, 1996 from Michael J. Newman to Linda Wachner dated June 20, 1996 re: trademarks “RALPH” and “RALPH BY RALPH LAUREN”

C.	Letter, dated June 2, 1998 from Lee S. Sporn to Stanley P. Silverstein re: addition of Mexico to the Territory

D.
Letter Agreement, dated June 16, 1999 from PRL USA, Inc., The Polo/Lauren Company L.P. & Polo Ralph Lauren Corporation to Stanley P. Silverstein, Esq. re: Modes Alto Regal Agreement and extension of the U.S. Agreement to December 31, 2008

E.
License Agreement and Design Services Agreement Amendment and Extension, effective September 1, 2003, by and among PRL USA, Inc., The Polo/Lauren Company, L.P., Polo Ralph Lauren Corporation and Warnaco Inc. and Warnaco of Canada Company

F.	Amendment to License Agreement and Design Services Agreement with respect to Mexico and specifically “Annual Advertising Obligations”, and “Earned Royalty Rate” under Canada License signed April 2005

G.
Letter Permission from Polo Ralph Lauren to Warnaco Inc. and Warnaco of Canada Company granting permission to sublicense to Excelled Leather and Coat Corporation for CHAPS branded outerwear dated June 15, 2006

H.	Sub-License Agreement between Warnaco Inc. and Excelled Leather and Coat Corporation, effective January 1, 2006 for Men’s Leather and Wool Outerwear

I.
Letter Amendment dated May 9, 2007 between PRL Usa, Inc., The Polo/Lauren Company L.P., Polo Ralph Lauren Corp., Warnaco Inc. and Warnaco of Canada Company (effective April 1, 2006) re: change to description of “Licensed Products”

J.	Letter from Warnaco Inc. and Warnaco of Canada Company dated February 1, 2008 requesting to exercise its right to renew as per the September 19, 2003 amendment

K.	Follow up Letter from Warnaco Inc. and Warnaco of Canada Company dated February 15, 2008 requesting to exercise its right to renew as per the September 19, 2003 amendment

L.
Short form for License Agreement and Design Services Agreement Amendment and Extension, effective September 1, 2003, by and among PRL USA, Inc., The Polo/Lauren Company, L.P., Polo Ralph Lauren Corporation and Warnaco Inc. and Warnaco of Canada Company (used for recordation purposes)

M.
*Renewal Letter dated March 19, 2008 from Warnaco Inc. and Warnaco of Canada Company enclosing payment for the difference between Minimum Earned Royalties and Royalties actually paid and confirmation of renewal of agreements for Second Renewal Term thru December 31, 2013

N.	Mexican Recordation of License Agreement dated February 12, 2008
All Trademarks, Copyrights and Patents
See attached.
Canadian Trademarks, Copyrights and Patents
See attached.
Material Intellectual Property:
Trademarks
WARNER’S, owned by Warnaco U.S., Inc.
OLGA, owned by Warnaco U.S., Inc.
CALVIN KLEIN UNDERWEAR, beneficially owned by Warnaco Inc. (which owns the Class B and C shares of the Calvin Klein Trademark Trust)
License Agreements
Calvin Klein Underwear Administration Agreement between Calvin Klein, Inc. and Warnaco Inc., dated March 14, 1994, as amended.
Jeans License Agreement by and between Calvin Klein, Inc. and Calvin Klein Jeanswear Company, dated August 4, 1994, as amended.
Amended and Restated Europe Jeans License Agreement, dated January 1, 1997, as amended, by and among Calvin Klein, Inc., CK Jeanswear Europe, S.r.l. and WF Overseas Fashion C.V.
Amended and Restated Asia Jeans License Agreement, dated January 1, 1997, by and among Calvin Klein, Inc., Calvin Klein Jeanswear Asia Ltd. and WF Overseas Fashion C.V.
Speedo License Agreement dated May 10, 1990, as amended, among Speedo International Limited, Warnaco Swimwear Inc. and Warnaco Swimwear Products, Inc.

Warnaco’s Intellectual Property

Schedule Number
1.	Trademarks
A.	Warnaco U.S., Inc. — Trademark Applications / Registrations

B.	Warnaco Swimwear, Inc. — Trademark Applications / Registrations
2.	Copyrights
A.	Warnaco Inc. — Copyright Applications / Registrations

B.	Warnaco Swimwear, Inc. — Copyright Applications / Registrations
3.	Patents
A.	Warnaco Swimwear, Inc. — Patent Applications / Registrations

B.	Warnaco — Patent Applications / Registrations

C.	Warnaco / Olga — Patent Applications / Registrations

D.	Warnaco / Speedo — Patent Applications / Registrations

1. Trademarks

A. Warnaco U.S., Inc.

Trademark Applications / Registrations

WARNACO U.S., INC.

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Afghanistan
	BODYSLIMMERS	IN 25	1048	28-Aug-1999	5999	21-Nov-1999
	BODYSLIMMERS NANCY GANZ	IN 25	1049	28-Aug-1999	6000	21-Nov-1999
	NANCY GANZ	IN 25	1050	28-Aug-1999	6001	21-Nov-1999
	OLGA	25 Int.	1406	30-Nov-1992	4687	18-Mar-1993
	WARNACO	IN 16, IN 25, IN 38, IN 42	2219	14-Aug-1996	5337	15-Dec-1996
	WARNER’S	IN 25	1405	30-Nov-1992	4686	18-Mar-1993
African Union Territories (OAPI)
	OLGA	25 Int.	PV.81792	04-Sep-1992	32127	04-Sep-1994
	WARNER’S	IN 25	PV.81793	04-Sep-1992	32128	04-Sep-1992
Albania
	BODY NANCY GANZ	IN 25	AL/M/2003/00	24-Dec-2003	9934	28-Oct-2004
	BODYSLIMMERS	IN 25	ALM/99/0021	20-May-1999	8195	22-Nov-2000
	BODYSLIMMERS NANCY GANZ	IN 25	ALM/99/0021	20-May-1999	8236	01-Dec-2000
	IN CONTROL	IN 25	AL/M99/0037	20-Sep-1999	8278	22-Dec-2000
	NANCY GANZ	IN 25	ALM/99/0021	20-May-1999	8235	01-Dec-2000
	WARNER’S	IN 25		03-Jun-1995
	WARNER’S IN CONTROL	IN 25	AL/M99/0037	20-Sep-1999	8246	30-Nov-2000
	YOUNG ATTITUDES	25 Int.	AL/M/2003/57	24-Dec-2003	9933	28-Oct-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Algeria
	BODY NANCY GANZ	IN 25	032374	24-Dec-2003	66811	24-Dec-2003
	BODYSLIMMERS	IN 25	032373	24-Dec-2003	66810	24-Dec-2003
	BODYSLIMMERS NANCY GANZ	IN 25	032376	24-Dec-2003	66813	24-Dec-2003
	OLGA	25 Int., 31 Int.	021858	15-Sep-2002	064260	15-Sep-2002
	WARNER’S	IN 25	031865	06-Oct-2003	66751	06-Oct-2003
	YOUNG ATTITUDES	25 Int.	032375	24-Dec-2003	66812	24-Dec-2003
Andorra
	BODYSLIMMERS	IN 25	13491	08-Jun-1999	13237	08-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	13498	08-Jun-1999	13236	08-Jun-1999
	IN CONTROL	IN 25	16651	14-Jul-1999	13307	14-Jul-1999
	NANCY GANZ	IN 25	13497	08-Jun-1999	13235	08-Jun-1999
	OLGA	IN 25	198	12-Dec-1996	915	12-Dec-1996
	WARNACO	IN 25	174	12-Dec-1996	908	12-Dec-1996
	WARNER’S	IN 25	2959	02-Jan-1997	1956	02-Jan-1997
	WARNER’S IN CONTROL	IN 25	13650	14-Jul-1999	13306	14-Jul-1999
Angola
	WARNER’S MERRY WIDOW	IN 25	477/95	28-Aug-1995
Anguilla
	WARNER’S (SCRIPT)	IN 25	2780	26-Feb-1997	2780	26-Feb-1997
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Antigua and Barbuda
	BODYSLIMMERS	IN 25	N/A	02-Aug-2000	5769	02-Aug-2000
	BODYSLIMMERS NANCY GANZ	IN 25	NA	02-Aug-2000	5768	02-Aug-2000
	OLGA	NA 38	N/A		3532	25-Mar-1993
	WARNER’S	NA 38	N/A	26-Oct-1966	1272	20-Apr-1967
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Argentina
	BELLY BUSTER	IN 25	2166318	30-Jul-1998
	BODY NANCY GANZ	25 Int.	2,466,994	09-Oct-2003	2,023,401	26-Apr-2005
	BODYSLIMMERS	IN 25	2166315	30-Jul-1998
	BODYSLIMMERS NANCY GANZ	25 Int.	2,221,042	26-May-1999	1,801,177	04-Aug-2000
	BUTT BOOSTER	IN 25	2166319	30-Jul-1998
	CASUAL CONTROL	IN 24	2166322	30-Jul-1998
	CASUAL CONTROL	IN 25	2166323	30-Jul-1998
	ELEGANT CONTROL	IN 24	2166324	30-Jul-1998	1,784,093	29-Mar-2000
	ELEGANT CONTROL	IN 25	2166325	30-Jul-1998
	HIPSLIP	IN 25	2166317	30-Jul-1998
	NANCY GANZ	IN 25	2166316	30-Jul-1998	1,824,555	06-Apr-2001
	NIP TUCK & BOOST	IN 25	2166320	30-Jul-1998
	OLGA	IN 25	2,644,050	06-Jan-2006	2,101,735	27-Jul-2006
	THIGHSLIMMER	IN 25	2166326	30-Jul-1998
	WARNER’S	IN 25	2,447,401	28-Jul-2003	1,954,795	10-Oct-2003
	WARNER’S	IN 25	2,447,402	28-Jul-2003	1,95,4798	10-Oct-2003
	WARNER’S & W DESIGN	25	2,494,808	12-Feb-2004	1,984,309	28-Jun-2004
	WARNER’S (SCRIPT)	IN 25	2,447,404	28-Jul-2003	1,954,807	10-Oct-2003
	WARNER’S NOTHING BUT CURVES	IN 25	2,284,547	03-May-2000	1,846,501	04-Oct-2001
	WILD ABOUT U-NECK	IN 25	2166321	30-Jul-1998
	YOUNG ATTITUDES	25 Int.	2,471,329	29-Oct-2003	2,025,736	06-May-2005
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Armenia
	BODYSLIMMERS	IN 25	990423	20-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	990422	20-May-1999	5300	11-Sep-2000
	IN CONTROL	IN 25	990841	30-Aug-1999	5393	02-Oct-2000
	NANCY GANZ	IN 25	990424	20-May-1999	5301	11-Sep-2000
	WARNACO	IN 25, IN 9, IN 16	960230	29-Apr-1996	3526	28-Aug-1998
	WARNER’S IN CONTROL	IN 25	990842	30-Aug-1999	5394	02-Oct-2000
Aruba
	BODYSLIMMERS	IN 25	IM-990611.13	11-Jun-1999	19951	25-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	IM-990611.15	11-Jun-1999	19953	25-Jun-1999
	NANCY GANZ	IN 25	IM-990611.14	11-Jun-1999	19952	25-Jun-1999
	OLGA	IN 25	90112613	26-Nov-1990	15045	24-Dec-1990
	OLGA TREASURES	25 Int.	95061915	19-Jun-1995	17444	05-Jul-1995
	SECRET SHAPERS	IN 25	IM-960306.16	06-Mar-1996	17858	29-May-1996
	WARNER’S	IN 25	030814.20	14-Aug-2003	22514	28-Aug-2003
	WARNER’S THE BETTER BODY PEOPLE	IN 25	9502311	05-Aug-1994	17222	07-Mar-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Australia
	BODY BY NANCY GANZ	IN 25	947754	20-Mar-2003	947754	20-Mar-2003
	BODY NANCY GANZ	IN 25	971835	26-Sep-2003	971835	26-Sep-2003
	BODYSLIMMERS NANCY GANZ	IN 25	820594	19-Jan-2000	820594	19-Jan-2000
	CUSTOM CURVES	IN 25	450,056	11-Aug-1986	A450,056	31-May-1990
	FLOWER CHARMS	IN 25	764590	11-Jun-1998	764590	11-Jun-1998
	NAKED COTTON	IN 25	787520	05-Mar-1999	787520	29-Jan-2001
	NAKED LACE	IN 25	764582	11-Jun-1998	764582	22-Dec-2000
	NAKED STRIPES	IN 25	764585	11-Jun-1998	764585	29-Jan-1999
	NAKED TRUTH	IN 25	764589	11-Jun-1998	764589	29-Jan-1999
	NANCY GANZ	IN 25	711,461	25-Jun-1996	711,461	25-Jun-1996
	NANCY GANZ BODYSLIMMERS	IN 25	768310	23-Jul-1998	768310	23-Jul-1998
	NANCYGANZSLIMMERS.COM	35, 38, 42	809940	11-Oct-1999	809940	11-Oct-1999
	NOT SO INNOCENT	IN 25	779867	01-Dec-1998	779867	16-Jul-1999
	OLGA	IN 25	158,084	26-Jan-1960	A158,084	26-Jan-1960
	OLGA PIQUE	IN 25	832951	26-Apr-2000	832951	26-Apr-2000
	OLGA SIMPLY PERFECT	IN 25	793313	06-May-1999	7933313	06-May-1999
	OLGA SIMPLY PERFECT SATIN	IN 25	793309	06-May-1999	793309	06-May-1999
	OLGA TREASURES	IN 25	700354	02-Jan-1996	700,354	09-Apr-1997
	OLGA’S CHRISTINA	25 Int.	1134741	12-Sep-2006	1134741	12-Sep-2006
	PLUSHLINE	IN 25	1061428	22-Jun-2005	1061428	22-Jun-2005
	SATIN AND PEARLS	IN 25	764594	11-Jun-1998
	SATIN TUXEDO	IN 25	1061444	22-Jun-2005	1061444	22-Jun-2005
	SECRET SHAPERS	IN 25	704176	11-Mar-1996	704176	06-Jun-1997
	SHEER HEAVEN	IN 25	764593	11-Jun-1998	764593	29-Jan-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	SHIMMER & SHINE	IN 25	700355	02-Jan-1996	700355	09-Apr-1997
	SIZZLES	IN 25	341,880	14-Jan-1980	A341,880	23-Dec-1981
	SUDDENLY SLIM	25 Int.	116100	14-Feb-2007
	VINTAGE TOUCH	IN 25	1061427	22-Jun-2005	1061427	22-Jun-2005
	WARNACO	IN 16, IN 25, IN 38, IN 42, IN 35	730231	19-Mar-1997	730231	19-Mar-1997
	WARNACO.COM	IN 35, IN 38	734344	13-May-1997	734344	13-May-1997
	WARNER’S	IN 25	574,660	18-Mar-1992	574,660	03-Jul-1996
	WARNER’S (SCRIPT)	IN 25	38,473	19-Mar-1924	A38,473	19-Mar-1924
	WARNER’S LACE CHARMERS	IN 25	811466	25-Oct-1999
	WARNER’S NOTHING BUT CURVES	IN 25	833304	28-Apr-2000	833304	29-Sep-2000
	WARNER’S SIMPLY PERFECT	IN 25	792,753	30-Apr-1999	792753	17-Dec-1999
	WARNER’S SIMPLY PERFECT SATIN	IN 25	792754	30-Apr-1999	792754	30-Apr-1999
	YOUNG ATTITUDES	25 Int.	968847	05-Sep-2003	968847	05-Sep-2003
Austria
	OLGA	IN 25	AM 2038/87	27-May-1987	117,873	29-Oct-1987
	SATURDAY’S BRA	IN 25	AM 83/2000	07-Jan-2000	187,585	28-Mar-2000
	WARNACO	IN 25	AM 209/96	12-Jan-1996	163,783	19-Apr-1996
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNER’S	IN 25	AM 1777/71	09-Aug-1971	70,664	31-Dec-1971
	WARNER’S	IN 25	AM 1730/74	15-Jul-1974	78,285	25-Sep-1974
	WARNER’S NOTHING BUT CURVES	IN 25	AM3298/2000	04-May-2000	190144	11-Aug-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Azerbaijan
	BODYSLIMMERS	IN 25	99.4542	20-May-1999	2000 0801	22-Aug-2000
	BODYSLIMMERS NANCY GANZ	IN 25	99.4541	20-May-1999	2000 0800	22-Aug-2000
	IN CONTROL	IN 25	99.4734	31-Aug-1999	2000 0810	24-Aug-2000
	NANCY GANZ	IN 25	99.4541	20-May-1999	2000 0802	22-Aug-2000
	WARNACO	IN 9, IN 16, IN 25	96.2353	02-May-1996	990637	02-May-1996
	WARNER’S GOLD	IN 25, IN 28, IN 42	97.2798	30-Jan-1997
	WARNER’S IN CONTROL	IN 25	99.4733	31-Aug-1999	2000 0809	24-Aug-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Bahamas
	BODYSLIMMERS	NA 38	21,873	03-Aug-1999	21,873	03-Aug-1999
	BODYSLIMMERS NANCY GANZ	IN 25	21,875	03-Aug-1999	21,875	03-Aug-1999
	GUARANTEED COMFORT	NA 38	17,760	31-Aug-1995	17,760	31-Aug-1995
	GUARANTEED COMFORT FOR THE FULLER FIGURE	NA 38	17,830	10-Oct-1995	17,830	10-Oct-1995
	LACE CHARMERS	NA 38	17,831	10-Oct-1995	17,831	10-Oct-1995
	LACY LUXURIES	NA 38	17,833	10-Oct-1995	17,833	10-Oct-1995
	NANCY GANZ	NA 38	21,874	03-Aug-1999	21,874	03-Aug-1999
	NO CLING EVER!	NA 38	17,832	10-Oct-1995	17,832	10-Oct-1995
	OLGA	NA 38	15,447	15-Sep-1992	15,447	15-Sep-1992
	OLGA SHIMMERLACE	NA 38	18,257	05-Mar-1996	18,257	05-Mar-1996
	OLGA TREASURES	NA 38	17,838	10-Oct-1995	17,838	10-Oct-1995
	SECRET SHAPERS	NA 38	18,258	05-Mar-1996	18,258	05-Mar-1996
	SHIMMER & SHINE	NA 38	17,839	10-Oct-1995	17,839	10-Oct-1995
	THE PERFECTIONISTS	NA 38	17,175	14-Mar-1995	17,175	14-Mar-1995
	WARNER’S	NA 38	15,446	15-Sep-1992	15,446	15-Sep-1992
	WARNER’S MERRY WIDOW	NA 38	17,254	05-May-1995	17,254	05-May-1995
	WARNER’S THE BETTER BODY PEOPLE	NA 38	17,098	03-Feb-1995	17,098	26-Jul-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Bahrain
	BODYSLIMMERS	IN 25	1258/99	21-Jul-1999	25983	21-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	1260/99	21-Jul-1999	25985	21-Jul-1999
	NANCY GANZ	IN 25	1259/99	21-Jul-1999	25984	21-Jul-1999
	OLGA	25 Int.	980/90	25-Dec-1990	13912	08-Jun-1991
	OLGA’S CHRISTINA	25 Int.	49540	12-Aug-2006
	WARNACO	IN 25	1060/96	22-Jun-1996	20586	22-Jun-1996
	WARNACO	IN 42	1061/96	22-Jun-1996	SM 1995	02-Nov-1997
	WARNACO	IN 16	1063/96	22-Jun-1996	20587	22-Jun-1996
	WARNACO	IN 38	1062/96	22-Jun-1996	SM 1996	02-Nov-1997
	WARNACO.COM	IN 38	788/97	26-May-1997	2326	26-May-1997
	WARNACO.COM	IN 35	789/97	26-May-1997	2327	26-May-1997
	WARNACO.COM	IN 42	790/97	26-May-1997	2328	26-May-1997
	WARNER’S (SCRIPT)	IN 25	74/85	26-Jan-1985	9209	27-May-1985
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Bangladesh
	BODYSLIMMERS	IN 25	60040	17-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	60039	17-May-1999
	NANCY GANZ	IN 25	60041	17-May-1999
	OLGA	IN 25	36078	04-Oct-1992	36078	04-Oct-1992
	WARNACO	IN 9	46720	04-May-1996	46720	04-May-1996
	WARNACO	25 Int.	45316	18-Nov-1995	45316	18-Nov-1995
	WARNACO	IN 16	46721	04-May-1996
	WARNER’S	IN 25	36079	04-Oct-1992
	WARNER’S GOLD	IN 25	47239	24-Jun-1996
	WARNER’S GOLD	IN 28	47240	24-Jun-1996
	WARNER’S GOLD	IN 16	47238	24-Jun-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Barbados
	BODYSLIMMERS	IN 25	P6867	06-Jul-1999	81/14551	26-Oct-2000
	BODYSLIMMERS NANCY GANZ	IN 25	6869	06-Jul-1999	81/14542	26-Oct-2000
	GUARANTEED COMFORT	IN 25	N/A	24-Nov-1995	81/10482	22-Dec-1999
	GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	N/A	23-Nov-1995
	LACE CHARMERS	IN 25	N/A	23-Nov-1995
	LACY LUXURIES	IN 25	N/A	23-Nov-1995	81/10601	17-May-2000
	NANCY GANZ	IN 25	6868	06-Jul-1999	81/14529	01-Nov-2000
	NO CLING EVER!	IN 25	N/A	23-Nov-1995
	OLGA	IN 25	N/A	22-Apr-1993	81/8232	20-Jan-1999
	OLGA SHIMMERLACE	IN 25	N/A	06-Feb-1996	81/10783	18-Jan-2000
	OLGA TREASURES	IN 25	N/A	23-Nov-1995
	SECRET SHAPERS	IN 25	N/A	06-Feb-1996
	SHIMMER & SHINE	IN 25	N/A	23-Nov-1995	81/10445	22-Dec-1999
	THE PERFECTIONISTS	IN 25	N/A	08-Mar-1995	81/10040	03-Dec-1999
	WARNER’S	IN 25	N/A	19-Jan-1994	81/9302	07-Dec-1999
	WARNER’S (SCRIPT)	IN 25		24-May-1966	81/4025	19-May-1994
	WARNER’S MERRY WIDOW	IN 25	N/A	02-Aug-1995
	WARNER’S THE BETTER BODY PEOPLE	IN 25	N/A	02-Feb-1995	81/9905	29-Nov-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Belarus
	BODY NANCY GANZ	IN 25	20032798	24-Dec-2003	22778	04-May-2006
	BODYSLIMMERS	IN 25	19990762	19-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	19990760	19-May-1999
	IN CONTROL	IN 25	19991268	27-Aug-1999
	NANCY GANZ	IN 25	19990761	19-May-1999
	WARNACO	IN 25	960,331	26-Feb-1996	8771	05-Jun-1998
	WARNER’S IN CONTROL	IN 25	19991267	27-Aug-1999
	WARNER’S MERRY WIDOW	IN 25	950,920	23-Jun-1995	7265	13-Oct-1997
	YOUNG ATTITUDES	25 Int.	20040675	26-Mar-2004	23404	04-Sep-2006
Belize
	OLG	IN 25		10-Sep-1957	6437	29-Apr-1991
	WARNER’S	IN 25	N/A	29-Apr-1991	6438	08-May-1991
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Benelux
	BACK TO NATURE	IN 25	829,586	27-Jun-1994	829586	02-May-1995
	BODY-STYLING	IN 25	6704	25-Jun-1971	044,387	25-Jun-1971
	FULMAR & BIRD DEVICE	IN 25	67,779	28-Jun-1989	469,201	28-Jun-1989
	NOT SO INNOCENT NUDES	IN 25	77,324	10-May-1994	549,066	03-Jan-1995
	OLGA	IN 25	6665	25-Jun-1971	044,352	25-Jun-1971
	OLGA TREASURES	IN 25	857,906	20-Oct-1995	586071	20-Oct-1995
	SATURDAY’S BRA	25	954080	05-Jan-2000	675956	05-Jan-2000
	SECRET SHAPERS	IN 25	864099	26-Jan-1996	592,996	26-Jan-1996
	WAND DESIGN	25 Int.	687,907	23-Oct-1986	423,989	23-Oct-1986
	WARNACO	18 Int., 25 Int.	603,448	21-May-1974	327,104	21-May-1974
	WARNER	IN 25	6702	25-Jun-1971	044,385	25-Jun-1971
	WARNER GOLD & DESIGN	IN 25	635,746	26-Mar-1980	364,298	26-Mar-1980
	WARNER’S	IN 25	604,296	17-Jul-1974	327,127	17-Jul-1974
	WARNER’S (SCRIPT)	IN 25, IN 26	6701	25-Jun-1971	044,384	25-Jun-1971
	WARNER’S NOT SO INNOCENT NUDES	IN 25	77,325	10-May-1994	549,067	03-Jan-1995
	WARNER’S NOTHING BUT CURVES	IN 25	0963575	28-Apr-2000	676368	28-Apr-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Bermuda	BODYSLIMMERS	IN 25	31137	21-Oct-1999	31137	21-Oct-1999
	BODYSLIMMERS NANCY GANZ	IN 25	31139	21-Oct-1999
	GUARANTEED COMFORT	IN 25	27267	11-Oct-1995
	NANCY GANZ	IN 25	31138	21-Oct-1999
	OLGA SHIMMERLACE	IN 25	28303	21-Nov-1996	28303	21-Nov-1996
	SECRET SHAPERS	IN 25	28302	21-Nov-1996	28302	21-Nov-1996
	WARNER’S	IN 25	22027	01-Mar-1993	22027	01-Mar-1993
	WARNER’S THE BETTER BODY PEOPLE	IN 25	26721	22-Feb-1995
Bolivia
	BODYSLIMMERS	IN 25	012094	15-Jun-1999	82245-C	18-Oct-2000
	BODYSLIMMERS NANCY GANZ	IN 25	012096	15-Jun-1999	82246-C	18-Oct-2000
	GUARANTEED COMFORT	IN 25	5796	23-Aug-1995	64577-C	18-Sep-1997
	GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	5686	19-Jun-1995
	NANCY GANZ	IN 25	012095	15-Jun-1999	82207-C	18-Oct-2000
	OLGA	25 Int.	3399	29-Sep-1992	59396-C	03-Nov-1995
	OLGA TREASURES	IN 25	5685	19-Jun-1995	64041-C	30-May-1997
	SECRET SHAPERS	IN 25	6309	06-Feb-1996	66896-C	13-Aug-1998
	THE FULLER	IN 25	99-2838	20-Aug-1999	79262-C	13-Jun-2000
	WARNER’S	IN 25	9611-C	17-May-1950	41,481	17-May-1950
	WARNER’S NOTHING BUT CURVES	IN 25	017107	29-Jun-2000	83445-C	15-Mar-2001
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Bosnia and Herzegovina
	BODY NANCY GANZ	IN 25	BAZ037391A	25-Dec-2003
	BODYSLIMMERS	IN 25	BAZ993655A	20-May-1999	BAZ993655	01-Apr-2004
	BODYSLIMMERS NANCY GANZ	IN 25	BAZ993656A	20-May-1999	BAZ993656	01-Apr-2004
	IN CONTROL	IN 25	BAZ993768A	27-Aug-2000
	NANCY GANZ	IN 25	BAZ993657A	20-May-1999
	OLGA	IN 25	BAZR972825	14-Oct-1997
	WARNACO	IN 25	N/A	19-Sep-1997
	WARNER’S	IN 25	BAZR972824	14-Oct-1997
	WARNER’S IN CONTROL	IN 25	BAZ993769A	27-Aug-1999
	WARNER’S MERRY WIDOW	IN 25	N/A	19-Sep-1997
	YOUNG ATTITUDES	25 Int.	BAZ037392A	25-Dec-2003
Botswana
	OLG	IN 25		10-Sep-1957	U.K. 1277	04-May-1993
	WARNER’S (SCRIPT)	IN 25			U.K.1278	04-May-1993
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Brazil
	BODY NANCY GANZ	25 Int.	825947839	09-Oct-2003
	BODYSLIMMERS	IN 25	521625900	11-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	821625918	11-May-1999
	LACE CHARMERS	IN 25	818884789	27-Oct-1995	818884789	08-Sep-1999
	LACY LUXURIES	IN 25	818884770	27-Oct-1995	818884770	31-Oct-2000
	NANCY GANZ	IN 25	821625926	11-May-1999
	NO CLING EVER!	IN 25	818884762	27-Oct-1995	818884762	17-Feb-1999
	OLGA	25 Warnaco Standard	823187721	27-Sep-2000
	OLGA SHIMMERLACE	25 Int.	819113093	02-Feb-1996
	OLGA TREASURES	IN 25	818884738	27-Oct-1995
	SECRET SHAPERS	25 Int.	819122270	14-Feb-1996	819122270	02-Dec-2003
	WARNER’S	IN 25	814609171	29-Nov-1988	814609171	25-Sep-1990
	WARNER’S (SCRIPT)	IN 25			002724316	12-Jul-1962
	WARNER’S (SCRIPT)	IN 25			003453880	16-Dec-1956
	WARNER’S NOTHING BUT CURVES	IN 25	822968118	14-Jul-2000	822968118	22-May-2007
	YOUNG ATTITUDES	25 Int.	825984254	16-Oct-2003
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Brunei Darussalam
	OLGA	IN 25	27,290	12-Feb-1997	22,596	12-Feb-1997
	WARNACO	IN 9	26,090	24-Apr-1996	21,433	24-Apr-1996
	WARNACO	IN 25	25,474	11-Nov-1995	21,183	11-Nov-1995
	WARNACO	IN 16	26,091	24-Apr-1996	23,104	24-Apr-1996
	WARNER’S	IN 25	26,067	15-Apr-1996	B174	15-Apr-1996
	WARNER’S GOLD	IN 16	26,364	27-Jun-1996	26,679	27-Jun-1996
	WARNER’S GOLD	IN 9	26,363	27-Jun-1996	23441	27-Jun-1996
	WARNER’S GOLD	IN 28	26,362	27-Jun-1996	22,516	27-Jun-1996
	WARNER’S GOLD	IN 25	26,361	27-Jun-1996	22,233	27-Jun-1996
Bulgaria
	BODY NANCY GANZ	IN 25	68781	07-Jan-2004	52515	31-Aug-2005
	BODYSLIMMERS	IN 25	45742	27-May-1999	37054	13-Dec-1999
	BODYSLIMMERS NANCY GANZ	IN 25	45743	27-May-1999	37055	13-Dec-1999
	IN CONTROL	IN 25	46280	19-Jul-1999	37450	29-Feb-2000
	NANCY GANZ	IN 25	45744	27-May-1999	37056	13-Dec-1999
	OLGA	IN 25	11486	04-Jul-1990	25070	24-Nov-1994
	WARNACO	25 Int.	33574	17-Jan-1996	29118	14-Oct-1996
	WARNER’S	IN 25	11485	04-Jul-1990	N18825	29-May-1992
	WARNER’S IN CONTROL	IN 25	46279	19-Jul-1999	38917	15-Nov-2000
	WARNER’S NOTHING BUT CURVES	IN 25	50376	09-Jun-2000	40077	18-Jun-2001
	YOUNG ATTITUDES	25 Int.	68780	07-Jan-2004	52208	27-Jul-2005
Burundi
	WARNER’S MERRY WIDOW	IN 25			3037/BUR	29-Aug-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
California
	OLGA’S CHRISTINA	NA 39			72,706	04-Apr-1984
	SCOOP	IN 25		20-May-1999	105033	25-May-1999
Cambodia
	BODYSLIMMERS	IN 25	12050	28-Jun-1999	011879	22-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	12052	28-Jun-1999	011881	22-Jul-1999
	NANCY GANZ	IN 25	12051	28-Jun-1999	011880	22-Jul-1999
	OLGA	IN 25	2861	19-Apr-1993	2859	23-Apr-1993
	WARNACO	25 Int.	6507	21-Nov-1995	KH6505	01-Dec-1995
	WARNACO	IN 16	7283	08-May-1996	7281	17-May-1996
	WARNACO	IN 38	7284	08-May-1996	7282	17-May-1996
	WARNACO	IN 42	7285	08-May-1996	7283	17-May-1996
	WARNER’S	IN 25	2863	19-Apr-1993	2861	23-Apr-1993
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Canada
	4 POINTS OF COMFORT	25	1248796	28-Feb-2005	709,242	11-Mar-2008
	A PERFECT LITTLE NUMBER	25 Int.	1204155	16-Jan-2004
	A’LURE	NA N/A	162,958	14-Sep-1933	N.S.4/1707	14-Sep-1933
	A’LURE BY WARNER’S	NA N/A	700,632	11-Mar-1992	427,457	20-May-1994
	ANY WHICH WAY BRA	NA N/A	793,963	02-Oct-1995	473,729	26-Mar-1997
	BABY ‘N ME	NA N/A	894,722	28-Oct-1998	533,244	25-Sep-2000
	BACK TO FASHION	NA	1186981	08-Aug-2003	635,020	11-Mar-2005
	BEAUTIFUL BOTTOMS	NA N/A	1146802	12-Jul-2002
	BELLY BUSTER	NA N/A	885843	29-Jul-1998	517,131	28-Sep-1999
	BENEATH	NA	1186980	08-Aug-2003	682,408	27-Feb-2007
	BEST OF ELEGANCE	25 Int.	1276822	24-Oct-2005	682,923	05-Mar-2007
	BIG IDEA	NA N/A	416,766	24-Oct-1977	236,513	12-Oct-1979
	BODY BY NANCY GANZ	NA N/A	1171506	18-Mar-2003	666,894	30-Jun-2006
	BODY MAKEOVER	N/A	1057307	28-Apr-2000	573,700	15-Jan-2003
	BODY NANCY GANZ	NA	1185499	16-Jul-2003	666,736	29-Jun-2006
	BODY NANCY GANZ BODYESSENTIALS	NA N/A	1179552	29-May-2003	666,737	29-Jun-2006
	BODYSATIONAL	NA N/A	767,268	27-Oct-1994	448,925	13-Oct-1995
	BODYSLIMMERS	NA N/A	681,450	06-May-1991	401,709	21-Aug-1992
	BODYSLIMMERS	NA N/A	795,238	19-Oct-1995	554,452	27-Nov-2001
	BODYSLIMMERS BODY MAKEOVER	N/A	1057306	28-Apr-2000	573,699	15-Jan-2003
	BODYSLIMMERS NANCY GANZ	NA N/A	1015988	17-May-1999	677,795	29-Nov-2006
	BOWEN BAY CLOTHING CO.	NA N/A	710,071	30-Jul-1992	429,480	24-Jun-1994
	BRIGHT STRIPES	NA	1171541	19-Mar-2003	610,942	21-May-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	BUTT BOOSTER	NA N/A	885,842	29-Jul-1998	566,836	04-Sep-2002
	CASUAL CONTROL	NA N/A	885,839	29-Jul-1998	532,930	19-Sep-2000
	CASUAL SOLUTIONS	NA N/A	831,826	17-Dec-1996	511,666	10-May-1999
	CASUAL SPORT BY WARNER’S	NA N/A	1,138,313	23-Apr-2002	1138313	04-Mar-2004
	CASUAL STYLE WARNER’S	25 Int.	1258347	24-May-2005	663,296	25-Apr-2006
	CHAFEZE	NA N/A	177,666	18-May-1940	NS 53/14152	18-May-1940
	CHAMPAGNE ON ICE	NA N/A	425,006	18-May-1978	240,365	07-Mar-1980
	COMFORT BY DESIGN	25 Int.	1357895	31-Jul-2007
	COTTON LITES	NA	1172005	21-Mar-2003	621,433	01-Oct-2004
	COTTON LITES	NA N/A	510,237	30-Sep-1983	295,773	05-Oct-1984
	CULTURED PEARLS	NA N/A	809,308	09-Apr-1996	492,800	14-Apr-1998
	CUT OUT FOR COMFORT	NA	1324050	14-Nov-2006	700,318	06-Nov-2007
	DENTELLE DE FLEUR	25 Int.	1242496	04-Jan-2005
	DES OPTIONS CONCUES SPECIALMENT POUR LA GARDE-ROBE D’UNE SILHOUTTE PLUS PETITE	NA	1201238	13-Jan-2004	635,934	22-Mar-2005
	DOUBLE PLAY	N/A	1056729	26-Apr-2000
	ELEGANT CONTROL	NA N/A	885,840	29-Jul-1998	530,772	03-Aug-2000
	ELEMENTS OF BLISS	IN 25	1310118	21-Jul-2006
	FIT TO BE TRIED	NA N/A	425,007	18-May-1978	235,749	07-Sep-1979
	FLORAL MYSTIQUE	N/A	1292072	01-Mar-2006	684,228	20-Mar-2007
	FLOWER CHARMS	NA N/A	894718	28-Oct-1998	537,057	14-Nov-2000
	FLOWER DANCE	NA	1171507	18-Mar-2003	616,849	18-Aug-2004
	FLOWERING LACE	NA	1171543	19-Mar-2003	613,143	18-Jun-2004
	FRENCH BOUQUET	NA N/A	826,723	23-Oct-1996
	GET MOVING	NA N/A	417,872	18-Nov-1977	237,289	16-Nov-1979
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	GUARANTEED COMFORT	NA N/A	789,347	04-Aug-1995	495,063	22-May-1998
	GUARANTEED COMFORT FOR THE FULLER FIGURE	NA N/A	789,348	04-Aug-1995	495,064	22-May-1998
	HIGH TIDE	NA N/A	426,651	14-Jun-1978	234,387	13-Jul-1979
	HIPSLIP	NA N/A	681,447	06-May-1991	396,803	03-Apr-1992
	IDEAL COMFORT	NA	1186978	08-Aug-2003	671,654	30-Aug-2006
	IN CONTROL	NA N/A	1022205	12-Jul-1999
	INTIMATELY YOURS	NA N/A	783,787	29-May-1995	502,192	13-Oct-1998
	INTIMATELY YOURS	NA N/A	548,608	04-Sep-1985	324,612	13-Mar-1987
	INTIMATES WITH INSIGHT	25 Int.	1291855	28-Feb-2006	710,398	27-Mar-2008
	INVISIBLE EDGE	NA N/A	1149025	07-Aug-2002	596,274	02-Dec-2003
	INVISIBLY LACE	NA N/A	789,683	09-Aug-1995	531,711	24-Aug-2000
	IT’S ALL ABOUT THE BRAS	25 Int.	1261191	14-Jun-2005
	JUST YOUR FIT	NA N/A	615,361	19-Sep-1988	364,550	19-Jan-1990
	JUST YOUR FIT CASUAL	NA N/A	836,860	18-Feb-1997	493,900	05-May-1998
	JUST YOUR FIT COLOUR	NA N/A	855,959	12-Sep-1997	511,702	11-May-1999
	JUST YOUR FIT FASHION	NA N/A	836,859	18-Feb-1997	511,653	10-May-1999
	LACE CHARMERS	NA N/A	789,349	04-Aug-1995	473,878	26-Mar-1997
	LACE NECKLACE	N/A	1292073	01-Mar-2006	687,775	15-May-2007
	LACE TUXEDO	25 Int.	1242495	04-Jan-2005
	LACY LUXURIES	NA N/A	789,346	04-Aug-1995	499,346	26-Aug-1998
	LEAF BOUQUET	N/A	1292079	01-Mar-2006	684,229	20-Mar-2007
	LENGTH MEASURE DESIGN	NA N/A	776,456	24-Feb-1995	475,781	06-May-1997
	LITTLE HUGGERS	NA N/A	1100357	23-Apr-2001	608,363	23-Apr-2004
	LOVE YOUR BODY	25 Int.	1392407	22-Apr-2008
	MERRY WIDOW	NA N/A	231,232	27-Jun-1955	102,090	09-Dec-1955
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	MICROSATIONALS	NA N/A	843,236	24-Apr-1997	493,880	01-May-1998
	MILLION DOLLAR BABY	NA N/A	425,005	18-May-1978	240,122	29-Feb-1980
	MIX & MINGLE	NA N/A	1182566	23-Jun-2003	635,874	22-Mar-2005
	MONDE DE FLEURS	25 Int.	1222841	07-Jul-2004	653,966	30-Nov-2005
	MY PERSONAL STYLE COLLECTION BY WARNER’S	NA	1345071	26-Apr-2007
	MY SKIN	N/A	1067857	20-Jul-2000	563,762	19-Jun-2002
	NAKED CHARMS	NA N/A	1100355	23-Apr-2001	569,494	24-Oct-2002
	NAKED COTTON	NA N/A	894721	28-Oct-1998
	NAKED LACE	NA N/A	894719	28-Oct-1998	537,083	14-Nov-2000
	NANCY GANZ	NA N/A	795,239	19-Oct-1995	636,701	04-Apr-2005
	NAUGHTY GIRL	NA N/A	425,004	18-May-1978	236,428	05-Oct-1979
	NIP TUCK & BOOST	NA N/A	868,603	10-Feb-1998	511,865	14-May-1999
	NO CLING EVER!	NA N/A	789,345	04-Aug-1995	527,737	15-May-2000
	NOT SO INNOCENT NUDES	NA N/A	754,286	09-May-1994	444,117	16-Jun-1995
	NOT-ALL-THAT-BRA	NA N/A	416,765	24-Oct-1977	236,373	05-Oct-1979
	OLGA	NA N/A	213,493	24-Dec-1951	UCA41396	24-Dec-1951
	OLGA BEST OF EVERYTHING	N/A	1149229	08-Aug-2002	597,108	10-Dec-2003
	OLGA BODY ESSENTIALS	NA	1179253	28-May-2003
	OLGA CURVES	NA	1222492	05-Jul-2004	687,314	09-May-2007
	OLGA CURVES PERFECTLY DESIGNED FOR YOU	NA	1222491	05-Jul-2004
	OLGA ENHANCEMENTS	25	1256491	04-May-2005	668,874	28-Jul-2006
	OLGA SHIMMERLACE	NA N/A	802,788	26-Jan-1996	531,478	21-Aug-2000
	OLGA SIMPLY PERFECT	25	1262939	29-Jun-2005	661,615	28-Mar-2006
	OLGA SWEET FLATTERY	N/A	1149023	07-Aug-2002	605,588	17-Mar-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	OLGA TREASURES	NA N/A	789,073	01-Aug-1995	486,392	27-Nov-1997
	OLGA, THE FIGURE SOLUTIONS SPECIALIST	NA	1248797	28-Feb-2005
	OLGALACE		733,080	16-Jul-1993	432,054	19-Aug-1994
	OLGA’S SATIN INTRIGUE	NA	1196555	10-Nov-2003	620,507	23-Sep-2004
	OLGA’S SIGNATURE SUPPORT	NA	1248798	28-Feb-2005	659,919	01-Mar-2006
	OLGA’S SIMPLY ELEGANT	NA	1207662	26-Feb-2004	631,191	26-Jan-2005
	ORIGINALS BY WARNER’S	NA N/A	688,162	22-Aug-1991	410,103	26-Mar-1993
	PERFECT MEASURE	NA N/A	576,832	26-Jan-1987	341,405	10-Jun-1988
	PURE BRILLIANCE	NA N/A	1100356	23-Apr-2001	569,498	24-Oct-2002
	PURE HEAVEN	NA N/A	1100352	23-Apr-2001	569,679	28-Oct-2002
	RICH GIRL	NA N/A	415,611	19-Sep-1977	239,377	18-Jan-1977
	RICH GIRL	NA N/A	489,497	13-Jul-1982	291,833	08-Jun-1984
	ROMENTINO	NA N/A	706,808	11-Jun-1992	423,316	18-Feb-1994
	SATIN DIMENSIONS	NA N/A	773,250	18-Jan-1995	528,756	01-Jun-2000
	SATIN SHADOWS	NA N/A	773,251	18-Jan-1995	462,522	30-Aug-1996
	SATIN STRIPES	NA N/A	773,252	18-Jan-1995
	SATIN STYLE	25 Int.	1206037	06-Feb-2004	635,611	17-Mar-2005
	SATIN TUXEDO	25 Int.	1043120	06-Feb-2004	635,259	15-Mar-2005
	SEAMLESS BENEFITS	NA	1186976	08-Aug-2003	669,623	10-Aug-2006
	SHAPESTITCH	NA N/A	416,419	12-Oct-1977	238,572	21-Dec-1979
	SHEER EMBROIDERIES	NA N/A	773,253	18-Jan-1995	728,755	01-Jun-2000
	SHEER MAGIC	N/A	1067870	20-Jul-2000	573,362	09-Jan-2003
	SHEER TAPESTRY	IN 25	1281349	30-Nov-2005	678,990	08-Jan-2007
	SHIMMER & SHINE	NA N/A	789,074	01-Aug-1995	523,885	28-Feb-2000
	SILKEN EMBROIDERIES	NA N/A	773,248	18-Jan-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	SILKY EMBROIDERIES	NA N/A	773,249	18-Jan-1995
	SIMPLY CLASSIC	NA N/A	1100353	23-Apr-2001	569,579	24-Oct-2002
	SIMPLY SHINY	NA N/A	641,590	28-Sep-1989	379,306	01-Feb-1991
	SLEEK UNDERNEATH	IN 25	1306644	23-Jun-2006
	SLIM SLIP	NA N/A	693,191	07-Nov-1991	430,137	08-Jul-1994
	SMOOTH BENEFITS	25 Int.	1221417	23-Jun-2004	691,270	04-Jul-2007
	SOMETHING SATIN	25 Int.	1222485	05-Jul-2004	665,252	30-May-2006
	STILL ME	NA N/A	754,518	12-May-1994	441,962	14-Apr-1995
	STRETCH SUPPORT	NA N/A	626,995	09-Mar-1989	370,968	20-Jul-1990
	STRIPE IT RICH	NA N/A	789,947	11-Aug-1995	493,914	05-May-1998
	SUDDENLY SEAMLESS	NA	1186974	08-Aug-2003	671,655	30-Aug-2006
	SUDDENLY SLIM	25 Int.	1260994	06-Jun-2005
	SVELTE BELTS	IN 25	1346169	04-May-2007
	SW1	NA N/A	441,233	21-Jun-1979	246,951	20-Jun-1980
	SW2	NA N/A	441,234	21-Jun-1979	246,952	20-Jun-1980
	THE BELLY BAND	N/A	1081900	08-Nov-2000	573,313	09-Jan-2003
	THE END	NA N/A	866,552	15-Jan-1998	537,445	21-Nov-2000
	THE NAKED TRUTH END SHAPER	NA N/A	894720	28-Oct-1998	537,056	14-Nov-2000
	THE PERFECTIONISTS	NA N/A	777,265	07-Mar-1995
	THE TOP WITH ALL THE ANSWERS	25 Int.	121816	08-Apr-2004	646,088	18-Aug-2005
	THE WRAP	NA N/A	461,397	12-Nov-1980	263,384	16-Oct-1981
	THIGHSLIMMER	NA N/A	885841	29-Jul-1998	530,304	21-Jul-2000
	TODAY’S TAPESTRY	25 Int.	1277713	31-Oct-2005
	TOUCH OF FASHION	N/A	1067856	20-Jul-2000	573,341	09-Jan-2003
	TOUCH OF FLOWERS	25 Int.	1247051	14-Feb-2005
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	UNDER EVERY GREAT WOMAN	NA N/A	1174432	11-Apr-2003	683,131	07-Mar-2007
	UNDER LOCK AND KEY	25 Int.	1229892	10-Sep-2004	691,857	12-Jul-2007
	UNDERFLAIR	NA	1324049	14-Nov-2006	700,319	06-Nov-2007
	UNDERLACE	25 Int.	1206512	06-Feb-2004	689,606	12-Jun-2007
	VOILETTE	25 Int.	1212988	13-Apr-2004	654,725	09-Dec-2005
	WARNACO	25 Int.	1387279	13-Mar-2008
	WARNER’S	NA N/A	116,733	20-Nov-1924	TMDA36711	20-Nov-1924
	WARNER’S BE FLIRTY	25 Int.	1224211	20-Jul-2004	689,850	14-Jun-2007
	WARNER’S BODY BEWARE	NA N/A	831,233	10-Jan-1997	497,339	17-Jul-1998
	WARNER’S BY DAY	NA N/A	1182565	23-Jun-2003	614,654	12-Jul-2004
	WARNER’S COTTON CASHMERE	NA N/A	826,722	23-Oct-1996	487,589	02-Jan-1998
	WARNER’S IN CONTROL	NA N/A	1022204	12-Jul-1999	565,240	25-Jul-2002
	WARNER’S LACE HUGGERS	25 Int.	1206511	06-Feb-2004	638,120	22-Apr-2005
	WARNER’S MERRY WIDOW	NA N/A	786,457	30-Jun-1995	511,806	13-May-1999
	WARNER’S NOT SO INNOCENT NUDES	NA N/A	754,287	09-May-1994	443,518	02-Jun-1995
	WARNER’S NOTHING BUT CURVES	IN 25	1,057,308	28-Apr-2000	559,842	03-Apr-2002
	WARNER’S NOW	NA	1189027	28-Aug-2003
	WARNER’S NUDITE PUREMENT SENSUELLE	NA N/A	756,500	10-Jun-1994	446,661	25-Aug-1995
	WARNER’S PURE SENSUAL NUDES	NA N/A	756,499	10-Jun-1994	446,660	25-Aug-1995
	WARNER’S SHINE-ON	NA N/A	1,139,222	30-Apr-2002	601,634	09-Feb-2004
	WARNER’S SPIRITED FLAIR	NA	1186979	08-Aug-2003	629,292	04-Jan-2005
	WARNER’S SPORT	N/A	1056726	26-Apr-2000	569,166	21-Oct-2002
	WARNER’S SWEET GLEAMS	NA N/A	1149022	07-Aug-2002	647,551	08-Sep-2005
	WARNER’S THE BETTER BODY PEOPLE	NA N/A	774,566	02-Feb-1995	489,660	11-Feb-1998
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S THE NAKED TRUTH	IN 25	856,477	18-Sep-1997	511,675	10-May-1999
	WARNER’S VINTAGE TOUCH	25 Int.	1207032	16-Feb-2004	630,930	24-Jan-2005
	WARNER’S WHISPERLITES	25 Int.	1247056	14-Feb-2005	1247056	04-Mar-2008
	WARNER’S WIRE BLISS	25 Int.	1401154	26-Jun-2008
	WARNER’S WITHOUT A STITCH	NA	1186977	08-Aug-2003
	WARNER’S YOUNG ATTITUDES	NA N/A	767,267	27-Oct-1994
	WHAT A BODY!	N/A	1067874	20-Jul-2000	568,331	01-Oct-2002
	WHAT A LIFT	NA N/A	1149018	07-Aug-2002	626,201	22-Nov-2004
	WHAT A WAIST	NA N/A	1130978	13-Feb-2002	574,906	31-Jan-2003
	YOUR DIMENSIONS	NA N/A	416,420	12-Oct-1977	261,492	07-Aug-1981
Cayman Islands
	BODYSLIMMERS	IN 25	CT121509	13-Feb-2001	CT121509	06-Mar-2001
	OLGA (SERIES OF TWO)	IN 25			2,002,155	10-Mar-2004
	OLGA SECRET SHAPERS	IN 25	N/A	11-Feb-1998	2117023	11-Mar-1998
	WARNER’S	IN 25		10-Mar-2004	2,122,947	10-Mar-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Chile
	BELLY BUSTER	IN 25	421,780	27-Jul-1998
	BODY NANCY GANZ	25 Int.	624,177	09-Oct-2003	689,177	01-Apr-2004
	BODYSLIMMERS NANCY GANZ	IN 25	453.712	05-Jul-1999	553.698	22-Nov-1999
	CASUAL CONTROL	25 Int.	421,777	27-Jul-1998	664,141	30-Apr-2003
	COTTON KISSES	IN 25	360.776	12-Nov-1996	540,108	07-May-1999
	ELEGANT CONTROL	IN 24, IN 25	453,202	30-Jun-1999
	ICE FLOWERS	IN 25	360.780	12-Nov-1996	518,850	07-Aug-1998
	LACE DRESSING	IN 25	360.781	12-Nov-1996
	LINDA	IN 25	360.769	12-Nov-1996	540,295	12-May-1999
	NANCY GANZ	25 Int.	421782	27-Jul-1998	536,323	12-Mar-1999
	NANCY GANZ HIPSLIP	25	466.069	03-Nov-1999	567.241	04-May-2000
	NIP TUCK & BOOST	25 Int.	421785	27-Jul-1998	530,123	17-Dec-1998
	NOT SO INNOCENT NUDES	IN 25	360.785	12-Nov-1996	797,893	26-Jun-1997
	OLGA	IN 25	215,430	27-Jul-1992	657,881	13-Feb-2003
	OLGA	IN 25	215,430	27-Jul-1992	657,882	13-Feb-2003
	OLGA LACY LUXURIES	IN 25	407.223	03-Mar-1998	520,810	31-Aug-1998
	OLGA TREASURES	IN 25	724/06	29-Mar-2006	760267	14-Jun-2006
	SATURDAY’S BRA	25	472.546	11-Jan-2000	569.796	09-Jun-2000
	SHINE ON	IN 25	360.767	12-Nov-1996		28-Jul-1997
	SUDDENLY SHAPELY	IN 25	360.783	12-Nov-1996	804,413	13-Aug-1997
	WARNER’S	IN 25			659,871	12-Mar-2003
	WARNER’S	IN 24	483.212	18-Apr-2000	568.465	23-May-2000
	WARNER’S GUARANTEED COMFORT	IN 25	327,552	29-Nov-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	326,064	15-Nov-1995	630,007	14-May-2002
	WARNER’S HIDDEN POWERS	IN 25	443.948	22-Mar-1999	549.676	06-Oct-1999
	WARNER’S LACE PASSION	IN 25	360.774	12-Nov-1996	527,542	17-Nov-1998
	WARNER’S NOTHING BUT CURVES	IN 25	484,766	03-May-2000	578.254	04-Oct-2000
	WARNER’S YOUNG ATTITUDES	25 Int.	636,479	05-Feb-2004	698,664	22-Jul-2004
	WILD ABOUT U-NECK	25 Int.	421786	27-Jul-1998	530,122	17-Dec-1998
	X-APPEAL	IN 25	360.768	12-Nov-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
China (Peoples Republic)	BODY NANCY GANZ	IN 25	3741458	30-Sep-2003
	BODYSLIMMERS	IN 25	9900071752	24-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	9900071750	24-Jun-1999
	LEJABY ROSE	IN 25	3689641	26-Aug-2003	3689461	21-May-2006
	NANCY GANZ	IN 25	9900071751	24-Jun-1999	1465433	28-Oct-2000
	NANCYGANZ.COM	IN 35	970070071	09-Jul-1997	1229878	07-Dec-1998
	OLGA	IN 25			313,049	30-Apr-1988
	OLGA.COM	IN 35	970070065	09-Jul-1997	1229875	07-Dec-1998
	OLGA.COM	IN 42	970070067	09-Jul-1997	1,207,810	14-Sep-1998
	OLGA’S CHRISTINA	25 Int.	5279864	11-Apr-2006
	SECRET SHAPERS	IN 25	960042981	03-Apr-1996	1,064,850	28-Jul-1997
	WARNACO	IN 16	960057608	13-May-1996	1,081,584	21-Aug-1997
	WARNACO	IN 25	960057609	13-May-1996	1,077,109	14-Aug-1997
	WARNACO	IN 42	960057611	13-May-1996	1,097,468	07-Sep-1997
	WARNACO	IN 38	960057610	13-May-1996	1,097,585	07-Sep-1997
	WARNACO.COM	IN 42	970070078	09-Jul-1997	1,207,806	14-Sep-1998
	WARNACO.COM	IN 35	970070076	09-Jul-1997	1229876	07-Dec-1998
	WARNER’S	IN 25			313,047	30-Apr-1988
	WARNER’S NOTHING BUT CURVES	IN 25	2000062245	10-May-2000	1649186	14-Oct-2001
	YOUNG ATTITUDES	25 Int.	3741846	30-Sep-2003	3741846	07-Jul-2006
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Colombia
	BODY NANCY GANZ	25 Int.	3090299	09-Oct-2003	298697	23-Nov-2004
	BODYSLIMMERS NANCY GANZ	IN 25	99031311	21-May-1999	238019	21-Jun-2001
	LACY LUXURIES	IN 25	95 49965	24-Oct-1995
	NANCY GANZ	IN 25	99031308	21-May-1999	226291	13-Apr-2000
	OLGA	IN 25	334,117	20-Dec-1990	145,633	30-Nov-1993
	OLGA TREASURES	IN 25	95049960	24-Oct-1995	184,199	20-Feb-1996
	PLEASURES	IN 3			136,874	19-Nov-1986
	PORQUE A USTED LE GUSTAN LAS COSAS BELLAS	IN 25	96036799	12-Jul-1996
	SECRET SHAPERS	IN 25	96004118	31-Jan-1996	188485	21-Aug-1996
	WARNER’S	IN 25			13,598	04-Mar-1966
	WARNER’S NOTHING BUT CURVES	IN 25	32021	04-May-2000	234021	17-Apr-2001
	WARNER’S THE BETTER BODY PEOPLE	IN 25	95004200	03-Feb-1995	249686	04-Mar-2001
	YOUNG ATTITUDES	25 Int.	3091333	14-Oct-2003
Congo, Democratic Republic of
	OLGA	25 Int.	NP/36/ZAI/93	15-Mar-1993	4024/93	22-Jun-1994
	WARNER’S	IN 25	NP/34/ZAI/93	15-Mar-1993	4022/93	21-Jun-1994
Connecticut
	SCOOP	IN 25		07-Apr-2000	20933	07-Apr-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Costa Rica
	BELLY BUSTER	IN 25	N/A	27-Jul-1998	112,283	11-Mar-1999
	BODY NANCY GANZ	25 Int.	N/A	09-Oct-2003	146,375	30-Mar-2004
	BODYSLIMMERS	IN 25	N/A	27-Jul-1998	112,279	11-Mar-1999
	BODYSLIMMERS NANCY GANZ	IN 25	1999-0004017	20-May-1999	124727	15-Apr-2002
	BUTT BOOSTER	IN 25	N/A	27-Jul-1998	112,284	11-Mar-1999
	CASUAL CONTROL	IN 25	N/A	27-Jul-1998	112,275	11-Mar-1999
	CASUAL CONTROL	IN 24	N/A	27-Jul-1998	112,274	11-Mar-1999
	ELEGANT CONTROL	IN 24	N/A	27-Jul-1998	112,273	11-Mar-1999
	ELEGANT CONTROL	IN 25	N/A	27-Jul-1998	151853	15-Apr-2005
	HIPSLIP	IN 25	N/A	27-Jul-1998	112,282	11-Mar-1999
	NIP TUCK & BOOST	IN 25	N/A	27-Jul-1998	112,276	11-Mar-1999
	OLGA	IN 25	N/A	05-Jul-1990	77.249	02-Oct-1991
	OLGA TREASURES	IN 25	N/A	09-Jan-1996	96.957	03-Sep-1996
	SATURDAY’S BRA	IN 25	n/a	07-Jan-2000	121.575	09-Aug-2000
	SECRET SHAPERS	IN 25	N/A	02-Feb-1996	97.891	20-Nov-1996
	THIGHSLIMMER	IN 25	N/A	27-Jul-1998	112,280	11-Mar-1999
	WARNER’S (SCRIPT)	IN 25			7745	28-Aug-1944
	WARNER’S GUARANTEED COMFORT	IN 25	N/A	27-Sep-1996	110,265	23-Nov-1998
	WARNER’S NOTHING BUT CURVES	IN 25	129.729	02-May-2000	123,241	06-Dec-2000
	WILD ABOUT U-NECK	IN 25	N/A	27-Jul-1998	112,277	11-Mar-1999
	YOUNG ATTITUDES	25 Int.	N/A	13-Oct-2003	146,465	02-Apr-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Croatia
	BODY NANCY GANZ	IN 25	Z20031973A	29-Dec-2003	Z20031973	25-Jan-2005
	BODYSLIMMERS	IN 25	Z990497A	21-May-1999	1990497	28-Sep-1999
	BODYSLIMMERS NANCY GANZ	IN 25	Z990499A	21-May-1999	Z990499	01-Oct-1999
	IN CONTROL	IN 25	Z990809A	17-Aug-1999	Z990809	14-Dec-1999
	NANCY GANZ	IN 25	Z990498A	21-May-1999
	OLGA	IN 25	Z932282A	09-Jul-1993	Z932282	07-May-1997
	WARNACO	IN 25	Z960314A	18-Mar-1996	Z960314	18-Mar-1996
	WARNER’S	IN 25	Z932281A	09-Jul-1993	Z932281	07-May-1997
	WARNER’S IN CONTROL	IN 25	Z990810A	17-Aug-1999	Z990810	09-Feb-2000
	WARNER’S MERRY WIDOW	IN 25	Z951102A	11-Jul-1995
	YOUNG ATTITUDES	25 Int.	Z20031974A	29-Dec-2003	Z20031974	25-Jan-2005
Cuba
	OLGA	25 Int.	334/93	21-May-1993	120,254	13-Dec-1993
	WARNER’S	IN 25	333/93	21-May-1993	120,253	13-Dec-1993
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Cyprus, Republic of
	BODYSLIMMERS	IN 25	53356	16-Jun-1999	53356	16-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	53357	16-Jun-1999	53357	16-Jun-1999
	NANCY GANZ	IN 25	53358	16-Jun-1999	53358	16-Jun-1999
	NANCYGANZ.COM	IN 35	47932	23-May-1997
	NANCYGANZ.COM	IN 38	47933	23-May-1997
	NANCYGANZ.COM	IN 42	47934	23-May-1997
	OLGA.COM	IN 35	47935	23-May-1997
	OLGA.COM	IN 38	47936	23-May-1997
	OLGA.COM	IN 42	47937	23-May-1997
	WARNACO	IN 16	45106	07-May-1996	45106	06-Mar-2000
	WARNACO	IN 38	45107	07-May-1996	45107	06-Mar-2000
	WARNACO	IN 36	45108	07-May-1996	45108	06-Mar-2000
	WARNACO	IN 25	44360	18-Jan-1996	44360	18-Jan-1996
	WARNACO	IN 35	46484	23-Oct-1996	46484	03-Sep-2001
	WARNACO.COM	IN 35	47944	23-May-1997
	WARNACO.COM	IN 42	47946	23-May-1997
	WARNACO.COM	IN 38	47945	23-May-1997
	WARNER’S	IN 25	47404	11-Mar-1997	47404	11-Mar-1997
	WARNER’S GOLD	IN 36	45386	21-Jun-1996	B45386	21-Jun-1996
	WARNER’S GOLD	IN 28	45385	21-Jun-1996	B45385	21-Jun-1996
	WARNER’S GOLD	IN 25	45384	21-Jun-1996	B45384	21-Jun-1996
	WARNER’S GOLD	IN 35	46620	21-Nov-1996	B46620	21-Nov-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Czech Republic
	BODYSLIMMERS	IN 25	143195	25-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	143193	25-May-1999	227503	19-Oct-2000
	IN CONTROL	IN 25	145192	26-Jul-1999	227699	19-Oct-2000
	NANCY GANZ	IN 25	143194	25-May-1999	227504	19-Oct-2000
	OLGA	IN 25	N/A	09-Jun-1987	167483	15-Dec-1989
	WARNACO	IN 25	107,730	16-Jan-1996	200549	26-May-1997
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNER’S	IN 25	N/A	09-Jun-1987	167381	20-Sep-1989
	WARNER’S IN CONTROL	IN 25	144944	15-Jul-1999	227684	19-Oct-2000
	WARNER’S NOTHING BUT CURVES	IN 25	157919	01-Aug-2000
Denmark
	BACK TO NATURE	IN 25	03682/1994	25-May-1994	05970/1994	02-Sep-1994
	NOT SO INNOCENT NUDES	IN 25	03475/1994	17-May-1994	05960/1994	02-Sep-1994
	OLGA	IN 25	3167/59	24-Oct-1959	00200/1960	23-Jan-1960
	SATURDAY’S BRA	IN 25	00123/2000	11-Jan-2000	03804/2000	16-Aug-2000
	SECRET SHAPERS	IN 25	00557/1996	29-Jan-1996	02215/1996	29-Mar-1996
	WARNACO	IN 25	00257/1996	15-Jan-1996	00959/1996	09-Feb-1996
	WARNER’S (SCRIPT)	IN 25	3010/1952	18-Dec-1952	938/1955	04-Jun-1955
	WARNER’S NOT SO INNOCENT NUDES	25 Int.	037476/1994	17-May-1994	06108/1994	09-Sep-1994
	WARNER’S NOTHING BUT CURVES	IN 25	02073/2000	10-May-2000	03858/2000	21-Aug-2000
Djibouti
	OLGA	IN 25	47/RAG	14-Feb-1993	AJVL99F40N	01-Mar-1993
	WARNER’S MERRY WIDOW	IN 25	104/95/RADM	20-Jun-1995	AJ101F95N96	20-Jun-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Dominica
	OLGA	NA 38	N/A	31-Aug-1993	53/93	31-Aug-1993
	WARNER’S	NA 38	N/A	31-Aug-1993	54/93	31-Aug-1993
	WARNER’S MERRY WIDOW	NA 38	131/95	25-Oct-1995	131/95	12-Jun-1997
Dominican Republic
	BODYSLIMMERS	NA 44	23993	25-May-1999	106,200	15-Aug-1999
	BODYSLIMMERS	NA 45	N/A	25-May-1999	106,209	15-Aug-1999
	BODYSLIMMERS NANCY GANZ	NA 45	N/A	25-May-1999	106,204	15-Aug-1999
	BODYSLIMMERS NANCY GANZ	NA 44	N/A	25-May-1999	106,191	15-Aug-1999
	GUARANTEED COMFORT	NA 44	12606	17-Aug-1995	108,467	30-Nov-1999
	NANCY GANZ	NA 44	N/A	25-May-1999	106,198	15-Aug-1999
	NANCY GANZ	NA 45	23988	25-May-1999	106,208	15-Aug-1999
	OLGA	NA 44	18025	20-Aug-1990	50,004	17-Nov-1990
	OLGA TREASURES	25 Int.	2005-62906	21-Sep-2005	153039	01-Mar-2006
	SECRET SHAPERS	NA 44	2006-32134	10-May-2006	156379	29-Sep-2006
	WARNER’S	25	N/A	31-Aug-1970	19,006	30-Sep-1970
	WARNER’S MERRY WIDOW	NA 44	N/A	30-Jun-1995	79,613	15-Sep-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Ecuador
	BODYSLIMMERS	IN 25	95962/95	21-May-1999	10458-01	14-Feb-2001
	BODYSLIMMERS NANCY GANZ	IN 25	95964/95	21-May-1999	10460-01	14-Feb-2001
	NANCY GANZ	IN 25	95963//95	21-May-1999
	OLGA	25 Int.	23,165	30-Nov-1990	529-97	24-Jan-1997
	OLGA BY WARNER’S	IN 25	61129/95	19-Sep-1995
	OLGA SHIMMERLACE	25 Int.	65352	31-Jan-1996
	OLGA TREASURES	IN 25	59917	11-Aug-1995	647-97	26-Mar-1997
	OLGA’S LACE CHARMERS	IN 25	59913	11-Aug-1995
	OLGA’S SHIMMER & SHINE	25 Int.	59916	11-Aug-1995
	SECRET SHAPERS	IN 25	65353	31-Jan-1996
	WARNER’S GUARANTEED COMFORT	IN 25	76917	21-Mar-1997	3751-98	20-May-1998
	WARNER’S GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	63293	24-Nov-1995	4513-97	03-Dec-1997
	WARNER’S LACE CHARMERS	IN 25	63295	24-Nov-1995	2352-97	18-Aug-1997
	WARNER’S LACY LUXURIES	IN 25	59914	11-Aug-1995
	WARNER’S NO CLING EVER!	IN 25	59915	11-Aug-1995
	WARNER’S NOTHING BUT CURVES	IN 25	103976	12-May-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Egypt
	NANCYGANZ.COM	IN 42	107041	22-May-1997	107041	26-Nov-2001
	NANCYGANZ.COM	IN 38	107040	22-May-1997	107040	22-May-1997
	NANCYGANZ.COM	IN 35	107039	22-May-1997	107039	13-Feb-2005
	OLGA	IN 25	84479	05-Oct-1992	84479	11-May-1997
	OLGA’S CHRISTINA	25 Int.	204639	26-Jul-2007
	WARNACO	IN 16	100829	24-Apr-1996	100829	07-Aug-2000
	WARNACO	IN 38	100831	24-Apr-1996	100831	06-Sep-1999
	WARNACO	IN 25	100830	24-Apr-1996	100830	05-Mar-2007
	WARNACO	IN 42	100832	24-Apr-1996	100832	24-Apr-1996
	WARNACO.COM	IN 42	107050	22-May-1997	107050	10-Sep-2001
	WARNACO.COM	IN 38	107048	22-May-1997	107048
	WARNACO.COM	IN 38	107049	22-May-1997	107049	13-Feb-2005
	WARNER’S (SCRIPT)	25 Int.	56054	03-Jul-1979	56054	31-Jul-1980
	WARNER’S GOLD	IN 25	101861	24-Jun-1996	101861	30-Aug-2006
	WARNER’S NOTHING BUT CURVES	25 Int.	132507	03-May-2000	132507	09-May-2007
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
El Salvador
	BODY NANCY GANZ	25 Int.	E-43461-2003	09-Oct-2003	133 BOOK 20	16-Sep-2004
	BODYSLIMMERS	IN 25	E-3200-99	20-May-1999	175 BOOK 01	01-Mar-2001
	BODYSLIMMERS NANCY GANZ	IN 25	E-3197-99	20-May-1999	217 BOOK 01	01-Mar-2001
	GUARANTEED COMFORT	IN 25	3449-95	08-Aug-1995	144	09-Sep-1997
	GUARANTEED COMFORT FOR THE FULLER FIGURE	25 Int.	2773-95	16-Jun-1995
	NANCY GANZ	IN 25	E-3202-99	20-May-1999
	OLGA	IN 25	261	26-Feb-1991	99/29	19-Dec-1995
	OLGA SHIMMERLACE	IN 25	650-96	12-Feb-1996	178 BOOK 01	28-Sep-2001
	SECRET SHAPERS	IN 25	651-96	12-Feb-1996	248 BOOK 54	28-May-1997
	WARNER’S	NA 64A, NA 66A, NA 71A, NA 72A	N/A	05-Oct-1983	230/105	17-Sep-1984
	WARNER’S NOTHING BUT CURVES	IN 25	E-3418-00	04-May-2000	152 BOOK 14	17-Jan-2002
	YOUNG ATTITUDES	25 Int.	E-43760-2003	21-Oct-2003	20 BOOK 20	13-Sep-2004
Estonia
	BODYSLIMMERS	IN 25	9900899	20-May-1999	32789	08-Nov-2000
	BODYSLIMMERS NANCY GANZ	IN 25	9900897	20-May-1999	32787	08-Nov-2000
	IN CONTROL	IN 25	01379	23-Aug-1999	33132	15-Jan-2001
	NANCY GANZ	IN 25	9900898	20-May-1999	32788	08-Nov-2000
	WARNACO	IN 25	00428	26-Feb-1996	24208	28-Aug-1997
	WARNER’S IN CONTROL	IN 25	01378	23-Aug-1999	33131	15-Jan-2001
	WARNER’S MERRY WIDOW	IN 25	95 01368	27-Jun-1995	22472	17-Feb-1997
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Ethiopia
	MERRY WIDOW	IN 25	N/A	29-Mar-1996	02649	29-Jun-1998
	OLGA	IN 25	1734	22-Dec-1993	01734	22-Dec-1993
	WARNACO	IN 16, IN 25, IN 9	N/A	11-Jun-1996	2716	26-Aug-1998
	WARNER’S	IN 25	1735	22-Dec-1993	01735	22-Dec-1993
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
European Community
	BELLY BUSTER	IN 25	000886648	24-Jul-1998	000886648	17-Dec-2002
	BODY ALIGNMENT	18 Int., 25 Int.	003784063	20-Apr-2004	003784063	04-Jan-2006
	BODY BEAUTIFUL	IN 24, IN 25, IN 42	000562942	30-Jun-1997	000562942	25-Apr-2000
	BODY BEWARE	IN 24, IN 25, IN 42	000563239	30-Jun-1997	000563239	07-Dec-1999
	BODY NANCY GANZ	IN 25	003245651	27-Jun-2003	003245651	11-Nov-2004
	BODYSLIMMERS	IN 3, IN 24, IN 25	121,509	01-Apr-1996	000121509	02-Feb-1999
	BODYSLIMMERS NANCY GANZ	IN 25	001171271	13-May-1999	001171271	12-Sep-2000
	BUTT BOOSTER	IN 24, IN 25	120,477	01-Apr-1996	000120477	05-Jan-1999
	CASUAL CONTROL	IN 24, IN 25	000887034	24-Jul-1998	000887034	15-Dec-1999
	ELEGANT CONTROL	IN 24, IN 25	000886887	24-Jul-1998	000886887	15-Dec-1999
	IN CONTROL	IN 25	001235738	09-Jul-1999	001235738	20-Jul-2000
	LEJABY ROSE	IN 25	003528064	06-Nov-2003	003528064	04-Apr-2005
	NAKED TRUTH	IN 24, IN 25, IN 42	000562983	30-Jun-1997	000562983	07-Dec-1999
	NANCY GANZ	IN 3, IN 24, IN 25	121,525	01-Apr-1996	000121525	05-Apr-2000
	NIP TUCK & BOOST	IN 25	000886762	24-Jul-1998	000886762	22-Dec-1999
	OLGA	IN 25	159020	01-Apr-1996	000159020	20-Oct-2000
	OLGA	IN 25	209338	01-Apr-1996	000209338	03-Apr-2000
	OLGA’S CHRISTINA	16 Int., 18 Int., 25 Int.	003288552	25-Jul-2003	003288552	13-Jun-2005
	PURE PASSION	IN 24, IN 25, IN 42	000563031	30-Jun-1997	000563031	12-Jul-1999
	SENSUAL SUPPORT	25 Int.	003865706	01-Jun-2004	003865706	19-Oct-2005
	SIMPLY SENSATIONAL	IN 24, IN 25, IN 42	000563148	30-Jun-1997
	SUDDENLY SLIM	25 Int.	004478665	08-Jun-2005
	SUPERNATURALS	IN 24, IN 25, IN 42	000563064	30-Jun-1997	000563064	12-Jul-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	THIGHSLIMMER	IN 25	000888024	27-Jul-1998	000888024	06-Oct-1999
	UNDERSHAPERS	IN 24, IN 25, IN 42	000562900	30-Jun-1997	000562900	22-Dec-1999
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNACO.COM	IN 35, IN 38, IN 42	000534271	14-May-1997	000534271	18-Nov-1999
	WARNER’S	IN 3, IN 25, IN 42	000209783	01-Apr-1996	000209783	19-Jun-2002
	WARNER’S (SCRIPT)	IN 25	204479	01-Apr-1996	000204479	03-Dec-1998
	WARNER’S BRA COLLECTION	IN 24, IN 25, IN 42	001278415	13-Aug-1999	001278415	27-Nov-2000
	WARNER’S IN CONTROL	IN 25	001236595	09-Jul-1999	001236595	20-Jul-2000
	WARNER’S LACE HEAVEN	IN 25	002106508	27-Feb-2001	002106508	11-Nov-2002
	WARNER’S LACE PERFECTION	24, 25, 35, 42	001313857	17-Sep-1999	001313857	11-Jun-2002
	WARNER’S NOTHING BUT CURVES	IN 25	001632629	28-Apr-2000	001632629	12-Jul-2001
	WARNER’S SIMPLY SENSATIONAL	24, 25, 35, 42	001307107	13-Sep-1999	001307107	19-Jan-2001
	WARNER’S THE PERFECTIONISTS	25	001373166	05-Nov-1999	001373166	21-Dec-2000
	WILD ABOUT U-NECK	IN 25	000886820	24-Jul-1998	000886820	28-Jun-2001
	YOUNG ATTITUDES	IN 24, IN 25, IN 42	000568204	30-Jun-1997	000568204	01-Aug-2002
Finland
	OLGA	IN 25	2997/59	16-Nov-1959	36,507	30-Mar-1961
	OLGA TREASURES	IN 25	6515/95	10-Nov-1995	202,010	30-Sep-1996
	SECRET SHAPERS	IN 25	435/96	29-Jan-1996	208,516	15-Dec-1997
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNER’S (SCRIPT)	IN 25			20489	24-Apr-1946
	WARNER’S (SCRIPT)	IN 25			16317	31-Jan-1938
	WARNER’S NOTHING BUT CURVES	IN 25	T200001475	28-Apr-2000	220359	28-Feb-2001
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
France
	FULMAR & BIRD DEVICE	IN 25	154,789	15-Sep-1989	1,551,010	15-Sep-1989
	MISS WARNER	25 Int.	742,682	07-May-1985	1,308,495	07-May-1985
	NOT SO INNOCENT NUDES	25 Int.	94/519,494	09-May-1994	94/519,494	09-May-1994
	OLGA	25 Int.	714,264	12-Sep-1984	1,283,775	12-Sep-1984
	OLGA TREASURES	IN 25	95/580696	17-Jul-1995	95/580696	17-Jul-1995
	SECRET SHAPERS	IN 25	96/607663	26-Jan-1996	96/607663	05-Jul-1996
	W AND DESIGN	25 Int.	818,463	13-Oct-1986	1,374,573	13-Oct-1986
	WARNACO	25 Int.	702,197	14-May-1984	1,272,534	14-May-1984
	WARNER GOLD & DESIGN	25 Int.	177,880	03-Jan-1990	1,568,263	03-Jan-1980
	WARNER’S	IN 25	177,881	03-Jan-1990	1,568,264	03-Jan-1990
	WARNER’S INVISIBLES	IN 25	94/536,518	19-Sep-1994	94/536,518	19-Sep-1994
	WARNER’S NOT SO INNOCENT NUDES	25 Int.	94/519,495	09-May-1994	94/519,495	09-May-1994
	WARNER’S NOTHING BUT CURVES	IN 25	3025162	02-May-2000
Gambia
	OLGA	NA 38	76/9/92	04-Sep-1992
	WARNER’S	NA 38	77/9/92	04-Sep-1992
	WARNER’S MERRY WIDOW	IN 38	104/6/95	14-Jun-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Georgia
	BODYSLIMMERS	IN 25	T1999 01452	21-May-1999	M 13152	01-Mar-2000
	BODYSLIMMERS NANCY GANZ	IN 25	T1999 01452	21-May-1999	M 13150	01-Mar-2000
	IN CONTROL	IN 25	T1999 01475	30-Aug-1999	M 13424	12-Jul-2000
	NANCY GANZ	IN 25	T1999 01452	21-May-1999	M 13151	01-Mar-2000
	WARNACO	IN 25	010365	26-Feb-1996	4257	19-Dec-1996
	WARNACO	IN 9, IN 16	010201/03	29-Apr-1996	5310	12-May-1997
	WARNER’S GOLD	IN 25, IN 28, IN 42	011828/03	30-Jan-1997	8196	30-Jan-1998
	WARNER’S IN CONTROL	IN 25	T1999 01475	30-Aug-1999
	WARNER’S MERRY WIDOW	IN 25	009277/03	22-Sep-1995	3130	16-Sep-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Germany
	FULMAR & BIRD DEVICE	IN 25	W39651/25 W	21-Sep-1989	1,162,329	09-Aug-1990
	HIP SLIP (STYLIZED)	IN 25	892695/25 W	14-May-1991	2,052,148	16-Dec-1993
	NAKED TRUTH	18, 25	42175/25 WZ	20-Jan-1993	2036133	12-May-1993
	NOT SO INNOCENT NUDES	IN 25	W46190/25 W	13-Jun-1994	2,093,509	24-Mar-1995
	OLGA (STYLIZED)	25 Int.	1605	26-Aug-1954	684,896	30-Nov-1955
	OLGA TREASURES	IN 25	395 25 307.1	19-Jun-1995	395 25 307	03-May-1996
	OLGALACE	25 Int.	W43988/25 W	27-Jan-1993	2,048,691	04-Nov-1993
	SATURDAY’S BRA	25	300 00 914.3	07-Jan-2000	30000914	04-Feb-2000
	SECRET SHAPERS	IN 25	396 04 012.8	30-Jan-1996	396 04 012	28-Apr-1997
	WARNACO	18 Int., 25 Int.	W25687/25 W	06-May-1974	935,993	01-Oct-1975
	WARNER	IN 25	W22854/25 W	23-Dec-1970	893,567	18-May-1972
	WARNER BODY-STYLING	IN 25	W22679/25 W	13-Oct-1970	897,485	15-Sep-1972
	WARNER GOLD & DESIGN	IN 25	W30912/25 W	08-Sep-1980	1,023,993	08-Oct-1981
	WARNER WITH STAR DESIGN	IN 25	W27829/25 W	25-May-1977	968,941	16-Mar-1978
	WARNER’S	IN 25	W25802/25 W	17-Jul-1974	935,473	17-Sep-1974
	WARNER’S (SCRIPT)	IN 25	W 11579		132,124	16-Mar-1910
	WARNER’S NOT SO INNOCENT NUDES	25 Int.	W46191/25 W	13-Jun-1994	2,092,033	16-Feb-1995
	WARNER’S NOTHING BUT CURVES	IN 25	300336888/25	03-May-2000	300 33 688	25-Jul-2000
Germany, East
	OLGA	IN 25	W 61 537/25	10-Jul-1990	DD 650,020	02-Mar-1992
	WARNER’S	IN 25	W 61 539	10-Jul-1990	DD 648,981	14-Jan-1992
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Ghana
	OLGA	IN 25	25325	04-Sep-1992	25325	04-Sep-1992
	WARNER’S	IN 25	25654	04-Sep-1992	25654	04-Sep-1992
Greece
	NO CLING EVER!	IN 25	126887	07-Nov-1995	126887	17-Sep-1998
	NOT SO INNOCENT NUDES	IN 25	119208	18-May-1994	119208	19-Aug-1997
	OLGA	IN 25	101612	12-Nov-1990
	OLGA TREASURES	IN 25	126884	07-Nov-1995	126884	07-Nov-1995
	SECRET SHAPERS	IN 25	128181	02-Feb-1996	128181	17-Nov-1998
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNACO	IN 25	127,964	17-Jan-1996	127964	17-Mar-1998
	WARNER’S	25 Int.	107,271	13-Jan-1992	107,271	17-Jul-1994
	WARNER’S LACE CHARMERS	IN 25	144191	23-May-2000
	WARNER’S NOT SO INNOCENT NUDES	IN 25	119209	18-May-1994	119209	19-Aug-1997
	WARNER’S NOTHING BUT CURVES	IN 25	144376	08-Jun-2000
Grenada
	OLG	IN 25			36/1993	26-Apr-1993
	WARNER’S (SCRIPT)	IN 38	N/A	19-May-1924	1/1967	12-Jan-1967
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Guatemala
	BODYSLIMMERS	IN 25	M-7109-9	24-Aug-1999	104431	09-May-2000
	BODYSLIMMERS NANCY GANZ	IN 25	M-7111-9	24-Aug-1999	106698	25-Oct-2000
	GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	E-0103-6	11-Jan-1996	2,508	13-May-1998
	NANCY GANZ	IN 25	M-7112-9	24-Aug-1999
	OLGA	IN 25	3855/90	10-Sep-1990	65145501/141	10-Oct-1991
	OLGA TREASURES	IN 25	M-0188-6	16-Jan-1996	85528	02-Aug-1997
	SECRET SHAPERS	IN 25	M-2803-6	18-Apr-1996	88,040	04-Dec-1997
	WARNER’S (SCRIPT)	IN 25	N/A	24-Jan-1953	8487	14-May-1953
	WARNER’S (SCRIPT)	IN 25	N/A	24-Jan-1953	8486	14-May-1953
	WARNER’S NOTHING BUT CURVES	IN 25	M-3741-2000	16-May-2000	108306	28-Nov-2000
Guernsey
	OLG	25 Int.			769,063	08-Mar-1993
	WARNACO	IN 25	N/A	25-Jan-1996	1,028,709	25-Jan-1996
	WARNER’S (SCRIPT)	NA 38			448,502	08-Mar-1993
Guyana
	BODYSLIMMERS	25 Int.	17,470A	08-Jul-1999	17,470A	08-Jul-1999
	BODYSLIMMERS NANCY GANZ	25 Int.	17,469A	08-Jul-1999	17,469A	08-Jul-1999
	NANCY GANZ	25 Int.	17,442A	07-Jul-1999	17,442A	08-Jul-1999
	OLGA	IN 25	13,942A	22-Sep-1992	13,942A	23-Jun-1997
	WARNER’S	IN 25	172/1966	25-May-1966	6311A	15-Dec-1966
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Haiti
	BODYSLIMMERS	IN 25	N/A	06-Jul-1999	50/124	09-May-2000
	BODYSLIMMERS NANCY GANZ	IN 25	N/A	06-Jul-1999	52/124	09-May-2000
	NANCY GANZ	IN 25	N/A	06-Jul-1999	51/124	09-May-2000
	OLGA	25 Int.	494-N	17-Sep-1992	78/98	15-Sep-1993
	WARNER’S	IN 25	493-N	17-Sep-1992	77/98	15-Sep-1993
Honduras
	BODY NANCY GANZ	25 Int.	27365-03	09-Oct-2003	90237	16-Mar-2004
	BODYSLIMMERS	IN 25	6486-99	19-May-1999	81.770	01-Jun-2001
	BODYSLIMMERS NANCY GANZ	IN 25	6484-99	19-May-1999	82.259	26-Jul-2001
	NANCY GANZ	25 Int.	6485-99	19-May-1999	81.835	05-Jun-2001
	OLGA	IN 25	N/A	19-Jun-1990	53,407	04-Feb-1991
	OLGA TREASURES	IN 25	6429-95	10-Jul-1995	64.425	15-Feb-1996
	SECRET SHAPERS	IN 25	972/96	31-Jan-1996	66.592	22-Nov-1996
	WARNER	IN 25			48,017	22-Jul-1987
	WARNER’S MERRY WIDOW	IN 25	4045/95	25-Apr-1995	68,608	29-Apr-1997
	WARNER’S NOTHING BUT CURVES	IN 25	6467/2000	03-May-2000
	YOUNG ATTITUDES	25 Int.	2003-027668	17-Oct-2003	90,099	02-Mar-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Hong Kong
	BODY NANCY GANZ	IN 25	300084997	26-Sep-2003	300084997	26-Sep-2003
	BODYSLIMMERS	IN 25	6431/99	20-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	6631/99	25-May-1999	7586/2002	25-May-1999
	LEJABY ROSE	IN 25	300066645	21-Aug-2003	300066645	21-Aug-2004
	NANCY GANZ	IN 25	6632/99	25-May-1999	06986/2001	25-May-1999
	NOT SO INNOCENT NUDES	IN 25	1270/95	06-Feb-1995	B5670/1996	24-Jun-1996
	OLGA	25 Int.	4867	23-Sep-1987	36/90	23-Sep-1987
	OLGA’S CHRISTINA	25 Int.	300601929	17-Mar-2006	300601929	17-Mar-2006
	SECRET SHAPERS	IN 25	1308/96	01-Feb-1996	B01268/1999	01-Feb-1996
	WARNACO	IN 25	15997/95	19-Dec-1995	2480/1997	19-Dec-1995
	WARNACO	IN 42	4711/96	23-Apr-1996	5358/1997	23-Apr-1996
	WARNACO	IN 16	4709/96	23-Apr-1996	5379/1997	23-Apr-1996
	WARNACO	IN 38	4710/96	23-Apr-1996	8696/1997	23-Apr-1996
	WARNER’S	IN 25	949/71	10-Aug-1971	59/74	14-Jan-1974
	WARNER’S GOLD	IN 42	96 07484	21-Jun-1996	2648/1999	21-Jun-1996
	WARNER’S GOLD	IN 28	96 07483	21-Jun-1996	2647/1999	21-Jun-1996
	WARNER’S GOLD	IN 25	7482/96	21-Jun-1996	2646/1999	21-Jun-1996
	WARNER’S NOT SO INNOCENT NUDES	IN 25	1271/95	06-Feb-1995	27/1998	06-Feb-1995
	WARNER’S NOTHING BUT CURVES	IN 25	9644/2000	04-May-2000	5224/2003	14-Feb-2000
	WARNER’S THE BETTER BODY PEOPLE	IN 25	1249/95	04-Feb-1995	07661/1998	05-Aug-1994
	WARNER’S THE PERFECTIONISTS	IN 25	2667/95	07-Mar-1995	01882/2000	17-Mar-1995
	YOUNG ATTITUDES	25 Int.	300074358	05-Sep-2003	300074358	05-Sep-2003
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Hungary
	BODYSLIMMERS NANCY GANZ	IN 25	M99 02283	13-May-1999	160541	17-Apr-2000
	IN CONTROL	IN 25	M99/03332	13-Jul-1999	163 797	05-Mar-2001
	NANCY GANZ	IN 25	M99 02285	13-May-1999	160542	17-Apr-2000
	OLGA	IN 25	1929/90	24-May-1990	130,412	14-Jun-1991
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNACO	IN 25	M96 00100	12-Jan-1996	149,411	12-Jan-1996
	WARNER’S	IN 25	1928/90	24-May-1990	130,411	14-Jun-1991
	WARNER’S IN CONTROL	IN 25	M9903331	13-Jul-1999	163 809	05-Mar-2001
	WARNER’S NOTHING BUT CURVES	IN 25	M00 02476	08-May-2000	164032	08-May-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Iceland
	BELLY BUSTER	IN 25	1547/1998	27-Jul-1998	1145/1998	28-Oct-1998
	BODY NANCY GANZ	IN 25	1414/2004	19-May-2004	678/2004	06-Sep-2004
	BODYSLIMMERS	IN 25	1544/1998	27-Jul-1998	1142/1998	28-Oct-1998
	BODYSLIMMERS NANCY GANZ	IN 25	1298/1999	17-May-1999	703/1999	01-Jul-1999
	BUTT BOOSTER	IN 25	1548/1998	27-Jul-1998	1146/1998	28-Oct-1998
	CASUAL CONTROL	IN 24, IN 25	1552/1998	27-Jul-1998	1150/1998	28-Oct-1998
	ELEGANT CONTROL	IN 24, IN 25	1553/1998	27-Jul-1998	1151/1998	28-Oct-1998
	HIPSLIP	IN 25	1546/1998	27-Jul-1998	1144/1998	28-Oct-1998
	IN CONTROL	IN 25	2007/99	22-Jul-1999	901/1999	25-Aug-1999
	NANCY GANZ	IN 25	1545/1998	27-Jul-1998	1143/1998	28-Oct-1998
	NIP TUCK & BOOST	IN 25	1549/1998	27-Jul-1998	1147/1998	28-Oct-1998
	OLGA	25 Int.	877/1990	23-Oct-1990	266/1991	27-Feb-1991
	THIGHSLIMMER	IN 25	1551/1998	27-Jul-1998	1149/1998	28-Oct-1998
	WARNACO	IN 25	44/1996	15-Jan-1996	570/1996	28-May-1996
	WARNACO.COM	IN 35, IN 38, IN 42	609/97	15-May-1997	1126/1997	27-Aug-1997
	WARNER’S	IN 25	913/1992	17-Sep-1992	438/1993	27-May-1993
	WARNER’S IN CONTROL	IN 25	2006/99	22-Jul-1999	984/2000	03-Aug-2000
	WARNER’S NOTHING BUT CURVES	IN 25	1644/2000	05-May-2000	461/2002	03-Jun-2002
	WILD ABOUT U-NECK	IN 25	1550/1998	27-Jul-1998	1148/1998	28-Oct-1998
	YOUNG ATTITUDES	25 Int.	1413/2004	19-May-2004	677/2004	06-Sep-2004
Illinois
	SCOOP	IN 25		19-May-1999	083,644	19-May-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
India
	BODYSLIMMERS	IN 25	856580	17-May-1999	856580	17-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	856582	17-May-1999	856582	18-Nov-2003
	OLGA	25 Int.	581930	25-Sep-1992	581930	25-Sep-1992
	WARNACO	IN 9	711,539	22-Apr-1996	711,539	01-Dec-2003
	WARNACO	IN 16	711,540	22-Apr-1996	711,540	19-Feb-2005
	WARNACO	25 Int.	686,075	08-Nov-1995	686,075	08-Nov-1995
	WARNER’S	IN 25	581929	25-Sep-1992	581929	25-Sep-1992
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Indonesia
	BODYSLIMMERS	IN 25	D99-8157	20-May-1999	458667	24-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	D99-8151	20-May-1999
	NANCY GANZ	IN 25	D99-8156	20-May-1999	467309	24-Jun-1999
	NANCYGANZ.COM	IN 42	9710994	09-Jun-1997	413412	27-Mar-1998
	OLGA	IN 25	R002003 321	16-Aug-1993	IDM00010198	15-Nov-1994
	OLGA.COM	IN 42	9710995	09-Jun-1997	413309	27-Mar-1998
	WARNACO	IN 25	D95 21092	09-Nov-1995	380,513	15-Aug-1997
	WARNACO	IN 38	96 9033	06-May-1996	IDM00007819	15-Aug-1997
	WARNACO	IN 42	96 9034	06-May-1996	IDM00007818	15-Aug-1997
	WARNACO	IN 16	96 9032	06-May-1996	IDM00007819	15-Aug-1997
	WARNER’S	IN 25		18-Sep-1986	218,107	22-Apr-1987
	WARNER’S	IN 25	D99 7322	06-May-1999	457880	06-May-1999
	WARNER’S & W DESIGN	IN 25		20-Aug-1989	258,392	20-Feb-1990
	WARNER’S & W DESIGN	18			258,392	20-Feb-1990
	WARNER’S & W DESIGN	24			258,392	20-Feb-1990
	WARNER’S MERRY WIDOW	25 Int.	D99 3137	04-Mar-1999	455778	15-Apr-1999
	WARNER’S NOTHING BUT CURVES	IN 25	D009336	27-Jul-2000	506268	22-Apr-2002
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Iran
	BODYSLIMMERS	25 Int.	7911373	31-Jan-2001	94309	25-Jun-2001
	NANCY GANZ	25 Int.	7911372	31-Jan-2001	93803	13-May-2001
	NANCYGANZ.COM	NA 35	7712105	22-Feb-1999	86710	21-Jul-1999
	OLGA	25 Int.	105385	11-Oct-1992	69825	20-Jan-1993
	OLGA.COM	NA 35	7712102	22-Feb-1999	86707	20-Jul-1999
	WARNACO	IN 16, IN 25, IN 38, IN 42	7,504,227	02-Jul-1996	79016	20-Nov-1996
	WARNACO.COM	NA 35	7712106	22-Feb-1999	86711	21-Jul-1999
	WARNER’S	IN 25	N/A	19-Oct-1967	30,439	19-Oct-1967
	WARNER’S GOLD	IN 25, IN 28, IN 42	7506082	28-Aug-1996	81360	28-Aug-1996
Ireland
	GUARANTEED COMFORT	IN 25	95/5415	04-Aug-1995
	NOT SO INNOCENT NUDES	IN 25	94/2811	09-May-1994	161,731	09-May-1994
	OLG	IN 25	1311/66	16-Aug-1966	70,816	15-Nov-1967
	OLGA SHIMMERLACE	IN 25	96/0563	25-Jan-1996	174,492	29-Jan-1996
	SECRET SHAPERS	IN 25	96/0892	08-Feb-1996	170,818	08-Feb-1996
	THANE	25 Int.	1667/87	25-May-1987	127,341	10-May-1990
	WARNACO	IN 25	283/96	15-Jan-1996	174,485	15-Jan-1996
	WARNER WITH STAR DESIGN	25 Int.	1692/87	26-May-1987	127,820	26-May-1987
	WARNER’S NOT SO INNOCENT NUDES	IN 25	94/2812	09-May-1994	161,732	09-May-1994
	WARNER’S NOTHING BUT CURVES	IN 25	2000/01558	02-May-2000
	WARNER’S THE BETTER BODY PEOPLE	IN 25	95/0786	02-Feb-1995	166,299	09-Jul-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Israel
	BELLY BUSTER	IN 25	121342	28-Jul-1998	121,342	05-Dec-1999
	BODY NANCY GANZ	25 Int.	167398	09-Oct-2003	167398	19-Oct-2004
	BODYSLIMMERS	IN 25	111,958	20-Apr-1997	111,958	13-Oct-1998
	BODYSLIMMERS NANCY GANZ	IN 25	127,818	16-May-1999	127818	06-Sep-2000
	BUTT BOOSTER	IN 25	121343	28-Jul-1998	121,343	11-Oct-1999
	CASUAL CONTROL	IN 24	121346	28-Jul-1998	121346	28-Jul-1998
	CASUAL CONTROL	IN 25	121347	28-Jul-1998	121,347	11-Oct-1999
	ELEGANT CONTROL	IN 24	121348	28-Jul-1998	121348	07-Feb-2000
	ELEGANT CONTROL	IN 25	121349	28-Jul-1998	121349	07-Feb-2000
	HIPSLIP	IN 25	121341	28-Jul-1998	121,341	11-Oct-1999
	LEJABY ROSE	IN 25	167056	18-Sep-2003
	NANCY GANZ	IN 25	111,959	20-Apr-1997	111,959	14-Apr-1999
	NIP TUCK & BOOST	IN 25	121344	28-Jul-1998	121,344	11-Oct-1999
	OLGA	IN 25	84746	17-Sep-1992	84746	04-Dec-1994
	OLGA’S CHRISTINA	25 Int.	192533	08-Aug-2006	192533	06-Apr-2008
	THIGHSLIMMER	IN 25	121350	28-Jul-1998	121350	28-Jul-1998
	WARNACO	IN 16	104,764	23-Apr-1996	104,764	23-Apr-1996
	WARNACO	IN 25	104,765	23-Apr-1996	104,765	23-Apr-1996
	WARNACO	IN 35	104,767	23-Apr-1996	104,767	23-Apr-1996
	WARNACO	IN 38	104,766	23-Apr-1996	104,766	23-Apr-1996
	WARNER’S (SCRIPT)	IN 25	48857	23-Oct-1979	48857	29-Nov-1982
	WARNER’S GOLD	IN 25	105,851	19-Jun-1996	105,851	19-Jun-1996
	WARNER’S GOLD	IN 35	105,853	19-Jun-1996	105,853	08-Mar-1999
	WARNER’S GOLD	IN 28	105,852	19-Jun-1996	105,852	08-Mar-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S NOTHING BUT CURVES	IN 25	137390	02-May-2000	137390	04-Mar-2003
	WILD ABOUT U-NECK	IN 25	121,345	28-Jul-1998	121345	07-Feb-2000
	YOUNG ATTITUDES	25 Int.	167459	19-Oct-2003	167459	05-Dec-2004
Italy
	BACK TO NATURE	IN 25	MI2004C 005	19-May-2004	683557	04-Jul-1996
	NOT SO INNOCENT	IN 25	MI2008C0010	30-Jan-2008	815064	30-May-2000
	OLGA	IN 25	63/169	18-Jul-1962	412,262	10-Mar-1986
	OLGA TREASURES	IN 25	MI2004CO11	29-Nov-2004	730,787	26-Sep-1995
	SECRET SHAPERS	IN 25	MI96C 00092	30-Jan-1996	746643	13-May-1998
	W & DESIGN	IN 25	MI2006C0107	27-Oct-2006	747,795	15-Mar-1998
	WARNACO	25 Int.	TO92C 00000	08-Jan-1992	634,203	21-Nov-1994
	WARNER’S	IN 25	MI2005C0075	04-Jul-2005	729,689	16-Oct-1997
	WARNER’S	IN 25	MI98C 00826	20-Aug-1998	846332	25-May-2001
	WARNER’S (SCRIPT)	IN 25, IN 26	MI2000C0007	25-Jan-2000	912,259	14-Oct-2003
	WARNER’S NOT SO INNOCENT	IN 25	TO98C00007	13-Jan-1998	815063	30-May-2000
	WARNER’S NOTHING BUT CURVES	IN 25	MI2000C 692	13-Jun-2000	915014	28-Oct-2003
Jamaica
	BODYSLIMMERS	IN 25	25/2183	18-May-1999	B35,594	18-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	25/2184	18-May-1999	35,297	18-May-1999
	NANCY GANZ	IN 25	25/2185	18-May-1999	35,595	18-May-1999
	OLGA	IN 25	25/1401	09-Oct-1992	B25,074	09-Oct-1992
	WARNER’S	IN 25	25/1402	09-Oct-1992	29453	09-Oct-1992
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Japan
	BELLY BUSTER	25 Int.	10-063848	29-Jul-1998	4301820	06-Aug-1999
	BODY NANCY GANZ	IN 25	2003-87380	06-Oct-2003	4801298	10-Sep-2004
	BODYSLIMMERS NANCY GANZ WITH KATAKANA CHARACTERS	IN 25	11-046001	25-May-1999	4536714	18-Jan-2002
	BODYSLIMMERS WITH KATAKANA CHARACTERS	IN 25	08-055811	24-May-1996	4,076,968	31-Oct-1997
	CASUAL CONTROL	24 Int., 25 Int.	10-063851	29-Jul-1998	4301823	06-Aug-1999
	ELEGANT CONTROL	24 Int., 25 Int.	10-063852	29-Jul-1998	4301824	06-Aug-1999
	HIPSLIP (STYLIZED)	IN 25	08-055814	24-May-1996	4,076,971	31-Oct-1997
	LEJABY ROSE	IN 25	2003-79246	11-Sep-2003	4749654	20-Feb-2004
	NANCY GANZ WITH KATAKANA CHARACTERS	IN 25	08-055812	24-May-1996	4,076,969	31-Oct-1997
	NANCYGANZ.COM	IN 35, IN 38, IN 42	09-118962	23-May-1997	4246019	05-Mar-1999
	NIP TUCK & BOOST	25 Int.	10-063849	29-Jul-1998	4301821	06-Aug-1999
	OLGA	NA 17	127827/1973	07-Aug-1973	1,453,838	27-Feb-1981
	OLGA SHIMMERLACE	IN 25	08-007708	31-Jan-1996	4272029	14-May-1999
	OLGA TREASURES	IN 25	07-061421	21-Jun-1995	4,021,589	04-Jul-1997
	OLGA.COM	IN 35, IN 38, IN 42	09-118963	23-May-1997	4246020	05-Mar-1999
	OLGALON	IN 25	05-085057	19-Aug-1993	3,225,846	29-Nov-1996
	OLGA’S CHRISTINA	25 Int.	2008-62733	30-Jul-2008
	SECRET SHAPERS	IN 25	08-007709	31-Jan-1996	4,036,657	01-Aug-1997
	THIGHSLIMMER	25 Int.	10-063853	29-Jul-1998	4646810	21-Feb-2003
	WARNACO	IN 42	08-043677	23-Apr-1996	4,123,626	13-Mar-1998
	WARNACO	IN 25	08-004937	24-Jan-1996	4,036,639	01-Aug-1997
	WARNACO	IN 38	08-043676	23-Apr-1996	4,094,601	19-Dec-1997
	WARNACO	IN 16	08-043675	23-Apr-1996	4,128,394	27-Mar-1998
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNACO.COM	IN 35, IN 38, IN 42	09-118966	23-May-1997	4246023	05-Mar-1999
	WARNER’S (PLAIN BLOCK TYPE)	IN 25	05-037027	13-Apr-1993	3,332,599	18-Jul-1997
	WARNER’S (SCRIPT)	NA 17	60-127452	23-Dec-1985	1,980,392	19-Aug-1987
	WARNER’S GUARANTEED COMFORT	IN 25	09-157466	12-Sep-1997	4221836	18-Dec-1998
	WARNER’S GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	10-019329	11-Mar-1998	4262252	16-Apr-1999
	WARNER’S LACY LUXURIES	IN 25	09-159427	19-Sep-1997	4259437	09-Apr-1999
	WARNER’S NO CLING EVER!	IN 25	09-140348	23-Jul-1997	4246051	05-Mar-1999
	WARNER’S NOTHING BUT CURVES	IN 25	2000-050794	10-May-2000	4509767	28-Sep-2001
	WILD ABOUT U-NECK	25 Int.	10-063850	29-Jul-1998	4301822	06-Aug-1999
	YOUNG ATTITUDES	25 Int.	2003-79247	11-Sep-2003	4805977	24-Sep-2004
Jersey
	OLG	25 Int.			6074	19-Apr-1993
	WARNACO	IN 25	N/A	26-Feb-1996	6720	28-Feb-1996
	WARNER’S (SCRIPT)	IN 25			6075	19-Apr-1993
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Jordan
	BODYSLIMMERS	IN 25	54356	29-Jul-1999	54356	29-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	57120	29-Jul-1999
	NANCY GANZ	IN 25	57107	29-Jul-1999
	OLGA	IN 25	28663	07-Apr-1991	26661	14-Oct-1991
	OLGA’S CHRISTINA	25 Int.	087360	09-Aug-2006	087360	09-Aug-2006
	WARNACO	IN 25	41141	20-Apr-1996	10012	18-Dec-1996
	WARNACO	IN 16	41140	20-Apr-1996	10011	18-Dec-1996
	WARNACO	IN 9	41139	20-Apr-1996	10010	18-Dec-1996
	WARNER’S	25 Int.	N/A	04-Nov-1984	22321	05-Jul-1987
	WARNER’S GOLD	IN 25	42216	18-Jun-1996	42216	22-Feb-1997
	WARNER’S GOLD	IN 16	43567	18-Jun-1996	43567	18-Jun-1996
	WARNER’S GOLD	IN 9	43569	18-Jun-1996	43569	18-Jun-1996
	WARNER’S GOLD	IN 28	43568	18-Jun-1996	43568	18-Jun-1996
Kazakhstan
	BODYSLIMMERS	IN 25	13786	19-May-1999	10727	07-Sep-2000
	BODYSLIMMERS NANCY GANZ	IN 25	13784	19-May-1999	10725	07-Sep-2000
	IN CONTROL	IN 25	14215	27-Aug-1999
	NANCY GANZ	IN 25	13785	19-May-1999	10726	07-Sep-2000
	WARNACO	IN 9, IN 16, IN 25	8531	29-Apr-1996	6968	13-May-1998
	WARNER’S	IN 25	27229	19-May-2004	19432	12-Dec-2005
	WARNER’S IN CONTROL	IN 25	14216	27-Aug-1999
	YOUNG ATTITUDES	25 Int.	27228	19-May-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Kenya
	OLGA	IN 25	40,072	28-Sep-1992	40072	20-Jul-1995
	WARNER’S	IN 25	40,071	28-Sep-1992	40,071	27-Jan-1994
Korea, Republic of
	BODY NANCY GANZ	IN 25	40-2003-0042	26-Sep-2003	0619608	30-May-2005
	BODYSLIMMERS BY NANCY GANZ	IN 25			408,339	07-Jul-1998
	BODYSLIMMERS NANCY GANZ	IN 25	22147/99	24-Jun-1999	480,332	02-Nov-2000
	LEJABY ROSE	IN 25	40-2003-0040	08-Sep-2003	0619607	30-May-2005
	NANCY GANZ	IN 25	22145/99	24-Jun-1999	480,333	02-Nov-2000
	NANCYGANZ.COM	NA 106	6997/97	23-May-1997	47,316	22-Sep-1998
	NANCYGANZ.COM	NA 112	7003/97	23-May-1997	47,320	22-Sep-1998
	NIP TUCK & BOOST	IN 25	20269/98	11-Aug-1998	453,345	24-Aug-1999
	OLGA	NA 45	4197/90	16-Feb-1990	215,335	18-Jun-1991
	OLGA’S CHRISTINA	25 Int.	40-2006-0014	17-Mar-2006	40-0701135	08-Mar-2007
	SATURDAY’S BRA	25	2297/2000	19-Jan-2000
	SECRET SHAPERS	25 Int.	5241/96	12-Feb-1996	391,089	16-Jan-1998
	WARNACO	NA 112	5125/96	13-May-1996	42,513	09-Jun-1998
	WARNACO	38 Int.	5124/96	13-May-1996	39,568	24-Dec-1997
	WARNACO	25 Int.	19528/96	13-May-1996	387,809	24-Dec-1997
	WARNACO	16 Int.	19529/06	13-May-1996	380,329	29-Oct-1997
	WARNACO.COM	NA 106	7006/97	23-May-1997	47,323	22-Sep-1998
	WARNACO.COM	NA 112	7007/97	23-May-1997	47,324	22-Sep-1998
	WARNER’S	25 Int.	6087/97	19-Nov-1997	150,410	12-Jan-1988
	WARNER’S NOTHING BUT CURVES	IN 25	28085/2000	13-Jun-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Kuwait
	OLGA	IN 25	27124	23-Jun-1993	25217	30-Jun-1996
	OLGA’S CHRISTINA	25 Int.	79736	23-Sep-2006	68420	23-Sep-2006
	WARNACO	IN 9	37445	19-Aug-1997	33137	19-Aug-1997
	WARNACO	IN 16	37446	19-Aug-1997	33144	19-Aug-1997
	WARNACO	IN 25	34056	23-Jul-1996	32449	12-Aug-2000
	WARNER’S	IN 25	15960	26-Sep-1983	14943	28-Oct-1985
Kyrgyz Republic
	BODYSLIMMERS	IN 25	993325.3	19-May-1999	5400	30-Jun-2000
	BODYSLIMMERS NANCY GANZ	IN 25	993327.3	19-May-1999	5401	30-Jun-2000
	IN CONTROL	IN 25	993448.3	27-Aug-1999
	NANCY GANZ	IN 25	993326.3	19-May-1999
	WARNACO	IN 9, IN 16, IN 25	961521.3	29-Apr-1996	3918	28-Apr-1997
	WARNER’S GOLD	IN 25, IN 28, IN 42	971955.3	30-Jan-1997	4292	30-Mar-1998
	WARNER’S IN CONTROL	IN 25	993447.3	27-Aug-1999
Laos
	BODYSLIMMERS	IN 25	7135	06-Jul-1999	7068	17-Aug-1999
	BODYSLIMMERS NANCY GANZ	IN 25	7137	06-Jul-1999	7070	17-Aug-1999
	NANCY GANZ	IN 25	7136	06-Jul-1999	7069	17-Aug-1999
	OLGA	25 Int.	8247	16-Jan-2001	8180	16-Jan-2001
	WARNACO	IN 25	8255	16-Jan-2001	8188	16-Jan-2001
	WARNACO	IN 9, IN 16	4624	13-Feb-1996	4173/4174	13-Feb-2001
	WARNER’S	IN 25	8248	16-Jan-2001	8181	16-Jan-2001
	WARNER’S MERRY WIDOW	IN 25	8251	16-Jan-2001	8184	16-Jan-2001
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Latvia
	BODYSLIMMERS	IN 25	M-99-828	18-May-1999	M46018	20-May-2000
	BODYSLIMMERS NANCY GANZ	IN 25	M-99-830	18-May-1999	M46020	20-May-2000
	IN CONTROL	IN 25	M-99-1356	20-Aug-1999	M46 505	20-Aug-2000
	NANCY GANZ	IN 25	M-99-829	18-May-1999	M46019	20-May-2000
	WARNACO	IN 25	M-96-319	27-Feb-1996	M 39 476	20-Jan-1998
	WARNER’S IN CONTROL	IN 25	M-99-1357	20-Aug-1999	M46 506	20-Aug-2000
	WARNER’S MERRY WIDOW	IN 25	M-95-1036	26-Jun-1995	M 37 487	20-Jun-1997
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Lebanon
	BELLY BUSTER	25 Int.	N/A	24-Aug-1998	77333	24-Aug-1998
	BODYSLIMMERS	25 Int.	N/A	24-Aug-1998	77330	24-Aug-1998
	BODYSLIMMERS NANCY GANZ	IN 25	N/A	27-May-1999	79828	27-May-1999
	BUTT BOOSTER	25 Int.	N/A	24-Aug-1998	77334	24-Aug-1998
	CASUAL CONTROL	24 Int., 25 Int.	N/A	24-Aug-1998	77338	24-Aug-1998
	ELEGANT CONTROL	24 Int., 25 Int.	N/A	24-Aug-1998	77339	04-Aug-1998
	HIPSLIP	25 Int.	N/A	24-Aug-1998	77332	24-Aug-1998
	NANCY GANZ	25 Int.	N/A	24-Aug-1998	77331	24-Aug-1998
	NANCYGANZ.COM	IN 35, IN 38, IN 42	N/A	20-Jun-1997	72919	21-Jul-1997
	NIP TUCK & BOOST	25 Int.	N/A	24-Aug-1998	77335	24-Aug-1998
	OLGA	IN 25	83/41780	22-Feb-1993	59969	08-Jul-1997
	OLGA.COM	IN 35, IN 38, IN 42	N/A	20-Jun-1997	72920	21-Jul-1997
	THIGHSLIMMER	25 Int.	N/A	24-Aug-1998	77337	24-Aug-1998
	WARNACO	IN 16, IN 25, IN 38, IN 42	N/A	17-May-1996	68903	17-May-1996
	WARNACO.COM	IN 35, IN 38, IN 42	N/A	20-Jun-1997	72923	21-Jul-1997
	WARNER’S	25 Int.	N/A	22-Oct-1974	53742	22-Oct-1974
	WARNER’S	25 Int.	N/A	17-Sep-1971	89384	21-Nov-1986
	WARNER’S GOLD	IN 42, IN 25, IN 28	N/A	05-Sep-1996	69968	20-Jun-1997
	WARNER’S LACE HEAVEN	25 Int.		15-Mar-2001
	WARNER’S MERRY WIDOW	25 Int.	N/A	25-May-1995	66098	10-Jun-1995
	WILD ABOUT U-NECK	25 Int.	N/A	24-Aug-1998	77336	24-Aug-1998
Lesotho
	OLGA	IN 25	LSM/93/0036	08-Apr-1993	LSM/93/0036	08-Apr-1993
	WARNER’S	IN 25	LSM/93/0036	08-Apr-1993	LSM/93/0036	08-Apr-1993
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Liberia
	OLGA	25 Int.			23393/835	23-Mar-1993
	WARNER’S	IN 25			00045/2008	23-Mar-1993
	WARNER’S MERRY WIDOW	IN 25	241095/396	24-Oct-1995	241095/396	24-Oct-1995
Libya
	OLGA	IN 25	6590	12-Oct-1992
	WARNER’S	IN 25	6600	12-Oct-1992
	WARNER’S MERRY WIDOW	IN 25	7593	17-Apr-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Liechtenstein
	BODYSLIMMERS	IN 25	11 154	19-May-1999	11154	07-Sep-1999
	BODYSLIMMERS NANCY GANZ	IN 25	11155	19-May-1999	11155	07-Sep-1999
	GUARANTEED COMFORT	25 Int.	9538	07-Aug-1995	9538	30-Oct-1995
	GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	9537	07-Aug-1995	9537	30-Oct-1995
	IN CONTROL	IN 25	11224	09-Jul-1999	11224	02-Nov-1999
	LACE CHARMERS	25 Int.	9534	07-Aug-1995	9534	30-Oct-1995
	LACY LUXURIES	25 Int.	9535	07-Aug-1995	9535	30-Oct-1995
	NANCY GANZ	IN 25	11 153	19-May-1999	11153	07-Sep-1999
	NO CLING EVER!	IN 25	9536	07-Aug-1995	9536	30-Oct-1995
	OLGA	25 Int.	8588	02-Nov-1992	8588	26-Mar-1993
	OLGA SHIMMERLACE	IN 25	9807	01-Feb-1996	9807	03-Jul-1996
	OLGA TREASURES	IN 25	9533	07-Aug-1995	9533	30-Oct-1995
	SECRET SHAPERS	IN 25	9809	01-Feb-1996	9809	03-Jul-1996
	SHIMMER & SHINE	IN 25	9539	07-Aug-1995	9539	30-Oct-1995
	WARNACO	IN 25	9806	15-Jan-1996	9806	03-Jul-1996
	WARNACO.COM	IN 35, IN 38, IN 42	N/A	16-May-1997	10404	15-Dec-1997
	WARNER’S	IN 25	8586	02-Nov-1992	8586	26-Mar-1993
	WARNER’S IN CONTROL	IN 25		09-Jul-1999	11 225	02-Nov-1999
	WARNER’S MERRY WIDOW	IN 25	9370	31-Mar-1995	9370	08-Jun-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Lithuania
	BODYSLIMMERS	IN 25	99-1083	20-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	99-1085	20-May-1999
	IN CONTROL	IN 25	99-1851	27-Aug-1999
	NANCY GANZ	IN 25	99-1084	20-May-1999
	WARNACO	IN 25	96-0524	27-Feb-1996	30292	26-Nov-1998
	WARNER’S IN CONTROL	IN 25	99-1852	27-Aug-1999
	WARNER’S MERRY WIDOW	IN 25	95-1720	19-Jun-1995	28547	13-Jul-1998
Macao
	BODYSLIMMERS	IN 25	N/4578	24-May-1999	N/004578	27-Dec-1999
	BODYSLIMMERS NANCY GANZ	IN 25	N/4580	24-May-1999	N/004580	27-Dec-1999
	NANCY GANZ	IN 25	N/4579	24-May-1999	N/004579	27-Dec-1999
	OLGA	25 Int.	12.187-M	09-Oct-1992	12.187-M	20-Apr-1994
	OLGA TREASURES	IN 25	15.160-M	17-Aug-1995	15160-M	02-Apr-1996
	WARNACO	IN 25	N/740	28-Jun-1996	N/740	06-Dec-1996
	WARNACO	IN 9	N/557	22-May-1996	N/000557	22-Oct-1996
	WARNACO	IN 16	N/551	22-May-1996	N/000551	22-Oct-1996
	WARNER’S	IN 25	7469-M	20-Jan-1988	7469-M	03-Mar-1988
	WARNER’S GOLD	IN 28	N/808	23-Jul-1996	N/808	10-Dec-1996
	WARNER’S GOLD	IN 16	N/810	23-Jul-1996	N/810	10-Dec-1996
	WARNER’S GOLD	IN 9	N/811	23-Jul-1996	N/811	10-Dec-1996
	WARNER’S GOLD	IN 25	N/809	23-Jul-1996	N/809	10-Dec-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Macedonia
	BODY NANCY GANZ	IN 25	Z20030950	26-Dec-2003	11512	25-Aug-2006
	BODYSLIMMERS	25 Int.	Z-23/2004	19-Jan-2004	11510	25-Aug-2006
	BODYSLIMMERS NANCY GANZ	25 Int.	Z-24/2004	19-Jan-2004	11511	25-Aug-2006
	IN CONTROL	IN 25	Z-470/99	17-Aug-1999
	NANCY GANZ	IN 25	Z-303/99	19-May-1999
	WARNER’S IN CONTROL	IN 25	Z-471/99	17-Aug-1999
	WARNER’S MERRY WIDOW	IN 25	Z-421/95	15-Jun-1995
	YOUNG ATTITUDES	25 Int.	Z20030951	26-Dec-2003	11473	07-Sep-2006
Madagascar
	OLGA	IN 25	94/00539D	04-Nov-1994	00617	10-Jul-1995
	WARNER’S	IN 25	94/00541D	04-Nov-1994	00619	10-Jul-1995
Malawi
	OLGA	IN 25	264/92	08-Sep-1992	264/92	24-Nov-1993
	WARNER’S	IN 25	345/93	19-Oct-1993	345/93	14-Jul-1994
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Malaysia
	BODYSLIMMERS	IN 25	99004551	26-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	99004550	26-May-1999
	NANCY GANZ	IN 25	99-04552	25-May-1999
	OLGA	25 Int.	86/03620	10-Sep-1986	86/03620	10-Sep-1986
	WARNACO	IN 35	97019759	01-Dec-1997
	WARNACO	IN 9	96004242	23-Apr-1996	96004242	23-Apr-1996
	WARNACO	25 Int.	95-12158	14-Nov-1995	95-12158	14-Nov-1995
	WARNACO	IN 16	96004243	23-Apr-1996	96004243	23-Apr-1996
	WARNACO	IN 38	97019056	01-Dec-1997	97019056	01-Dec-1997
	WARNER’S	25 Int.	86/03619	10-Sep-1986	86/B03619	17-May-1993
	WARNER’S GOLD	IN 9	96006879	25-Jun-1996	96006879	25-Jun-1996
	WARNER’S NOTHING BUT CURVES	IN 25	00005602	05-May-2000	00005602	14-Feb-2000
Malta
	BODYSLIMMERS	IN 25	30100	18-May-1999	30100	18-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	30102	18-May-1999	30102	18-May-1999
	IN CONTROL	IN 25	30324	15-Jul-1999	30384	15-Jul-1999
	NANCY GANZ	IN 25	30101	18-May-1999	30101	21-Jun-2000
	OLGA	IN 25	22060	12-Jan-1993	22060	12-Jan-1993
	WARNACO	IN 25	25216	15-Jan-1996	25216	05-May-1997
	WARNER’S (SCRIPT)	IN 25	22086	23-Jan-1993	22086	23-Jan-1993
	WARNER’S IN CONTROL	IN 25	30325	15-Jul-1999	30325	15-Jul-1999
	WARNER’S MERRY WIDOW	IN 25	24156	04-Apr-1995	24156	23-Apr-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Mauritius
	OLGA	IN 25	N/A	31-Oct-1994	A/35 NO. 334	31-Oct-1994
	WARNER’S	IN 25	N/A	31-Oct-1994	A/35 NO. 339	24-Jan-1997
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Mexico
	4 POINTS OF COMFORT	25	706824	11-Mar-2005	890531	19-Jul-2005
	A BRIEF STORY	25 Int.	665207	07-Jul-2004	854164	30-Sep-2004
	BABY ’N ME	IN 25	717941	17-May-2005	889644	28-Jun-2005
	BECAUSE YOU LOVE NICE THINGS	IN 25	437732	21-Jul-2000	671255	31-Aug-2000
	BELLY BUSTER	IN 25	342396	04-Aug-1998	585781	27-Aug-1998
	BODY ALIGNMENT	25 Int.	652954	22-Apr-2004	842639	19-Jul-2004
	BODY ALIGNMENT	18 Int.	652953	22-Apr-2004	842638	19-Jul-2004
	BODY ICING	IN 25	344226	19-Aug-1998	591173	27-Oct-1998
	BODY NANCY GANZ	25 Int.	609013	08-Jul-2003	815654	27-Nov-2003
	BODYSLIMMERS	IN 25	342399	04-Aug-1998
	BODYSLIMMERS NANCY GANZ	IN 25	546502	09-May-2002	820730	16-Feb-2004
	CASUAL CONTROL	IN 25	342392	04-Aug-1998	585778	27-Aug-1998
	CASUAL CONTROL	IN 24	342401	04-Aug-1998	585784	27-Aug-1998
	CASUAL LIFE BY WARNER’S	25 Int.	654536	03-May-2004	844940	29-Jul-2004
	CASUAL SOLUTIONS	IN 25	344225	19-Aug-1998	591172	27-Oct-1998
	CASUAL SPORTS BY WARNER’S	25 Int.	654535	03-May-2004	844939	29-Jul-2004
	COTTON TO GO	IN 25	344231	19-Aug-1998	591177	27-Oct-1998
	DELUSTER COLLECTION	IN 25	344224	19-Aug-1998	591171	27-Oct-1998
	ELEGANT CONTROL	IN 24	342400	04-Aug-1998	585,783	27-Aug-1998
	ELEGANT CONTROL	IN 25	342391	04-Aug-1998	585777	27-Aug-1998
	FASHION LACE	IN 25	344230	19-Aug-1998	74221	09-Apr-2002
	GLAMOUR BY WARNER’S	25 Int.	685577	01-Nov-2004	863131	08-Dec-2004
	JUST YOUR FIT	IN 25	217,013	07-Nov-1994	481,528	05-Dec-1994
	LACE CHARMERS	IN 25	217,009	07-Nov-1994	492945	26-May-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	LACE DARLING	25 Int.	660721	09-Jun-2004	851832	21-Sep-2004
	LACE TUXEDO	25 Int.	695555	06-Jan-2005	877399	22-Apr-2005
	LEJABY ROSE	IN 25	615314	19-Aug-2003	956957	09-Oct-2006
	MY SKIN	IN 25	217,012	07-Nov-1994	481,527	05-Dec-1994
	NAKED COTTON	IN 25	344229	19-Aug-1998	591176	27-Oct-1998
	NIP TUCK & BOOST	IN 25	342394	04-Aug-1998	585,779	27-Aug-1998
	NOT SO INNOCENT NUDES	25 Int.	200,025	25-May-1994	471,366	26-Aug-1994
	OKEANA	35 Int.	832075	25-Jan-2007	973777	22-Feb-2007
	OKEANA	25 Int.	832076	25-Jan-2007	973778	22-Feb-2007
	OLGA	25 Int.	166,015	23-Apr-1993	437,651	16-Jul-1993
	OLGA CURVES	NA	664716	02-Jul-2004	860820	26-Nov-2004
	OLGA CURVES PERFECTLY DESIGNED FOR YOU	NA	664717	02-Jul-2004	859606	24-Nov-2004
	OLGA ENHANCEMENTS	25	725771	29-Jun-2005	902988	30-Sep-2005
	OLGA SECRET SHAPERS	IN 25	254310	13-Feb-1996	658835	16-Jun-2000
	OLGA TREASURES	IN 25	686055	04-Nov-2004	958972	27-Oct-2006
	OLGA, THE FIGURE SOLUTIONS SPECIALIST	25	707290	15-Mar-2005	890262	15-Jul-2005
	OLGA’S CHRISTINA	25 Int.	613374	06-Aug-2003	806220	08-Sep-2003
	OLGA’S SIGNATURE SUPPORT	25	707291	15-Mar-2005	890263	15-Jul-2005
	PARA UD QUE AMA LAS COSAS BELLAS	IN 25	437733	21-Jul-2000	671256	31-Aug-2000
	PERFECT CONTROL BY WARNER’S	25 Int.	682997	19-Oct-2004	858996	10-Nov-2004
	PERFECT MEASURE	IN 25	217,010	07-Nov-1994	481,525	05-Dec-1994
	SATIN ICING	IN 25	359,509	07-Jan-1999	600715	19-Feb-1999
	SATING ICING	IN 25	344227	19-Aug-1998	591174	27-Oct-1998
	SENSUAL SUPPORT	25 Int.	659195	01-Jun-2004	865911	27-Jan-2005
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	SHADOW DANCE	25 Int.	664441	01-Jul-2004	850405	15-Sep-2004
	SHEER & LACY	IN 25	344457	20-Aug-1998	594041	26-Nov-1998
	SHEER & SATIN	IN 25	344228	19-Aug-1998	591175	27-Oct-1998
	SIMPLY PERFECT	IN 25	217,006	07-Nov-1994	481,522	05-Dec-1994
	SMOOTH BENEFITS	25 Int.	664442	01-Jul-2004	850406	05-Sep-2004
	SOME THINGS ARE TOO GOOD TO HIDE	25 Int.	651652	14-Apr-2004	845159	03-Aug-2004
	SUDDENLY SHAPELY	IN 25	337745	29-Jun-1998	595992	09-Dec-1998
	THE TOP WITH ALL THE ANSWERS	25 Int.	651651	14-Apr-2004	845158	03-Aug-2004
	THIGHSLIMMER	IN 25	342390	04-Aug-1998	585776	27-Aug-1998
	TODAY’S TAPESTRY	25 Int.	748241	01-Nov-2005	947549	15-Aug-2006
	UNDER LOCK AND KEY	IN 25	715241	02-May-2005	893166	28-Jul-2005
	VEILED MYSTERY	25 Int.	660939	10-Jun-2004	849797	13-Sep-2004
	VOILETTE	25 Int.	652210	19-Apr-2004	842606	19-Jul-2004
	WARNER’S	25 Int.	112,575	09-May-1991	409,031	26-Mar-1992
	WARNER’S	25 Int.			8634	03-Nov-1908
	WARNER’S BE FLIRTY	25 Int.	670911	09-Aug-2004	859124	18-Nov-2004
	WARNER’S COTTON CASHMERE	IN 25	337740	22-Mar-1999	621368	31-Aug-1999
	WARNER’S COTTON PLAY	25 Int.	661163	11-Jun-2004	851836	21-Sep-2004
	WARNER’S IN CONTROL	IN 25	384060	22-Jul-1999	657530	31-May-2000
	WARNER’S NOT SO INNOCENT NUDES	25 Int.	200,577	31-May-1994	465,484	30-Jun-1994
	WARNER’S NOTHING BUT CURVES	IN 25	424073	08-May-2000	664481	25-Jul-2000
	WARNER’S SHINE-ON	25 Int.	545660	03-May-2002	751891	26-Jun-2002
	WARNER’S SO VINTAGE	25 Int.	660720	09-Jun-2004	850384	15-Sep-2004
	WHAT A LIFT	IN 25	715242	02-May-2005	893167	28-Jul-2005
	WHAT A WAIST	25 Int.	540294	22-Mar-2002	752724	27-Jun-2002
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WILD ABOUT U-NECK	IN 25	342393	04-Aug-1998	589,511	30-Sep-1998
	YOUNG ATTITUDES	25 Int.	618710	10-Sep-2003	815221	26-Nov-2003
Moldova
	BODY NANCY GANZ	IN 25	014755	13-May-2004	12259	13-May-2004
	BODYSLIMMERS	IN 25	008645	19-May-1999	7223	29-Mar-2000
	BODYSLIMMERS NANCY GANZ	IN 25	008647	19-May-1999	7225	29-Mar-2000
	IN CONTROL	IN 25	008838	30-Aug-1999	7444	29-Jun-2000
	NANCY GANZ	IN 25	008646	19-May-1999	7224	29-Mar-2000
	WARNACO	IN 9, IN 16	005402	26-Apr-1996	5064	16-Sep-1997
	WARNACO	IN 25	005,185	26-Feb-1996	4815	14-Jul-1997
	WARNER’S IN CONTROL	IN 25	008839	30-Aug-1999	7445	29-Jun-2000
	WARNER’S MERRY WIDOW	IN 25	004646	23-Jun-1995	4276	09-Dec-1996
	YOUNG ATTITUDES	25 Int.		13-May-2004	12258	13-May-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Monaco
	BODYSLIMMERS	IN 25	20765	26-May-1999	99.20591	26-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	20767	26-May-1999	20593	26-May-1999
	IN CONTROL	IN 25	020958	21-Jul-1999	99.20777	21-Jul-1999
	NANCY GANZ	IN 25	20766	26-May-1999	99.20592	26-May-1999
	NANCYGANZ.COM	IN 35, IN 38, IN 42	18478	05-Jun-1997	97.18377	05-Jun-1997
	OLGA TREASURES	IN 25	16520	10-Aug-1995	95.16479	10-Aug-1995
	OLGA.COM	IN 35, IN 38, IN 42	18476	05-Jun-1997	97.18375	05-Jun-1997
	SECRET SHAPERS	IN 25	16875	02-Feb-1996	96.16814	15-Apr-1996
	STARKERS BY WARNER’S	IN 25	15993	27-Dec-1994
	WARNACO	IN 25	16877	02-Feb-1996	96.16816	15-Apr-1996
	WARNACO.COM	IN 35, IN 38, IN 42	18477	05-Jun-1997	97.18376	05-Jun-1997
	WARNER’S IN CONTROL	IN 25	020959	21-Jul-1999	99.20778	21-Jul-1999
	WARNER’S MERRY WIDOW	25 Int.	16403	27-Jun-1995	95.16343	27-Jun-1995
	WARNER’S NOTHING BUT CURVES	IN 25	021749	03-May-2000	021511	03-May-2000
Mongolia
	BODYSLIMMERS	IN 25	2958	17-Jun-1999	2828	11-Oct-1999
	BODYSLIMMERS NANCY GANZ	IN 25	2959	17-Jun-1999	2829	11-Oct-1999
	NANCY GANZ	IN 25	2960	17-Jun-1999	2830	11-Oct-1999
	NANCYGANZ.COM	IN 35, IN 38, IN 42	2912	07-May-1999
	OLGA	IN 25	1255	20-Jan-1994	1238	20-Jan-1994
	OLGA.COM	IN 35, IN 38, IN 42	2911	07-May-1999
	WARNACO	IN 16, IN 25, IN 38, IN 42	2930	24-May-1999
	WARNACO.COM	IN 35, IN 38, IN 42	2908	07-May-1999
	WARNER’S	IN 25	1254	20-Jan-1994	1237	20-Jan-1994
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Montserrat
	BODYSLIMMERS	Brit. 38	N/A		3142	21-Aug-2000
	BODYSLIMMERS NANCY GANZ	Brit. 38	N/A	21-Jun-2000	3143	21-Aug-2000
	MERRY WIDOW	NA 38	1910	26-Oct-1995	1910	26-Oct-1995
	NANCY GANZ	Brit. 38	N/A		3144	21-Aug-2000
	OLGA	IN 25			1767	26-Jan-1994
	WARNER’S (SCRIPT)	IN 38		29-Oct-1966	361	29-Oct-1966
	WARNER’S MERRY WIDOW	IN 25	1909	26-Oct-1995	1909	05-Mar-1996
Morocco
	BODY NANCY GANZ	IN 25	89911	07-Jan-2004	89911	07-Jan-2004
	BODYSLIMMERS	IN 25	89912	07-Jan-2004	89912	07-Jan-2004
	BODYSLIMMERS NANCY GANZ	IN 25	89913	07-Jan-2004	89913	07-Jan-2004
	OLGA	25 Int.	50,771	05-Mar-1993	50,771	05-Mar-1993
	WARNER’S	IN 25	50,772	05-Mar-1993	50,772	05-Mar-1993
	WARNER’S MERRY WIDOW	IN 25	56536	25-Apr-1995
	YOUNG ATTITUDES	25 Int.	89910	07-Jan-2004	89910	07-Jan-2004
Mozambique
	MERRY WIDOW	IN 25	00644/2000	10-Apr-2000
	OLGA	IN 25	00643/2000	10-Apr-2000
	WARNER’S	IN 25	00645/2000	10-Apr-2000
	WARNER’S MERRY WIDOW	IN 25	00646/2000	10-Apr-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Myanmar
	BODYSLIMMERS	IN 25		22-Jul-1999	IV/6481/2007	24-Sep-2007
	BODYSLIMMERS NANCY GANZ	IN 25			IV/6483/2007	24-Sep-2007
	NANCY GANZ	IN 25		29-Jul-1999	IV/6482/2007	24-Sep-2007
	OLGA	IN 25	IV/1774/1993	10-Jun-1993	IV/1774/1993	10-Jun-1993
	WARNACO	IN 25	460/2003	21-Jan-2003	460/2003	21-Jan-2003
	WARNACO	IN 16	2502	18-Jun-1996	2502	18-Jun-1996
	WARNACO	IN 9	2501	27-Jun-1996	2501	27-Jun-1996
	WARNER’S	IN 25	IV/1775/1993	10-Jun-1993	IV/1775/1993	10-Jun-1993
	WARNER’S GOLD	IN 9, IN 16, IN 25, NA 28	3887	18-Sep-1996	3887	18-Sep-1996
Namibia
	OLGA	IN 25	92/0922	08-Sep-1992	92/0922	16-Aug-1996
	WARNER’S	IN 25	92/0921	08-Sep-1992	92/0921	16-Aug-1996
Nepal
	OLGA	25 Int.			10704/052	11-Jun-1995
	WARNACO	IN 25			11472/053	07-Apr-1996
	WARNER’S	IN 25	N/A	11-Jun-1995	10702/052	11-Jun-1995
	WARNER’S GOLD	IN 28			16783/058	27-Jul-2001
	WARNER’S GOLD	IN 9			16784/058	27-Jul-2001
	WARNER’S GOLD	IN 16			163782/058	27-Jul-2001
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Netherlands Antilles
	BODYSLIMMERS	IN 25	D-475	16-Jun-1999	D-7804	27-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	D-474	16-Jun-1999	D-7806	27-Jul-1999
	NANCY GANZ	IN 25	D-473	16-Jun-1999	D-7805	27-Jul-1999
	OLGA	IN 25	D-422	07-Nov-1990	D-7799	16-Apr-1991
	WARNER’S	IN 25	N/A	01-Mar-1993	VD-300066	07-Jun-1993
New York
	SCOOP	IN 25		18-May-1999	R-29172	19-May-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
New Zealand
	BODY BEWARE	IN 25	293612	11-Jun-1998	293612	11-Jun-1998
	BODY BY NANCY GANZ	IN 25	675372	20-Mar-2003	675372	04-Mar-2003
	BODY NANCY GANZ	IN 25	702164	26-Sep-2003	702164	09-Apr-2003
	BODYSLIMMERS	IN 25	263,863	24-Jun-1996	263,863	24-Jun-1996
	BODYSLIMMERS NANCY GANZ	IN 25	310021	24-May-1999	310021	24-May-1999
	FLOWER CHARMS	IN 25	293608	11-Jun-1998	293608	11-Jun-1998
	NAKED LACE	IN 25	293601	11-Jun-1998	293601	11-Jun-1998
	NAKED STRIPES	IN 25	293607	11-Jun-1998	293607	11-Jun-1998
	NAKED TRUTH	IN 25	293611	11-Jun-1998	293611	11-Jun-1998
	NANCY GANZ	IN 25	263,864	24-Jun-1996	263,864	24-Jun-1996
	NOT SO INNOCENT NUDES	IN 25	293604	11-Jun-1998	293604	11-Jun-1998
	OLGA	IN 25,25 Int.	81,988	19-Aug-1966	B81,988	19-Aug-1966
	OLGA PIQUE	IN 25	293610	11-Jun-1998	293610	11-Jun-1998
	OLGA SIMPLY PERFECT	IN 25	293605	11-Jun-1998	293605	11-Jun-1998
	OLGA’S CHRISTINA	25 Int.	767691	01-May-2007	767691	01-May-2007
	SHEER HEAVEN	IN 25	293603	11-Jun-1998	293603	11-Jun-1998
	SUDDENLY SLIM	25 Int.	763463	14-Feb-2007
	THANE	IN 25	125,190	20-Sep-1978	B125,190	06-Mar-1981
	WARNACO	IN 42	261,401	24-Apr-1996	261,401	24-Apr-1996
	WARNACO	IN 25	261,399	24-Apr-1996	261,399	24-Apr-1996
	WARNACO	IN 38	261,400	24-Apr-1996	261,400	24-Apr-1996
	WARNACO	IN 16	262,067	10-May-1996	262,067	10-May-1996
	WARNER’S	IN 25	72,037	29-Oct-1969	72,037	29-Oct-1969
	WARNER’S GOLD	IN 28	263597	17-Jun-1996	263597	17-Jun-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S GOLD	IN 42	263598	17-Jun-1996	263598	17-Jun-1996
	WARNER’S GOLD	IN 25	263596	17-Jun-1996	263596	17-Jun-1996
	WARNER’S NOTHING BUT CURVES	IN 25	613496	01-May-2000	613496	14-Feb-2000
	WARNER’S SIMPLY PERFECT SATIN	IN 25	629646	21-Dec-2000	629646	21-Dec-2000
	YOUNG ATTITUDES	25 Int.	700999	05-Sep-2003	700999	05-Sep-2003
Nicaragua
	BODYSLIMMERS	IN 25	99-01794	07-Jun-1999	45244	22-Nov-2000
	BODYSLIMMERS NANCY GANZ	25 Int.	99-01795	07-Jun-1999	45,375 C.C.	29-Nov-2000
	NANCY GANZ	IN 25	99-01796	07-Jun-1999	45390	29-Nov-2000
	OLGA	IN 25	N/A	12-Apr-1991	20,735 C.C.	05-Dec-1991
	WARNER’S (SCRIPT)	IN 25			3698	24-Feb-1942
	WARNER’S NOTHING BUT CURVES	IN 25	2000/03163	17-May-2000	49,972 C.C.	20-Jul-2001
Nigeria
	OLGA	IN 25	TP.15162	04-Sep-1992
	WARNER’S	IN 25	TP.15161	04-Sep-1992	51255	04-Sep-1992
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Norway
	BELLY BUSTER	IN 25	98.06854	30-Jul-1998	194173	07-Nov-1998
	BODYSLIMMERS	IN 25	98.06851	30-Jul-1998	204364	31-Aug-2000
	BODYSLIMMERS NANCY GANZ	IN 25	99.04744	14-May-1999	204376	31-Aug-2000
	BUTT BOOSTER	IN 25	98.06855	30-Jul-1998	194174	07-Nov-1998
	CASUAL CONTROL	IN 24, IN 25	98.06858	30-Jul-1998	194177	07-Nov-1998
	ELEGANT CONTROL	IN 24, IN 25	98.06859	30-Jul-1998	194178	07-Nov-1998
	HIPSLIP	IN 25	98.06853	30-Jul-1998	194172	07-Nov-1998
	IN CONTROL	IN 25	199907918	06-Aug-1999	200156	29-Oct-1999
	NANCY GANZ	IN 25	98.06852	30-Jul-1998	194171	07-Nov-1998
	NIP TUCK & BOOST	IN 25	98.06856	30-Jul-1998	194175	07-Nov-1998
	OLGA	IN 25	68,063	20-Oct-1959	57,529	25-May-1961
	OLGA LACY LUXURIES	IN 25	95.5023	11-Aug-1995	202459	27-Apr-2000
	OLGA SHIMMER & SHINE	IN 25	95.5025	11-Aug-1995	202460	27-Apr-2000
	OLGA SHIMMERLACE	IN 25	96.0565	29-Jan-1996	202461	27-Apr-2000
	OLGA TREASURES	IN 25	95.5021	11-Aug-1995	202458	27-Apr-2000
	SATURDAY’S BRA	IN 25	200000135	06-Jan-2000	203393	22-Jun-2000
	SECRET SHAPERS	IN 25	96.0564	29-Jan-1996	184,064	07-Aug-1997
	THIGHSLIMMER	IN 25	98.06860	30-Jul-1998
	WARNACO	IN 25	96.0220	12-Jan-1996	180,063	20-Feb-1997
	WARNER’S (SCRIPT)	25 Int.		08-Jan-1946	33727	09-Jan-1947
	WARNER’S GUARANTEED COMFORT	IN 25	98.03052	06-Apr-1998	193417	09-Oct-1998
	WARNER’S IN CONTROL	IN 25	199907917	06-Aug-1999	200155	29-Oct-1999
	WARNER’S NOTHING BUT CURVES	IN 25	200005465	10-May-2000	205502	02-Nov-2000
	WILD ABOUT U-NECK	IN 25	98.06857	30-Jul-1998	194176	07-Nov-1998
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Oman
	BODYSLIMMERS	IN 25	20162	17-May-1999	20162	09-Mar-2004
	BODYSLIMMERS NANCY GANZ	IN 25	20163	17-May-1999	20163	09-Mar-2004
	NANCY GANZ	IN 25	20164	17-May-1999	20164	09-Mar-2004
	NANCYGANZ.COM	IN 35	15747	18-May-1997
	NANCYGANZ.COM	IN 38	15748	18-May-1997
	NANCYGANZ.COM	IN 42	15749	18-May-1997
	OLGA	25 Int.	7491	27-Sep-1992	7491	24-Mar-2003
	OLGA.COM	IN 35	15750	18-May-1997
	OLGA.COM	IN 42	15752	18-May-1997
	OLGA.COM	IN 38	15751	18-May-1997
	OLGA’S CHRISTINA	25 Int.	41139	13-Aug-2006	41139	19-May-2007
	WARNACO	IN 25	13366	23-Apr-1996	13366	11-Jan-2003
	WARNACO	IN 42	13368	23-Apr-1996	13368	22-Jan-2002
	WARNACO.COM	IN 38	15760	18-May-1997
	WARNACO.COM	IN 35	15759	18-May-1997
	WARNACO.COM	IN 42	15761	18-May-1997
	WARNER’S	IN 25	3144	29-Oct-1989	3144	14-Jan-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Pakistan
	BODYSLIMMERS	IN 25	155118	14-May-1999	155118	14-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	155119	14-May-1999	155119	14-May-1999
	NANCY GANZ	IN 25	155117	14-May-1999	155117	14-May-1999
	OLGA	IN 25	119,100	06-Apr-1993	119100	13-Feb-1993
	WARNACO	IN 16	135,332	21-Apr-1996	135,332	21-Apr-1996
	WARNACO	IN 25	132636	01-Nov-1995	132636	01-Nov-1995
	WARNACO	IN 9	135,334	21-Apr-1996	135,334	21-Apr-1996
	WARNER’S	IN 25	119101	13-Feb-1993	119101	13-Feb-1993
	WARNER’S GOLD	IN 9	136273	16-Jun-1996	136273	16-Jun-1996
	WARNER’S GOLD	IN 25	136271	16-Jun-1996	136271	16-Jun-1996
	WARNER’S MERRY WIDOW	IN 25	130922	27-Sep-1995
	WARNER’S NOTHING BUT CURVES	IN 25	162539	01-May-2000
Panama
	BODY NANCY GANZ	25 Int.	131240	09-Oct-2003	131240 01	09-Oct-2003
	BODYSLIMMERS	IN 25	100631	18-May-1999	100631	18-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	100632	18-May-1999	100632	18-May-1999
	NANCY GANZ	25 Int.	100633	18-May-1999	100633	18-May-1999
	OLGA	IN 25			21,309	03-Mar-1977
	WARNER’S (SCRIPT)	25 Int.			107	04-Mar-1942
	WARNER’S NOTHING BUT CURVES	IN 25	107174	11-May-2000	107174	11-May-2000
	YOUNG ATTITUDES	25 Int.	131736-01	07-Nov-2003	131736-01	07-Nov-2003
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Papua New Guinea
	NANCYGANZ.COM	IN 42	60858	13-Feb-1998	A 60,858	15-Oct-1997
	OLGA	25 Int.	57611	02-Mar-1993	57611	02-Mar-1993
	WARNACO	IN 16	60018	20-Jan-1997	A60018	20-Jan-1997
	WARNACO	IN 42	60021	20-Jan-1997	A60021	20-Jan-1997
	WARNACO	IN 38	60020	20-Jan-1997	A60020	20-Jan-1997
	WARNACO	IN 25	60019	20-Jan-1997	A60019	20-Jan-1997
	WARNACO.COM	IN 42	60854	13-Feb-1998	A 60,854	15-Oct-1997
	WARNER’S	IN 25	57612	02-Mar-1993	B57612	02-Mar-1993
Paraguay
	BODYSLIMMERS	IN 25	9558-1999	14-May-1999	221675	12-Jan-2000
	BODYSLIMMERS NANCY GANZ	IN 25	09555/1999	14-May-1999	223174	03-Mar-2000
	NANCY GANZ	IN 25	09556-1999	14-May-1999	223175	03-Mar-2000
	OLGA	IN 25	3438	01-Apr-1991	148,834	22-Aug-1991
	WARNER’S (SCRIPT)	03 Int.	109,656	21-Nov-1983	175,096	25-Jun-1984
	WARNER’S (SCRIPT)	25 Int.			172,713	25-Jun-1984
	WARNER’S (SCRIPT)	26 Int.	109,659	21-Nov-1983	175,097	25-Jun-1984
	WARNER’S NOTHING BUT CURVES	IN 25	10116-2000	04-May-2000	235954	07-Jun-2001
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Peru
	BELLY BUSTER	IN 25	067185	24-Jul-1998	49459	13-Oct-1998
	BODY NANCY GANZ	25 Int.	192597	09-Oct-2003	94594	03-Feb-2004
	BODYSATIONAL	IN 25	049899	16-Oct-1997	42492	12-Jan-1998
	BODYSLIMMERS	IN 25	067181	24-Jul-1998	49455	13-Oct-1998
	BODYSLIMMERS NANCY GANZ	IN 25	084437	17-May-1999	58459	22-Oct-1999
	BUTT BOOSTER	IN 25	067190	24-Jul-1998	49423	09-Oct-1998
	CASUAL CONTROL	IN 24	067180	24-Jul-1998	49454	13-Oct-1998
	CASUAL CONTROL	IN 25	067189	24-Jul-1998	49422	09-Oct-1998
	DELICATE PLEASURES	IN 25	029914	13-Jan-1997	35223	25-Apr-1997
	ELEGANT CONTROL	IN 25	067188	24-Jul-1998	49421	09-Oct-1998
	ELEGANT CONTROL	IN 24	067184	24-Jul-1998	49458	13-Oct-1998
	FLORAL LITES	IN 25	029916	13-Jan-1997	34891	09-Apr-1997
	FLOWERING LACE	IN 25	029915	13-Jan-1997	34890	09-Apr-1997
	HIPSLIP	IN 25	067182	24-Jul-1998	49456	13-Oct-1998
	ICE FLOWERS	IN 25	25660	13-Nov-1996	34598	31-Mar-1997
	JUST YOUR FIT	IN 25	049898	16-Oct-1997	44396	24-Mar-1998
	LACE DRESSING	IN 25	010283	10-May-1996	28365	19-Aug-1996
	NANCY GANZ	IN 25	067183	24-Jul-1998	49457	13-Oct-1998
	NIP TUCK & BOOST	IN 25	067186	24-Jul-1998	49419	09-Oct-1998
	NOT SO INNOCENT NUDES	IN 25	017850	07-Aug-1996	30552	31-Oct-1996
	OLGA	25 Int.	209,481	24-Sep-1992	100,865	24-Dec-1992
	OLGA TREASURES	IN 25	271,422	15-Jun-1995	19176	05-Sep-1995
	SECRET SHAPERS	IN 25	002959	08-Feb-1996	25215	17-Apr-1996
	SUDDENLY SHAPELY	IN 25	010284	10-May-1996	28366	19-Aug-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	THE END!	IN 25	010280	10-May-1996	28362	19-Aug-1996
	THIGHSLIMMER	IN 25	067191	24-Jul-1998	49424	09-Oct-1998
	WARNER’S	IN 25		06-Dec-1957	18331	06-Dec-1957
	WARNER’S NOTHING BUT CURVES	IN 25	105561	04-May-2000	65871	31-Aug-2000
	WILD ABOUT U-NECK	IN 25	067187	24-Jul-1998	49420	09-Oct-1998
	YOUNG ATTITUDES	25 Int.	192888	14-Oct-2003	94321	23-Jan-2004
Philippines
	BODYSLIMMERS	IN 25	4-2007-00458	07-May-2007
	BODYSLIMMERS NANCY GANZ	IN 25	4-2007-00458	07-May-2007
	GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	109751	15-Jul-1996
	JUST YOUR FIT	IN 25	04-2004-0085	14-Sep-2004	04-2004-0085	10-Nov-2005
	LACY LUXURIES	IN 25	109750	15-Jul-1996
	MY SKIN	IN 25	04-2004-0085	14-Sep-2004	4-2004-00852	16-Dec-2005
	NANCYGANZ.COM	IN 35, IN 38, IN 42	4-1998-05792	03-Aug-1998
	OLGA	25 Int.	04-2007-0129	21-Nov-2007
	OLGA.COM	IN 35, IN 38, IN 42	4-1998-05786	03-Aug-1998
	OLGA’S CHRISTINA	25 Int.	4-2006-01019	14-Sep-2006	4-2006-01019	09-Apr-2007
	SECRET SHAPERS	IN 25	109749	15-Jul-1996
	WARNACO	IN 25	105,054	04-Jan-1996	4-1996-10740	12-Jul-2000
	WARNER’S	IN 25	4-2004-00037	23-Apr-2004	4-2004-00037	16-Jul-2006
	WARNER’S MERRY WIDOW	IN 25	109832	18-Jul-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Poland
	BODYSLIMMERS	IN 25	Z-214493	29-Feb-2000	147167	29-Feb-2000
	BODYSLIMMERS NANCY GANZ	IN 25	Z-214494	29-Feb-2000	147168	29-Feb-2000
	NANCY GANZ	IN 25	Z-214492	29-Feb-2000	147166	29-Feb-2000
	OLGA	25 Int.	Z-91177	31-May-1990	68306	15-Jan-1993
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNACO	IN 25	Z-155.220	15-Jan-1996	105959	15-Jan-1996
	WARNER’S	IN 25, 25 Int.	Z-91176	31-May-1990	68305	18-Feb-1993
Portugal
	BACK TO NATURE	IN 25	301,433	23-Jun-1994	301,433	07-Jul-1995
	NOT SO INNOCENT NUDES	IN 25	305,639	30-Nov-1994	305,639	11-Oct-1995
	OLGA	IN 25	281,598	24-Mar-1992	281,598	30-Nov-1993
	OLGA (STYLIZED)	25 Int.	137,777	18-Aug-1966	137,777	11-Nov-1967
	SECRET SHAPERS	IN 25	315.413	13-Feb-1996	315413	23-Feb-1999
	WARNACO	IN 25	279,720	14-Jan-1992	279,720	21-Oct-1993
	WARNER’S	IN 25	251,010	04-Nov-1988	251,010	02-Jul-1992
	WARNER’S (SCRIPT)	IN 25	185,116	14-Feb-1974	185,116	20-Jul-1981
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Puerto Rico
	BODYSLIMMERS	IN 25	N/A	07-Jul-1999	45,615	07-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	N/A	07-Jul-1999	45,692	07-Jul-2000
	GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	N/A	24-Nov-1997
	NANCY GANZ	IN 25	N/A	07-Jul-1999	45,691	07-Jul-1999
	OLGA	25 Int.	32,683	29-Jul-1993	32,683	29-Jul-1993
	OLGA TREASURES	IN 25	37,780	23-Jan-1996	37,780	23-Jan-1996
	SECRET SHAPERS	IN 25	38,293	19-Apr-1996
	WARNER’S	IN 25	24,086	24-Nov-1981	24,086	01-Apr-1982
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Qatar
	BODYSLIMMERS	IN 25	20690	16-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	20692	16-May-1999
	NANCY GANZ	IN 25	20691	16-May-1999
	NANCYGANZ.COM	IN 38	18309	14-Mar-1998
	NANCYGANZ.COM	IN 42	18310	14-Mar-1998
	NANCYGANZ.COM	IN 35	18308	14-Mar-1998
	OLGA	IN 25	8608	04-Mar-1991	8608	12-Oct-1996
	OLGA.COM	IN 42	18313	14-Mar-1998
	OLGA.COM	IN 35	18311	14-Mar-1998
	OLGA.COM	IN 38	18312	14-Mar-1998
	OLGA’S CHRISTINA	25 Int.	40975	20-Aug-2006
	WARNACO	38 Int.	14961	21-Apr-1996	14961	20-Oct-2003
	WARNACO	42 Int.	14962	21-Apr-1996	14962	20-Oct-2003
	WARNACO	25 Int.	14960	21-Apr-1996	14960	20-Oct-2003
	WARNACO	16 Int.	14959	21-Apr-1996	14959	21-Apr-1996
	WARNACO.COM	IN 42	18322	14-Mar-1998
	WARNACO.COM	IN 35	18320	14-Mar-1998
	WARNACO.COM	IN 38	18321	14-Mar-1998
	WARNER’S	25 Int.	3648	25-Jun-1983	3648	28-Feb-1989
	WARNER’S MERRY WIDOW	IN 25	13198	15-Apr-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Romania
	BODY NANCY GANZ	IN 25	M 2004 00005	05-Jan-2004	60294	05-Jan-2004
	BODYSLIMMERS	IN 25	54726	08-Jun-1999	39651	08-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	54728	08-Jun-1999	39653	08-Jun-1999
	IN CONTROL	IN 25	55188	23-Jul-1999	40801	23-Jul-1999
	NANCY GANZ	25 Int.	54727	08-Jun-1999	39652	08-Jun-1999
	OLGA	IN 25	21899	13-Jun-1990
	WARNACO	IN 25	39922	24-Jun-1996	28053	24-Jun-1996
	WARNER’S	25 Int.	21898	13-Jun-1990	16400	06-Aug-1992
	WARNER’S IN CONTROL	IN 25	55189	23-Jul-1999	39692	23-Jul-1999
	WARNER’S NOTHING BUT CURVES	IN 25	M2000/00261	08-Jun-2000	42930	08-Jun-2000
	WARNER’S YOUNG ATTITUDES	25 Int.	M2005 02048	24-Feb-2005	67297	24-Feb-2005
Russian Federation
	BODY NANCY GANZ	IN 25	2003725578	24-Dec-2003	292705	20-Jul-2005
	BODYSLIMMERS	IN 25	99707601	24-May-1999	197,118	06-Dec-2000
	BODYSLIMMERS NANCY GANZ	IN 25	99707789	24-May-1999	193706	04-Sep-2000
	IN CONTROL	IN 25	99711561	22-Jul-1999
	NANCY GANZ	IN 25	99707683	24-May-1999	194655	29-Sep-2000
	OLGA & DESIGN	IN 25	99716871	18-Oct-1999	260138	09-Dec-2003
	WARNACO	IN 16, IN 38, IN 42	96705345	24-Apr-1996	154384	30-Jun-1997
	WARNACO	IN 25	96700422	16-Jan-1996	150,901	14-Mar-1997
	WARNER’S	IN 25	123,537	21-Jun-1990	94232	25-Feb-1991
	WARNER’S IN CONTROL	IN 25	99711528	22-Jul-1999	196838	22-Nov-2000
	YOUNG ATTITUDES	25 Int.	2003725579	24-Dec-2003	285037	24-Mar-2005
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Rwanda
	OLGA	IN 25			3573/ERK	24-Mar-1993
	WARNER’S	IN 25			3692/ERK	18-Nov-1993
	WARNER’S MERRY WIDOW	IN 25			3829/FRK	14-Jul-1995
Saudi Arabia
	BODYSLIMMERS	25 Int.	50123	18-Jul-1999	550/60	22-Aug-2000
	BODYSLIMMERS NANCY GANZ	25 Int.	50125	18-Jul-1999	547/85	08-Aug-2000
	NANCY GANZ	25 Int.	50124	18-Jul-1999	547/84	08-Aug-2000
	NANCYGANZ.COM	IN 42	39516	29-Jun-1997	448/40	06-Oct-1998
	NANCYGANZ.COM	IN 38	39499	28-Jun-1997	448/39	06-Oct-1998
	NANCYGANZ.COM	IN 35	39498	28-Jun-1997	481/88	22-Jun-1999
	OLGA	25 Int.	13361	07-Apr-1991	244/33	01-Dec-1991
	OLGA’S CHRISTINA	25 Int.	108563	12-Aug-2006	935/38	02-Aug-2007
	WARNACO	IN 25	34012	15-May-1996	403/92	20-May-1997
	WARNACO	IN 35	34014	15-May-1996	403/94	20-May-1997
	WARNACO	IN 38	34013	15-May-1996	403/93	20-May-1997
	WARNACO	IN 16	34011	15-May-1996	403/91	20-May-1997
	WARNACO.COM	IN 35	39584	30-Jun-1997	456/51	06-Jan-1999
	WARNACO.COM	IN 38	39585	30-Jun-1997	448/46	06-Oct-1998
	WARNACO.COM	IN 42	39586	30-Jun-1997	478/12	24-May-1999
	WARNER’S	25 Int.	2532	13-Feb-1984	152/18	29-Jun-1986
	WARNER’S NOTHING BUT CURVES	IN 25	64736	28-May-2000	615/28	05-Feb-2002
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Serbia (Old Code)
	BODY NANCY GANZ	IN 25	Z-1715/03	26-Dec-2003
	BODYSLIMMERS	IN 25	Z-81/04	29-Jan-2004
	BODYSLIMMERS NANCY GANZ	IN 25	Z-82/04	29-Jan-2004	49774	30-Dec-2005
	IN CONTROL	IN 25	Z-478/99	13-Aug-1999
	NANCY GANZ	IN 25	Z-305/99	14-May-1999
	OLGA	IN 25	Z-804/90	22-May-1990	35532	20-Dec-1990
	WARNACO	IN 25	Z 281/96	28-Feb-1996	41597	07-Aug-1999
	WARNER’S	IN 25	Z-805/90	22-May-1990	35533	20-Dec-1990
	WARNER’S IN CONTROL	IN 25	Z-479/99	13-Aug-1999
	YOUNG ATTITUDES	25 Int.	Z-1714/03	26-Dec-2003
Seychelles
	WARNER’S MERRY WIDOW	IN 25	230/95	16-Aug-1995	3845	04-Jul-1996
Sierra Leone
	OLGA	NA 38	13634	09-Sep-1992	13634	05-Sep-1995
	WARNER’S	NA 38	13635	09-Sep-1992	13635	05-Sep-1995
	WARNER’S MERRY WIDOW	NA 38	14176	20-Jun-1995	14176	20-Jun-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Singapore
	BODYSLIMMERS NANCY GANZ	IN 25	T99/05106E	19-May-1999	T99/05106E	19-May-1999
	NANCY GANZ	IN 25	T99/05107C	19-May-1999	T99/05107C	19-May-1999
	OLGA	25 Int.	3684/86	19-Aug-1986	3684/86	19-Aug-1986
	OLGA LACY LUXURIES	IN 25	7099/95	02-Aug-1995	T95/07099E	02-Aug-1995
	OLGA TREASURES	IN 25	7096/95	02-Aug-1995	7096/95	02-Aug-1995
	SECRET SHAPERS	IN 25	1302/96	05-Feb-1996
	WARNACO	IN 38	3906/96	19-Apr-1996	3906/96	19-Apr-1996
	WARNACO	IN 16	3905/96	19-Apr-1996	3905/96	19-Apr-1996
	WARNACO	IN 35	T07/22934B	04-Dec-2007	T07/22934B	04-Dec-2007
	WARNACO	IN 25	10695/95	08-Nov-1995	10695/95	08-Nov-1995
	WARNACO	IN 42	3907/96	19-Apr-1996	T96/03907B	19-Apr-1996
	WARNACO.COM	IN 38	5965/97	23-May-1997	T97/05965D	23-May-1997
	WARNACO.COM	IN 35	5964/97	23-May-1997	T97/05964F	23-May-1997
	WARNACO.COM	IN 42	5966/97	23-May-1997	T97/05966B	23-May-1997
	WARNER’S (SCRIPT)	IN 25	T86/03682H	19-Aug-1986	T86/03682H	19-Aug-1986
	WARNER’S NO CLING EVER!	IN 25	7098/95	02-Aug-1995	T95/07098G	02-Aug-1995
	WARNER’S NOTHING BUT CURVES	IN 25	T00/07320G	04-May-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Slovakia
	BODYSLIMMERS	IN 25	POZ1451-99	07-Jun-1999	194719	16-Mar-2001
	BODYSLIMMERS NANCY GANZ	IN 25	POZ1453-99	07-Jun-1999	194721	16-Mar-2001
	NANCY GANZ	25 Int.	POZ1452-99	07-Jun-1999	194720	16-Mar-2001
	OLGA	IN 25	N/A	09-Jun-1987	167483	15-Dec-1989
	WARNACO	IN 25	POZ0156-96	19-Jan-1996	183424	11-Dec-1998
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNER’S	IN 25	N/A	09-Jun-1987	167,381	20-Sep-1989
	WARNER’S NOTHING BUT CURVES	IN 25	POZ1394200	12-May-2000
Slovenia
	BODYSLIMMERS	25 Int.	Z-9970639	21-May-1999	9970639	12-Jul-2000
	BODYSLIMMERS NANCY GANZ	25 Int.	Z-9970637	21-May-1999	9970637	26-May-2000
	IN CONTROL	IN 25	Z-9971010	18-Aug-1999	9971010	08-Jun-2000
	NANCY GANZ	25 Int.	Z-9970638	21-May-1999	9970638	26-May-2000
	OLGA	IN 25	Z-9370528	17-Jun-1993	9,370,528	15-Sep-1994
	WARNACO	25 Int.	Z-9670373	13-Mar-1996
	WARNER’S	IN 25	Z-9370529	17-Jun-1993	93705329	15-Sep-1994
	WARNER’S IN CONTROL	IN 25	Z-9971009	18-Aug-1999	9971009	08-Jun-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
South Africa
	BODYSLIMMERS	IN 25	99/10423	11-Jun-1999	99/10423	11-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	99/10425	11-Jun-1999	99/10425	11-Jun-1999
	NANCY GANZ	IN 25	99/10424	11-Jun-1999	99/10424	11-Jun-1999
	OLGA	25 Int.	92/7273	31-Aug-1992	92/7273	31-Aug-1992
	WARNER’S	IN 25	69/2579	09-Jun-1969	B69/2579	02-Jun-1970
	WARNER’S	25 Int.	74/3651	16-Jul-1974	B74/3651	03-Oct-1975
	WARNER’S (SCRIPT)	IN 25	827/24	27-Aug-1924	827/24	24-Jun-1925
	WARNER’S NOTHING BUT CURVES	IN 25	2000/08243	03-May-2000	2000/08243	24-Aug-2005
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Spain
	BACK TO NATURE	IN 25	1,907,958	10-Jun-1994	1,907,958	05-Jan-1995
	OLGA	IN 42	1,983,220	01-Sep-1995
	OLGA	IN 26	1,983,219	01-Sep-1995	1,983,219	20-Jan-1997
	OLGA	IN 18	1,983,217	01-Sep-1995	1,983,217	20-Jan-1997
	OLGA	IN 3	1,983,215	01-Sep-1995	1,983,215	24-Mar-1999
	OLGA	IN 16	1,983,216	01-Sep-1995	1,983,216	05-Dec-1996
	OLGA	IN 25	1,197,867	05-Jun-1987	1,197,867	05-Nov-1990
	OLGA	IN 24	1,983,218	01-Sep-1995	1,983,218	20-Jan-1997
	OLGA	25	896,791	02-Jan-1979	896,791	05-Jul-1979
	OLGA	35 Int.	2,140,108	02-Feb-1998	2,140,108	21-Jan-2000
	OLGA BARE-IS-BACK!	IN 25	1,983,192	01-Sep-1995	1,983,192	05-Dec-1996
	OLGA BY WARNACO	IN 42	1,983,227	01-Sep-1995	1,983,227	07-Oct-1996
	OLGA BY WARNACO	IN 18	1,983,223	01-Sep-1995	1,983,223	05-Dec-1996
	OLGA BY WARNACO	IN 24	1,983,224	01-Sep-1995	1,983,224	05-Dec-1996
	OLGA BY WARNACO	IN 25	1,983,225	01-Sep-1995	1,983,225	05-Dec-1996
	OLGA BY WARNACO	IN 16	1,983,222	01-Sep-1995	1,983,222	05-Dec-1996
	OLGA BY WARNACO	IN 3	1,983,221	01-Sep-1995	1,983,221	05-Dec-1996
	OLGA BY WARNACO	IN 26	1,983,226	01-Sep-1995	1,983,226	05-Dec-1996
	OLGA CULTURED PEARLS	IN 25	1,983,195	01-Sep-1995	1,983,195	05-Dec-1996
	OLGA FEMENINA	IN 16	1,983,209	01-Sep-1995	1,983,209	05-Dec-1996
	OLGA FEMENINA	IN 26	1,983,213	01-Sep-1995	1,983,213	05-Dec-1996
	OLGA FEMENINA	IN 25	1,983,212	01-Sep-1995	1,983,212	20-Jan-1997
	OLGA FEMENINA	IN 18	1,983,210	01-Sep-1995	1,983,210	20-Jan-1997
	OLGA FEMENINA	IN 42	1,983,214	01-Sep-1995	1,983,214	07-Oct-1996
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	OLGA FEMENINA	IN 3	1,983,208	01-Sep-1995	1,983,208	05-Dec-1996
	OLGA FEMENINA	IN 24	1,983,211	01-Sep-1995	1,983,211	20-Jan-1997
	OLGA FLAME	IN 25	1,983,194	01-Sep-1995	1,983,194	05-Dec-1996
	OLGA HOLIDAY HOLOGRAM	IN 25	1,983,193	01-Sep-1995	1,983,193	05-Dec-1996
	OLGA LACE TEXTURES	IN 25	1,983,231	01-Sep-1995	1,983,231	05-Dec-1996
	OLGA SATIN DIMENSIONS	IN 25	1,983,230	01-Sep-1995	1,983,230	05-Dec-1996
	OLGA SATIN SHADOWS	IN 25	1,983,229	01-Sep-1995	1,983,229	05-Dec-1996
	OLGA SCOOP	IN 25	1,983,197	01-Sep-1995	1,983,197	05-Dec-1996
	OLGA SECRET SHAPERS	IN 25	1,983,196	01-Sep-1995	1,983,196	05-Dec-1996
	OLGA SENSUOUS SOLUTION	IN 25	1,983,228	01-Sep-1995	1,983,228	05-Dec-1996
	OLGA TAILORED SHEERS	IN 25	1,983,198	01-Sep-1995	1,983,198	05-Dec-1996
	OLGA WONDER WEAR	IN 25	1,983,199	01-Sep-1995	1,983,199	05-Dec-1996
	OLGA-BRIGHTS	IN 25	1,983,200	01-Sep-1995	1,983,200	05-Dec-1996
	OLGALACE	IN 25	1,983,232	01-Sep-1995	1,983,232	05-Dec-1996
	OLGA-LITES	IN 25	1,983,201	01-Sep-1995	1,983,201	05-Dec-1996
	OLGALON	IN 25	1,983,191	01-Sep-1995	1,983,191	05-Dec-1996
	OLGA-PETITES	IN 25	1,983,233	01-Sep-1995	1,983,233	05-Dec-1996
	OLGA’S CHRISTINA	IN 16	1,983,203	01-Sep-1995	1,983,203	05-Dec-1996
	OLGA’S CHRISTINA	IN 3	1,983,202	01-Sep-1995	1,983,202	05-Dec-1996
	OLGA’S CHRISTINA	IN 18	1,983,204	01-Sep-1995	1,983,204	05-Dec-1996
	OLGA’S CHRISTINA	IN 26	1,983,207	01-Sep-1995	1,983,207	05-Dec-1996
	OLGA’S CHRISTINA	IN 25	1,983,206	01-Sep-1995	1,983,206	05-Dec-1996
	OLGA’S CHRISTINA	IN 24	1,983,205	01-Sep-1995	1,983,205	05-Dec-1996
	W WITH WARNER’S & STAR DESIGN	IN 25	932,285	08-Feb-1980	932,285	05-Mar-1981
	WARNACO	IN 25	1,677,874	14-Jan-1992	1,677,874	05-Oct-1992
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S (SCRIPT)	25 Int., 26 Int.	63,092	05-Apr-1926	63,092	03-Feb-1927
	WARNER’S INVISIBLES	IN 25	1,921,785	19-Sep-1994	1,921,785	19-Sep-1994
	WARNER’S NOT SO INNOCENT NUDES	IN 25	1,906,290	01-Jun-1994	1,906,290	05-Dec-1994
	WARNER’S NOTHING BUT CURVES	IN 25	2335455	26-Jul-2000
Sri Lanka
	BODYSLIMMERS	IN 25	92863	21-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	92864	21-May-1999
	NANCY GANZ	IN 25	92865	21-May-1999	92865	21-May-1999
	NANCYGANZ.COM	IN 42	83377	29-May-1997	83377	29-May-1997
	NANCYGANZ.COM	IN 38	83376	29-May-1997
	NANCYGANZ.COM	IN 35	83375	29-May-1997
	OLGA	IN 25	65245	06-Nov-1992	65245	26-Mar-1996
	OLGA.COM	IN 35	83372	29-May-1997
	0LGA.COM	IN 38	83373	29-May-1997
	WARNACO	IN 25	76511	15-Nov-1995	76511	15-Nov-1995
	WARNACO	IN 42	78689	16-May-1996	78689	16-May-1996
	WARNACO	IN 38	78690	16-May-1996	78690	16-May-1996
	WARNACO	IN 16	78691	16-May-1996	78691	16-May-1996
	WARNACO.COM	IN 42	83380	29-May-1997
	WARNACO.COM	IN 38	83379	29-May-1997	83379	29-May-1997
	WARNACO.COM	IN 35	83378	29-May-1997
	WARNER’S	25 Int.	65225	04-Nov-1992	65225	29-Jan-1996
	WARNER’S GOLD	IN 28	79353	09-Jul-1996
	WARNER’S NOTHING BUT CURVES	IN 25	97830	15-May-2000
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
St. Kitts and Nevis
	BODYSLIMMERS	NA 38	4913	14-Jun-1999	4913	14-Jun-1999
	NANCY GANZ	NA 38	4911	14-Jun-1999	4911	14-Jun-1999
	NANCY GANZ AND BODYSLIMMERS	NA 38	4912	14-Jun-1999	4912	14-Jun-1999
	OLGA	NA 38		01-Mar-1993	4068	01-Mar-1993
	WARNER’S	NA 38	2001	31-Oct-1966	2001	18-Apr-1967
St. Lucia
	BODYSLIMMERS	IN 25	184/1999	14-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	185/1999	14-May-1999
	NANCY GANZ	IN 25	186/1999	14-May-1999
	WARNER’S	NA 38	87/1966	02-Dec-1966	87/1966	04-Jan-1968
St. Vincent and the Grenadines
	OLG	IN 25			80/1993	05-Oct-1993
	WARNER’S	NA 38		19-May-1924	29/1966	01-Sep-1966
Sudan
	NANCYGANZ.COM	IN 42	25898	31-May-1997	25898	31-May-1997
	NANCYGANZ.COM	IN 38	25897	31-May-1997	25897	31-May-1997
	NANCYGANZ.COM	IN 35	25896	31-May-1997	25896	31-May-1997
	OLGA	IN 25	23,324	07-Sep-1992	23,324	12-Feb-1996
	WARNACO.COM	IN 42	25910	31-May-1997	25910	31-May-1997
	WARNACO.COM	IN 35	25908	31-May-1997	25908	31-May-1997
	WARNACO.COM	IN 38	25909	31-May-1997	25909	31-May-1997
	WARNER’S	IN 25	23,325	07-Sep-1992	23,325	03-Dec-1995
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Suriname
	BODYSLIMMERS	IN 25	N/A	13-Jul-1999	16305	15-Nov-1999
	BODYSLIMMERS NANCY GANZ	IN 25	N/A	13-Jul-1999	16303	11-May-2000
	NANCY GANZ	IN 25	N/A	13-Jul-1999	16304	13-Jul-1999
	OLGA	25 Int.			13615	23-Mar-1993
	WARNER’S	IN 25			13616	23-Mar-1993
Sweden
	OLGA	25 Int.	3387/1959	20-Oct-1959	90,759	18-Nov-1960
	OLGA LACY LUXURIES	IN 25	95-12550	01-Nov-1995	328,436	23-Oct-1998
	OLGA TREASURES	IN 25	95-07602	30-Jun-1995	309,890	08-Mar-1996
	SECRET SHAPERS	IN 25	96.00927	29-Jan-1996	313,507	24-May-1996
	WARNACO	IN 16, IN 38, IN 35, IN 42	96-04188	19-Apr-1996	319,028	01-Nov-1996
	WARNACO	IN 25	96-00394	15-Jan-1996	316,401	23-Aug-1996
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998
	WARNER’S & DESIGN	IN 25	77-3403	26-Jul-1977	162,281	10-Feb-1978
	WARNER’S (SCRIPT)	25 Int.	N/A	19-Dec-1952	76,260	02-Jul-1954
	WARNER’S GUARANTEED COMFORT	IN 25	97-00381	15-Jan-1997	328,840	13-Nov-1998
	WARNER’S NOTHING BUT CURVES	IN 25	00-03620	08-May-2000	346846	08-Jun-2001
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Switzerland
	ADRIENNE FOR SW1	IN 25	2953	13-Jun-1994	P 272,333	25-Oct-1974
	BELLY BUSTER	IN 25	06172/1998	28-Jul-1998	456,438	23-Nov-1998
	BODYSLIMMERS NANCY GANZ	IN 25	04206/1999	12-May-1999	467 004	12-Nov-1999
	CASUAL CONTROL	IN 24, IN 25	06176/1998	28-Jul-1998	457 945	18-Jan-1999
	ELEGANT CONTROL	IN 24, IN 25	06177/1998	28-Jul-1998	456,440	23-Nov-1998
	HIPSLIP	IN 25	06171/1998	28-Jul-1998	473322	15-Jun-2000
	IN CONTROL	IN 25	06071/1999	09-Jul-1999	467 654	14-Dec-1999
	NANCY GANZ	IN 25	06170/1998	28-Jul-1998	456,436	23-Nov-1998
	NIP TUCK & BOOST	IN 25	06174/1998	28-Jul-1998	456,439	23-Nov-1998
	OLGA	25 Int.	1370	25-Mar-1995	276,968	05-Aug-1975
	OLGA TREASURES	IN 25	8216/1995.6	13-Jun-1995	430,645	12-Nov-1996
	OLGALACE	IN 25	484/1993.0	21-Jan-1993	403,231	31-Aug-1993
	SECRET SHAPERS	IN 25	560/1996	29-Jan-1996	437,652	27-Mar-1997
	THIGHSLIMMER	25	06178/1998	28-Jul-1998	471605	26-Apr-2000
	WARNACO	IN 25	3946/1997	21-May-1997	449,505	25-Feb-1998
	WARNACO.COM	IN 35, IN 38, IN 42	3823/1997	15-May-1997	465 699	11-Oct-1999
	WARNER’S	IN 9, IN 25	4683	18-Sep-1994	273,871	16-Jan-1975
	WARNER’S (SCRIPT)	25 Int.	5896	16-Nov-1972	402,800	16-Dec-1952
	WARNER’S GUARANTEED COMFORT	IN 25	9573/1995.2	12-May-1997	441,469	28-May-1997
	WARNER’S IN CONTROL	IN 25	06070/1999	09-Jul-1999	467 653	14-Dec-1999
	WARNER’S NOTHING BUT CURVES	IN 25	07084/2000	14-Jun-2000	478474	15-Nov-2000
	WILD ABOUT U-NECK	IN 25	06175/1998	28-Jul-1998	458 204	27-Jan-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Taiwan
	BODY NANCY GANZ	IN 25	092057743	29-Sep-2003	1109069	01-Jul-2004
	BODYSLIMMERS	25 Int.	88-029342	15-Jun-1999	931785	16-Feb-2001
	BODYSLIMMERS NANCY GANZ	IN 25	88-029341	15-Jun-1999	926099	16-Jan-2001
	LEJABY ROSE	IN 25	092050904	22-Aug-2003	1101912	16-May-2004
	NANCY GANZ	IN 25	88-029343	15-Jun-1999	931786	16-Feb-2001
	NANCYGANZ.COM	IN 42	86-025044	20-May-1997	101248	01-Jul-1998
	NANCYGANZ.COM	IN 35	86-025042	20-May-1997	104593	16-Nov-1998
	NANCYGANZ.COM	IN 38	86-025043	20-May-1997	105116	01-Dec-1998
	NOT SO INNOCENT NUDES	IN 25	84-005245	09-Feb-1995	726,776	01-Sep-1996
	OLGA	NA 44	(75)-42296	28-Aug-1986	357,962	01-Mar-1987
	OLGA.COM	IN 35	86-025045	20-May-1997	104594	16-Nov-1998
	OLGA.COM	IN 38	86-025046	20-May-1997	105117	01-Dec-1998
	SECRET SHAPERS	IN 25	85-006712	08-Feb-1996	749610	16-Feb-1997
	WARNACO	IN 25	85-028811	12-Jun-1996	758,511	16-Apr-1997
	WARNACO	IN 38	85-028812	12-Jun-1996	89818	01-Apr-1997
	WARNACO	IN 16	85-028810	12-Jun-1996	780,888	16-Oct-1997
	WARNACO	IN 42	85-028813	12-Jun-1996	94706	01-Oct-1997
	WARNACO.COM	IN 35	86-025054	20-May-1997	104597	16-Nov-1998
	WARNACO.COM	IN 42	86-025056	20-May-1997	101291	01-Jul-1998
	WARNACO.COM	IN 38	86-025055	20-May-1997	102950	16-Sep-1998
	WARNER’S	NA 44	(75)-42297	28-Aug-1986	357,963	01-Mar-1997
	WARNER’S GOLD	IN 28	85-030288	19-Jun-1996	791,450	01-Jan-1998
	WARNER’S NOTHING BUT CURVES	IN 25	89-024244	03-May-2000	961286	16-Sep-2001
	YOUNG ATTITUDES	25 Int.	092053771	08-Sep-2003	1106863	16-Jun-2004
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Tajikistan
	BODYSLIMMERS	IN 25	99005106	19-May-1999	4787	06-Jul-2000
	BODYSLIMMERS NANCY GANZ	IN 25	99005108	19-May-1999	4789	06-Jul-2000
	IN CONTROL	IN 25	99005229	27-Aug-1999
	NANCY GANZ	IN 25	99005107	19-May-1999	4788	06-Jul-2000
	WARNACO	IN 9, IN 16, IN 25	96003623	29-Apr-1996	3570	07-Jan-1999
	WARNER’S IN CONTROL	IN 25	99005230	27-Aug-1999
Tanganyika
	OLG	IN 25	22253	30-Nov-1992	22253	23-Dec-1994
	WARNER’S (SCRIPT)	IN 25	22254	30-Nov-1992	22254	30-Nov-1992
Tangier
	BODY NANCY GANZ	IN 25	29629	07-Jan-2004	29629	07-Jan-2004
	BODYSLIMMERS	IN 25	29630	07-Jan-2004	29630	07-Jan-2004
	BODYSLIMMERS NANCY GANZ	IN 25	29631	07-Jan-2004	29631	07-Jan-2004
	WARNER’S MERRY WIDOW	IN 25	10605	31-Aug-1995	10605	06-Mar-1996
	YOUNG ATTITUDES	25 Int.	29628	07-Jan-2004	29628	07-Jan-2004
Texas
	SCOOP	IN 25		18-May-1999	58692	19-May-1999
Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Thailand
	BODYSLIMMERS	IN 25	391623	02-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	391625	02-Jul-1999	KOR156326	02-Jul-1999
	NANCY GANZ	IN 25	391624	02-Jul-1999	Kor151196	02-Jul-1999
	OLGA	NA 38	366,872	11-Aug-1998	KOR79307	04-Jul-1989
	SECRET SHAPERS	IN 25	302836	15-Feb-1996	KOR54315	15-Feb-1996
	WARNACO (STYLIZED)	IN 38	308,324	20-May-1996	BOR5660	20-May-1996
	WARNACO (STYLIZED)	IN 16	308,323	20-May-1996	KOR59584	20-May-1996
	WARNACO (STYLIZED)	IN 35	308,325	20-May-1996	BOR5543	17-Jul-1997
	WARNACO (STYLIZED)	IN 25	297,375	14-Nov-1995	KOR53686	23-Dec-1996
	WARNER’S	IN 25	315,701	23-Aug-1996	KOR51218	24-Oct-1996
	WARNER’S NOTHING BUT CURVES	IN 25	429099	15-Aug-2000	Kor154653	15-Aug-2000
Trinidad and Tobago
	BODYSLIMMERS	IN 25	29539	04-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	29538	04-Jun-1999
	NANCY GANZ	IN 25	29537	04-Jun-1999	29537	30-Aug-2001
	OLGA	NA 38	21492	17-Mar-1993	B21492	28-Mar-1995
	WARNER’S (SCRIPT)	NA 38		24-May-1966	B3665	23-Dec-1971
	WARNER’S MERRY WIDOW	IN 25	23916	04-May-1995

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Tunisia
	BODY NANCY GANZ	IN 25	EE03.2174	26-Dec-2003	EE03.2174	11-Mar-2005
	BODYSLIMMERS	IN 25	EE03.2172	26-Dec-2003	EE03.2172	11-Mar-2005
	BODYSLIMMERS NANCY GANZ	IN 25	EE03.2171	26-Dec-2003	EE03.2171	11-Mar-2005
	OLGA	25 Int.	EE 92.1003	25-Sep-1992	EE.92.1003	25-Sep-1992
	WARNER’S	IN 25	105/83	05-Apr-1983	EE.98.0523	03-Apr-1998
	WARNER’S MERRY WIDOW	IN 25	EE.95.0750	18-May-1995	EE.95.0750	18-May-1995
	YOUNG ATTITUDES	25 Int.	EE03.2173	26-Dec-2003	EE03.2173	11-Mar-2005
Turkey
	BODYSLIMMERS	IN 25	1999/9371	14-Jun-1999	1999 009371	14-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	1999/9370	14-Jun-1999	99/009370	14-Jun-1999
	IN CONTROL	IN 25	2000/016937	15-Aug-2000	2000/016937	15-Aug-2000
	NANCY GANZ	IN 25	1999/009369	14-Jun-1999	1999/009369	14-Jun-1999
	OLGA	IN 25	1774/67	18-Apr-1967	109,343	18-Apr-1987
	W WITH STAR DESIGN	IN 25	58343/87	30-Sep-1987	101,043	30-Sep-1987
	WARNACO	IN 16	96/6745	16-May-1996	170,419	16-May-1996
	WARNACO	IN 25	96/6205	08-May-1996	172,131	08-May-1996
	WARNACO	IN 38, IN 42	96/6746	16-May-1996
	WARNACO.COM	IN 35, IN 38, IN 42	97/007020	21-May-1997	187160	21-May-1997
	WARNER WITH STAR DESIGN	25 Int.	37681/85	15-Jul-1985	87594	15-Jul-1985
	WARNER’S	IN 25	31143/84	24-May-1984	81402	24-May-1984
	WARNER’S IN CONTROL	IN 25	2000/016825	14-Aug-2000	2000/016825	14-Aug-2000
	WARNER’S NOTHING BUT CURVES	IN 25	2000/016682	10-Aug-2000	2000/016682	10-Aug-2000

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Turkish Republic of Northern Cyprus
	BODYSLIMMERS	IN 25	4868	30-Jun-1999	4868	02-May-2000
	BODYSLIMMERS NANCY GANZ	IN 25	4869	30-Jun-1999	4869	02-May-2000
	NANCY GANZ	IN 25	4870	30-Jun-1999	4870	02-May-2000
	OLGA (IN SCRIPT)	IN 25	2587	04-Jan-1989	2587	04-Jan-1989
	OLGA CHRISTINA	IN 25	2588	04-Jan-1989	2588	04-Jan-1989
	W WITH STAR DESIGN	IN 25	2586		B2586	04-Jan-1982
	WARNACO	IN 9	4065	31-May-1996	4065	18-Dec-1998
	WARNACO	IN 25	3977	30-Jan-1996	3977	31-Aug-1998
	WARNACO	IN 16	4066	31-May-1996	4066	18-Dec-1998
	WARNER’S (SCRIPT)	25 Int.	2584	04-Jan-1989	2584	04-Jan-1989
	WARNER’S GOLD	IN 25	4106	06-Sep-1996	4106	18-Dec-1998
	WARNER’S GOLD	IN 28	4107	06-Sep-1996	4107	18-Dec-1998
	WARNER’S IN CONTROL	IN 25	5052	02-Dec-1999
	WARNER’S WITH STAR DESIGN	IN 25	2585	04-Jan-1989	2585	04-Jan-1989
Turkmenistan
	BODYSLIMMERS	IN 25	99310237	25-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	99310239	25-May-1999
	IN CONTROL	IN 25	99310370	27-Aug-1999
	NANCY GANZ	IN 25	99310238	25-May-1999
	WARNACO	IN 9, IN 16, IN 25	3(1448)	01-May-1996	5030	11-Sep-2000
	WARNER’S GOLD	IN 25, IN 28, IN 42	9731 0042	30-Jan-1997	5035	11-Sep-2000
	WARNER’S IN CONTROL	IN 25	99310371	27-Aug-1999

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Turks and Caicos Islands
	BODYSLIMMERS	IN 25	11,933	15-Oct-1999	11,933	15-Oct-1999
	BODYSLIMMERS NANCY GANZ	IN 25	11,935	15-Oct-1999	11,935	15-Oct-1999
	NANCY GANZ	IN 25	11,934	15-Oct-1999	11,934	15-Oct-1999
	OLGA	25 Int.	10,879	03-Mar-1993	10,879	02-Jun-1993
	WARNER’S	IN 25	10,880	03-Mar-1993	10,880	02-Jun-1993
	WARNER’S MERRY WIDOW	IN 25			11,157	02-Jun-1995
Tuvalu
	WARNER’S (SCRIPT)	IN 25	N/A	02-Jun-1993	654	02-Jun-1997
Uganda
	OLGA	IN 25	17,707	23-Sep-1992	17707	23-Sep-1992
	WARNER’S	IN 25	17,689	07-Sep-1992	17689	07-Sep-1992
Ukraine
	BODY NANCY GANZ	IN 25	20031213438	25-Dec-2003	55443	17-Oct-2005
	BODYSLIMMERS	25 Int.	2004080142	02-Aug-2004	61232	02-Aug-2004
	BODYSLIMMERS NANCY GANZ	25 Int.	2004080141	02-Aug-2004	61231	02-Aug-2004
	IN CONTROL	IN 25		27-Aug-1999
	NANCY GANZ	25 Int.	20040808565	12-Aug-2004	62206	12-Aug-2004
	WARNACO	16 Int., 38 Int., 42 Int.	96051216/T	27-May-1996	15792	15-Sep-2000
	WARNACO	IN 25	96020563	27-Feb-1996	15564	15-Aug-2000
	WARNER’S GOLD	IN 25, IN 28, IN 42	97010185/T	31-Jan-1997
	WARNER’S IN CONTROL	IN 25		27-Aug-1999
	WARNER’S MERRY WIDOW	IN 25	95062030	23-Jun-1995	13684	11-Oct-1999
	YOUNG ATTITUDES	25 Int.	20031213439	25-Dec-2003	55444	17-Oct-2005

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
United Arab Emirates
	BODYSLIMMERS	25 Int.	32698	28-Aug-1999	24930	13-Jun-2000
	BODYSLIMMERS NANCY GANZ	25 Int.	32700	28-Aug-1999	266929	17-Dec-2000
	NANCY GANZ	IN 25	32699	22-Jun-1999
	NANCYGANZ.COM	IN 42	22065	10-Jun-1997	18837	19-Dec-1998
	NANCYGANZ.COM	IN 38	22064	10-Jun-1997	18836	19-Dec-1998
	NANCYGANZ.COM	IN 35	22063	10-Jun-1997	18835	19-Dec-1998
	OLGA	IN 25	5030	09-Feb-1994	5268	13-Jun-1996
	OLGA’S CHRISTINA	25 Int.	84709	27-Aug-2006
	WARNACO	IN 42	16054	08-May-1996	15938	13-Jun-1998
	WARNACO	IN 25	16055	08-May-1996	15874	13-Jun-1998
	WARNACO	IN 38	16056	08-May-1996	15875	13-Jun-1998
	WARNACO	IN 16	16057	08-May-1996	15873	13-Jun-1998
	WARNACO.COM	IN 35	22079	11-Jun-1997	20977	22-May-1999
	WARNACO.COM	IN 38	22080	11-Jun-1997	18783	10-Oct-1998
	WARNACO.COM	IN 42	22081	11-Jun-1997	18780	10-Oct-1998
	WARNER’S	IN 25	5029	09-Feb-1994	5191	09-Jun-1996
	WARNER’S NOTHING BUT CURVES	IN 25	36586	31-May-2000	51073	01-Feb-2005

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
United Kingdom
	BODYSLIMMERS NANCY GANZ	IN 25	2202570	09-Jul-1999	2202570	09-Jul-1999
	FULMAR & BIRD DEVICE	IN 25	1,388,475	20-Jun-1989
	NANCY GANZ	IN 25	2202569	09-Jul-1999	2202569	09-Jul-1999
	NOT SO INNOCENT NUDES	25 Int.	1,571,114	06-May-1994	1,571,114	06-May-1994
	OLG	25 Int.	769,063	10-Sep-1957	769,063	16-Jan-1959
	OLGA (SERIES OF TWO)	IN 25	2,002,155	14-Nov-1994	2,002,155	14-Nov-1994
	OLGA SECRET SHAPERS	IN 25	2117023	28-Nov-1996	2,117,023	28-Nov-1996
	OLGA TREASURES	IN 25	2,023,338	08-Jun-1995	2,023,338	08-Jun-1995
	WARNACO	IN 25	1,028,709	30-Apr-1974	1,028,709	14-Apr-1975
	WARNER	25 Int.	1,368,745	04-Jan-1989	1,368,745	13-Sep-1991
	WARNER’S	IN 25	2122947	06-Feb-1997	2,122,947	06-Feb-1997
	WARNER’S	IN 25	1,032,713	18-Jul-1974	B1,032,713	08-Sep-1975
	WARNER’S (SCRIPT)	NA 38	448,502	19-May-1924	448,502	11-Apr-1926
	WARNER’S IN CONTROL	IN 25	2202566	09-Jul-1999	2202566	09-Jul-1999
	WARNER’S NOT SO INNOCENT NUDES	IN 25	1,571,087	06-May-1994	1,571,087	06-May-1994
	WARNER’S NOTHING BUT CURVES	IN 25	2230976	28-Apr-2000	2,230,976	28-Apr-2000
	WHAT A BODY BY WARNER	IN 25	1,553,572	15-Nov-1993	1,553,572	31-Oct-1994

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
United States of America
	4 POINTS OF COMFORT	25	78/572,054	22-Feb-2005	3,172,322	14-Nov-2006
	50% OOH + 50% AHH = 100% COMFORT	25 Int.	77/371,824	15-Jan-2008
	A LITTLE LIFT (STYLIZED)	IN 25	77/435,630	31-Mar-2008
	A LITTLE LIFT A LOT OF COMFORT	25 Int.	77/337,891	27-Nov-2007
	A PERFECT LITTLE NUMBER	25 Int.	78/351,018	13-Jan-2004	3,184,394	12-Dec-2006
	ALPACA DEL CIELO	IN 25	779,097	06-Feb-1989	1,563,473	31-Oct-1989
	ANY WHICH WAY BRA	IN 25	789,503	27-Mar-1989	1,585,784	06-Mar-1990
	BABY ’N ME	IN 25	74/346,013	06-Jan-1993	1,799,451	19-Oct-1993
	BABY ’N ME	IN 25	78/317,498	23-Oct-2003	3,240,331	08-May-2007
	BACK SMOOTHER	25 Int.	77/101,254	07-Feb-2007
	BECAUSE NOBODY UNDERSTANDS YOUR BODY BETTER	IN 25	78/913,638	21-Jun-2006
	BELLY BAND	IN 25	74/627,422	30-Jan-1995	2,120,717	16-Dec-1997
	BEST OF ELEGANCE	25 Int.	78/737,784	21-Oct-2005	3,336,583	13-Nov-2007
	BETTER BOTTOMS	IN 25	113,600	25-Jan-1977	1,091,468	16-May-1978
	BIG IDEA	IN 25	77/373,185	16-Jan-2008
	BODY ALIGNMENT	18 Int., 25 Int.	77/479,449	20-May-2008
	BODY HEAVEN	IN 25	75/783,848	25-Aug-1999	2,778,119	28-Oct-2003
	BODY NANCY GANZ (DESIGN)	IN 25	78/235,726	09-Apr-2003	3,036,468	27-Dec-2005
	BODY NANCY GANZ BODYESSENTIALS	IN 25	78/251,682	19-May-2003	3,002,613	27-Sep-2005
	BODY SLICKS	IN 25	221,866	02-Jul-1979	1,151,792	21-Apr-1981
	BODY STRIPE	IN 25	810,227	03-Jul-1989	1,584,795	27-Feb-1990
	BODYSATIN STRETCH	IN 25	812,129	12-Jul-1989	1,589,010	27-Mar-1990

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	BODYSATIONAL	IN 25	77/394,694	12-Feb-2008
	BODYSILK	IN 25	192,894	13-Nov-1978	1,324,662	12-Mar-1985
	BODYSLIMMERS	IN 25	74/153,741	28-Mar-1991	1,713,807	08-Sep-1992
	BRA-VOLUTION	25 Int.	78/676,162	22-Jul-2005
	BRIGHT STRIPES	IN 25	787,676	20-Mar-1989	1,564,701	07-Nov-1989
	CLUB COTTON	25 Int.	78/428,231	01-Jun-2004	3,099,098	30-May-2006
	COMFORT BACK	IN 25	75/460,651	01-Apr-1998	2,214,803	29-Dec-1998
	COMFORT BY DESIGN	25 Int.	77/193,884	31-May-2007
	COMFORT IS BLISS	25 Int.	77/301,368	11-Oct-2007
	COMFORT MESH	IN 25	161,871	13-Mar-1978	1,146,658	03-Feb-1981
	COMFORTABLE EVERYWHERE	IN 25	78/782,374	29-Dec-2005	3,270,137	24-Jul-2007
	COMFORT’S BACK!	IN 25	690,946	22-Oct-1987	1,495,898	12-Jul-1988
	COMING UP ROSES	25 Int.	78/428,232	01-Jun-2004	3,086,428	25-Apr-2006
	COOL AND LACY	IN 25	787,679	20-Mar-1989	1,563,487	31-Oct-1989
	COTTON KISSES	IN 25	221,867	02-Jul-1979	1,160,130	07-Jul-1981
	COTTON LITES	IN 25	369,933	16-Jun-1982	1,257,652	15-Nov-1983
	COTTON LITES	IN 25	78/227,845	20-Mar-2003	2,915,186	28-Dec-2004
	COTTON PLEASURE	IN 25	787,678	20-Mar-1989	1,588,984	27-Mar-1990
	CUSTOM SHAPERS	IN 25	78/474,250	26-Aug-2004	3,290,272	11-Sep-2007
	CUT OUT FOR COMFORT	NA	78/321,422	31-Oct-2003	2,940,927	12-Apr-2005
	DESIGN APPRENTICE	41 Int.	78/564,080	09-Feb-2005	3,047,148	17-Jan-2006
	DOUBLE PLAY	NA 39	96,775	09-May-1960	718,269	11-Jul-1961
	ELEGANT CONTROL	24 Int.	77/101,753	07-Feb-2007
	ELEGANT CONTROL	25 Int.	77/101,750	07-Feb-2007
	ELEMENTS OF BLISS	IN 25	78/941,054	31-Jul-2006	3,354,385	11-Dec-2007

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	ELEMENTS OF BLISS UP-A-CUP	25 Int.	77/523,277	16-Jul-2008
	ELEMENTS OF BLISSWIRE	IN 25	77/465,393	05-May-2008
	EMPOWER YOUR STYLE	IN 25	78/251,980	20-May-2003	2,928,281	22-Feb-2005
	FASHION SCOOPS	IN 25	74/501,470	18-Mar-1994	2,145,562	24-Mar-1998
	FLORAL LITES	IN 25	789,502	27-Mar-1989	1,564,716	07-Nov-1989
	FLOWER CHARMS	IN 25	456,070	30-Apr-1973	1,000,304	24-Dec-1974
	FLOWER CHARMS	IN 25	76/018,472	05-Apr-2000	2,435,322	13-Mar-2001
	FREEDOM FRONT	IN 25	388,035	01-Apr-1971	924,328	23-Nov-1971
	FULL COMFORT	IN 25	75/341,303	13-Aug-1997
	GET A GRIP SLIP	NA 25	75/339,758	12-Aug-1997	2,928,449	01-Mar-2005
	GO WIRE FREE	25 Int.	77/189,920	24-May-2007
	GORGEOUS GUARANTEE	35 Int.	78/923,511	06-Jul-2006	3,337,360	13-Nov-2007
	GRIPPER JAMMER	25 Int.	78/717,881	21-Sep-2005
	GRIPPER TRUNK	25 Int.	77/100,050	06-Feb-2007	3,441,683	03-Jun-2008
	HIDDEN BENEFITS	25 Int.	77/236,430	23-Jul-2007
	HIDDEN BENEFITS	IN 25	75/934,266	02-Mar-2000	2,489,317	11-Sep-2001
	HIDDEN POWERS	IN 25	564,526	22-Oct-1985	1,394,998	27-May-1986
	HIP SLIP	IN 25	73/712,953	23-Feb-1988	1,508,327	11-Oct-1988
	HIPSLIP (STYLIZED)	IN 25	74/229,445	09-Dec-1991	1,715,969	15-Sep-1992
	ICE FLOWERS	25 Int.	78/665,917	07-Jul-2005	3,334,493	13-Nov-2007
	IDEAL COMFORT	IN 25	78/262,696	16-Jun-2003	2,931,876	08-Mar-2005
	INDULGE YOURSELF IN AN ELEGANT MINIMIZER	IN 25	77/473,493	13-May-2008
	INDULGE YOURSELF IN AN UPLIFTING EXPERIENCE	IN 25	77/473,499	13-May-2008
	INTIMATES WITH INSIGHT	25 Int.	78/820,973	22-Feb-2006	3,353,917	11-Dec-2007

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	INVISIBLE BLISS	25 Int.	77/500,608	17-Jun-2008
	INVISIBLE BLISS	25 Int.	77/402,293	21-Feb-2008
	INVISIBLE EDGE	25 Warnaco Standard	76/368,723	08-Feb-2002	2,687,641	11-Feb-2003
	INVISIBLE SHAPERS	IN 25	75/553,606	15-Sep-1998	2,439,859	03-Apr-2001
	IT’S REALLY SOMETHING	IN 25	205,768	02-Mar-1979	1,145,836	13-Jan-1981
	IT’S THE ONE	IN 25	236,505	24-Oct-1979	1,176,306	03-Nov-1981
	IT’S TIME TO THINK OF BRAS AS ACCESSORIES, NOT JUST NECESSITIES.	25 Int.	78/780,297	23-Dec-2005
	JOIN THE BRA-VOLUTION	25 Int.	77/527,186	21-Jul-2008
	LACE DRESSING	IN 25	789,497	27-Mar-1989	1,600,121	05-Jun-1990
	LACE IMPRESSIONS	IN 25	75/486,833	19-May-1998	2,847,599	01-Jun-2004
	LACE KISSES	IN 25	76/226,965	19-Mar-2001	2,931,089	08-Mar-2005
	LACE TUXEDO	25 Int.	78/537,824	23-Dec-2004	3,345,167	27-Nov-2007
	LACY LUXURIES	25 Int.	77/178,163	10-May-2007
	LACY LUXURIES	IN 25	74/607,517	06-Dec-1994	1,952,806	30-Jan-1996
	LACY TEXTURES	IN 25	78/686,542	05-Aug-2005	3,120,363	25-Jul-2006
	LADY LONG LEGS	IN 25	72/064,934	26-Dec-1958	701,858	26-Jul-1960
	LAVISH LACE	IN 25	832,638	20-Oct-1989	1,615,816	02-Oct-1990
	LEJABY ROSE	IN 25	78/268,802	30-Jun-2003	2,958,194	31-May-2005
	LET YOUR STYLE START FROM THE INSIDE OUT	25 Int.	78/780,300	23-Dec-2005
	LITTLE HUGGERS	IN 25	75/908,329	03-Feb-2000	2,568,133	07-May-2002
	LOVE THAT COTTON	IN 25	789,472	27-Mar-1989	1,581,639	06-Feb-1990
	LUXE-WEAVE	IN 24	73/186,603	22-Sep-1978	1,131,833	11-Mar-1980
	LUXURY LIFT	25 Int.	77/413,807	05-Mar-2008
	MADE WITH 100% COMFORT	25 Int.	77/337,819	27-Nov-2007

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	MAKING EVERY DAY EXQUISITE	25 Int.	78/733,385	14-Oct-2005	3,192,309	02-Jan-2007
	MEASURED LENGTH	IN 25	796,412	27-Apr-1989	1,610,295	14-Aug-1990
	MEASURED SOLUTIONS	25 Int.	73/803,677	31-May-1989	1,577,879	16-Jan-1990
	MEMORTECK	24 Int.	78/772,306	13-Dec-2005	3,270,116	24-Jul-2007
	MIX & MINGLE	IN 25	78/246,418	06-May-2003	2,928,274	22-Feb-2005
	MY SKIN	IN 25	77/117,300	27-Feb-2007
	MY SKIN	IN 25	207,288	14-Mar-1979	1,145,089	30-Dec-1980
	NAKED CHARMS WARNER’S	IN 25	76/225,451	20-Feb-2001	2,640,770	22-Oct-2002
	NANCY GANZ	IN 25	74/712,708	08-Aug-1995	2,330,464	21-Mar-2000
	NAUGHTY GIRL	25 Int.	77/373,188	16-Jan-2008
	NEW DIMENSION	NA 39	96,774	09-May-1960	712,902	21-Mar-1961
	NEW DIMENSIONS	IN 25	75/669,560	29-Mar-1999	2,635,827	05-Oct-2002
	NIP, TUCK AND BOOST	IN 25	74/632,591	10-Feb-1995	2,137,616	17-Feb-1998
	NO EXAGGERATION	IN 25	197,007	15-Dec-1978	1,136,278	27-May-1980
	NO PINCHING. NO PROBLEM.	25 Int.	77/105,504	12-Feb-2007
	NO SHOW. NO STRESS.	IN 25	77/129,956	13-Mar-2007
	NO WAISTBAND. NO WORRIES.	IN 25	77/129,952	13-Mar-2007
	NO WEDGIES. NO WORRIES.	25 Int.	77/105,195	12-Feb-2007
	NO WIRES. NO WEDGIES. NO WORRIES.	25 Int.	77/190,327	25-May-2007
	NO WIRES. NO WORRIES.	IN 25	77/026,937	23-Oct-2006	3,298,624	25-Sep-2007
	NO WIRES. NO WORRIES. ALL WARNER’S	IN 25	78/488,033	22-Sep-2004	3,136,847	29-Aug-2006
	NOT SO INNOCENT NUDES	IN 25	74/521,854	03-May-1994	1,889,964	18-Apr-1995
	OLGA	25	78/383,020	12-Mar-2004	2,895,952	19-Oct-2004
	OLGA	IN 25	291,418	19-Feb-1968	883,813	06-Jan-1970

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	OLGA BEST OF EVERYTHING	IN 25	76/095,728	24-Jul-2000	2,626,088	24-Sep-2002
	OLGA CLASSIC BEAUTY	25	78/245,952	05-May-2003	2,953,421	17-May-2005
	OLGA COMFORT BACK	IN 25	75/460,650	01-Apr-1998	2,214,802	29-Dec-1998
	OLGA CURVES	25	78/443,354	29-Jun-2004	3,177,882	28-Nov-2006
	OLGA ENHANCEMENTS	25	78/617,766	27-Apr-2005	3,021,046	29-Nov-2005
	OLGA FLORAL MYSTIQUE	25	78/222,991	07-Mar-2003	2,949,933	10-May-2005
	OLGA FRENCH ACCENT	IN 25	75/447,981	10-Mar-1998	2,771,910	07-Oct-2003
	OLGA JUST YOUR FIT	25 Int.	77/331,802	16-Nov-2007
	OLGA LACE INDULGENCE	25 Int.	77/538,519	04-Aug-2008
	OLGA LACE NECKLACE	25	78/214,127	12-Feb-2003	2,953,269	17-May-2005
	OLGA LACY TEXTURES	IN 25	77/347,922	10-Dec-2007
	OLGA LEAF BOUQUET	25	78/223,982	11-Mar-2003	2,935,540	22-Mar-2005
	OLGA LURE OF LACE	25 Warnaco Standard	78/152,519	08-Aug-2002	2,799,345	23-Dec-2003
	OLGA PURE HEAVEN	25 Warnaco Standard	78/144,565	17-Jul-2002	2,711,545	29-Apr-2003
	OLGA SHEER TAPESTRY	IN 25	75/978,432	28-Jan-1998	2,306,655	04-Jan-2000
	OLGA SIMPLY PERFECT	IN 25	75/978,507	30-Dec-1997	2,276,780	07-Sep-1999
	OLGA SINATURE	25 Int.	77/735,865	31-Jul-2008
	OLGA SWEET FLATTERY	25 Warnaco Standard	78/152,530	08-Aug-2002	2,740,495	22-Jul-2003
	OLGA TOTALLY COMFORTABLE COTTON	IN 25	76/223,944	13-Mar-2001	2,634,422	15-Oct-2002
	OLGA, THE FIGURE SOLUTIONS SPECIALIST	25	78/572,058	22-Feb-2005	3,096,870	23-May-2006
	OLGALON	IN 25	141,627	19-Sep-1977	1,114,545	06-Mar-1979
	OLGA-PETITES	IN 25	74/640,675	01-Mar-1995	1,994,756	20-Aug-1996
	OLGA’S CHRISTINA	IN 25	814,390	24-Jul-1989	1,605,670	10-Jul-1990
	OLGA’S CHRISTINA	IN 25	468,326	02-Mar-1984	1,344,640	25-Jun-1985

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	OLGA’S ORCHID BLOOM	25	78/277,080	22-Jul-2003	2,953,520	17-May-2005
	OLGA’S SATIN EDGE	25 Int.	77/207,094	15-Jun-2007	3,384,603	19-Feb-2008
	OLGA’S SATIN INTRIGUE	25	78/322,508	03-Nov-2003	2,979,476	26-Jul-2005
	OLGA’S SIGNATURE SUPPORT	25	78/572,056	22-Feb-2005	3,102,256	06-Jun-2006
	OLGA’S SIMPLY ELEGANT	25	78/369,719	18-Feb-2004	2,958,715	31-May-2005
	ONE BRA THREE LOOKS	25 Int.
	PERFECT MEASURE	IN 25	638,393	05-Jan-1987	1,457,559	15-Sep-1987
	PERFECT MEASURE	IN 25	76/081,126	30-Jun-2000	2,455,523	29-May-2001
	PERFECT SUPPORT	IN 25	73/787,675	20-Mar-1989	1,694,478	16-Jun-1992
	PLUSHLINE	24 Int.	78/583,821	09-Mar-2005	3,163,942	24-Oct-2006
	PLUSHLINE 360	24 Int., 25 Int.	77/366,182	08-Jan-2008
	PREVENTION IS KEY	IN 25	78/774,982	16-Dec-2005	3,266,307	17-Jul-2007
	Q.V.V.	IN 24	161,873	13-Mar-1978	1,122,830	24-Jul-1979
	SATIN COMFORT	25	78/925,826	10-Jul-2006	3,357,984	18-Dec-2007
	SATIN EDGE	25 Int.	77/020,394	13-Oct-2006	3,353,015	11-Dec-2007
	SATIN STYLE	25 Int.	78/363,205	05-Feb-2004	2,958,707	31-May-2005
	SATIN TUXEDO	25 Int.	78/363,203	05-Feb-2004	2,958,706	31-May-2005
	SEAMLESS BENEFITS	IN 25	78/262,687	16-Jun-2003	3,048,526	24-Jan-2006
	SECRET HUG	IN 25	74/108,983	25-Oct-1990	1,669,540	24-Dec-1991
	SECRET SHAPERS	IN 25	74/691,596	21-Jun-1995	1,973,050	07-May-1996
	SENSUOUS SOLUTION	IN 25	74/534,967	08-Jun-1994	1,953,727	30-Jan-1996
	SHAPESTITCH	IN 25	128,269	28-Apr-1977	1,096,113	11-Jul-1978
	SHEER SOLUTIONS	25 Int.	78/430,054	04-Jun-2004	3,091,230	09-May-2006
	SHEER TAPESTRY	IN 25	78/686,540	05-Aug-2005	3,117,197	18-Jul-2006
	SHIMMERLILIES	IN 25	812,128	12-Jul-1989	1,608,328	31-Jul-1990

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	SHIMMER-ON	IN 25	803,704	31-May-1989	1,576,520	09-Jan-1990
	SHINE-ON	25 Int.	77/214,498	25-Jun-2007	3,381,514	12-Feb-2008
	SHOULDER SHAPERS	IN 25	730,374	23-May-1988	1,550,246	01-Aug-1989
	SIMPLY CLASSIC	IN 25	75/250,741	12-Feb-1997	2,464,073	26-Jun-2001
	SIMPLY DAISIES	25 Int.	78/565,831	11-Feb-2005	3,204,490	30-Jan-2007
	SIMPLY PERFECT	25 Int.	77/196,551	04-Jun-2007	3,339,211	20-Nov-2007
	SIMPLY PERFECT	25 Int.	77/353,880	17-Dec-2007
	SIMPLY SENSATIONAL	IN 25	75/316,898	30-Jun-1997	2,625,345	24-Sep-2002
	SIMPLY SHINY	IN 25	829,897	06-Oct-1989	1,610,635	21-Aug-1990
	SIMPLY SMOOTH	IN 25	77/054,968	01-Dec-2006
	SLEEK UNDERNEATH	IN 25	78/913,633	21-Jun-2006	3,354,322	11-Dec-2007
	SMART STRAPS	IN 25	690,944	22-Oct-1987	1,496,844	19-Jul-1988
	SMOOTH BACK	25 Int.	77/115,116	23-Feb-2007
	SMOOTH BENEFITS	25 Int.	78/438,356	21-Jun-2004	3,160,042	17-Oct-2006
	SMOOTH LOOK	IN 25	77/054,969	01-Dec-2006
	SMOOTH ’N SLEEK	IN 25	787,673	20-Mar-1989	1,593,112	24-Apr-1990
	SO COMFORTABLE	25 Int.	78/388,200	22-Mar-2004	3,046,914	17-Jan-2006
	SO MANY PEOPLE OUT THERE FOCUSED ON CHANGING THE BODIES. WE DECIDED TO CHANGE THE BRA	25 Int.	78/780,298	23-Dec-2005	3,455,419	24-Jun-2008
	SOFT SIZZLES	IN 25	75/661,175	16-Mar-1999	2,663,613	17-Dec-2002
	SOME THINGS ARE TOO GOOD TO HIDE	25 Int.	78/389,043	23-Mar-2004	3,033,036	20-Dec-2005
	STRETCH ’N LACE	IN 25	810,228	03-Jul-1989	1,584,796	27-Feb-1990
	STRICTLY SECRET	IN 25	251,881	28-Feb-1980	1,164,736	11-Aug-1981
	STRIPE UP THE BAND	IN 25	787,674	20-Mar-1989	1,564,700	07-Nov-1989

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	SUDDENLY SEAMLESS	IN 25	78/262,683	16-Jun-2003	2,915,260	28-Dec-2004
	SUDDENLY SHAPELY	IN 25	74/362,513	25-Feb-1993	1,920,943	19-Sep-1995
	SUDDENLY SLIM	25 Int.	78/641,994	02-Jun-2005	3,178,468	28-Nov-2006
	SUDDENLY SLIM	IN 25	115,372	10-Mar-1961	726,021	02-Jan-1962
	SUDDENLY SMOOTH	IN 25	441,843	21-Nov-1972	976,882	15-Jan-1974
	SUPER CROSS	IN 25	276,827	05-Sep-1980	1,192,566	23-Mar-1982
	SUPPORT STRETCH	IN 25	789,473	27-Mar-1989	1,601,663	12-Jun-1990
	SUPREME SUPPORT	24	78/943,183	02-Aug-2006	3,321,809	23-Oct-2007
	SVELTE BELTS	IN 25	78/767,820	06-Dec-2005	3,165,195	31-Oct-2006
	SWEET PLEATS	25 Int.	78/799,322	25-Jan-2006
	TEMPTRESSE	25 Int.	78/393,356	30-Mar-2004	2,974,623	19-Jul-2005
	THE ALL WAYS FITTING BRA	IN 25	77/417,876	10-Mar-2008
	THE ALWAYS FITTING BRA	25 Int.	77/178,047	10-May-2007
	THE BODY SOLUTION	IN 25	205,769	02-Mar-1979	1,145,837	13-Jan-1981
	THE COMFORT OF CONFIDENCE IN A CONTOUR	25 Int.	77/264,688	27-Aug-2007
	THE END!	IN 25	72,767	24-Dec-1975	1,057,722	01-Feb-1977
	THE MAKEOVER BRA	IN 25	77/445,736	11-Apr-2008
	THE NAKED TRUTH	IN 25	75/216,760	23-Dec-1996	2,457,527	05-Jun-2001
	THE NEW STANDARD IN COMFORT	25 Int.	77/534,440	30-Jul-2008
	TODAY’S TAPESTRY	25 Int.	78/740,569	26-Oct-2005	3,299,474	25-Sep-2007
	TOMORROW	NA 39	88,193	29-Dec-1959	712,179	07-Mar-1961
	TOO SHEER TO SHOW	25 Int.	78/615,803	25-Apr-2005	3,262,464	10-Jul-2007
	TOUCH OF FLOWERS	25 Int.	78/565,825	11-Feb-2005	3,206,772	06-Feb-2007
	TRULY TIMELESS	25	78/245,950	05-May-2003	2,924,278	01-Feb-2005
	TUMM-EE-BREEF	NA 39	201,139	02-Sep-1964	810,156	21-Jun-1966

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	ULTIMATE SLEEK	IN 25	75/499,406	10-Jun-1998	2,416,222	26-Dec-2000
	ULTRALINER	IN 25	690,943	22-Oct-1987	1,518,958	03-Jan-1989
	UNDER EVERY GREAT WOMAN	IN 25	78/233,262	02-Apr-2003	2,983,880	09-Aug-2005
	UNDER LOCK AND KEY	IN 25	78/479,932	08-Sep-2004	3,130,875	15-Aug-2006
	UNDERFLAIR	IN 25	78/321,413	31-Oct-2003	2,934,250	15-Mar-2005
	UNSLIPPABLES	IN 25	75/161,655	06-Sep-1996	2,451,158	15-May-2001
	VOILETTE	25 Int.	78/396,978	06-Apr-2004	3,059,558	14-Feb-2006
	W & STAR DESIGN	25 Int.	77/171,876	03-May-2007
	W WITH STAR	NA 39	73,849	15-May-1959	690,961	05-Jan-1960
	WARNACO	NA 39	431,024	27-Jul-1972	984,559	21-May-1974
	WARNACOSHOP.COM	35 Int.	77/274,066	07-Sep-2007
	WARNER’S	IN 25	716,258	14-Mar-1988	1,524,600	14-Feb-1989
	WARNER’S	NA 39	13,885	24-Oct-1905	50,062	27-Feb-1906
	WARNER’S	NA 39	189,993	21-Dec-1923	197,535	21-Apr-1925
	WARNER’S	NA 39	182,276	20-Jun-1923	179,292	05-Feb-1924
	WARNER’S	35 Int.,	78/145,173	18-Jul-2002	3,218,501	13-Mar-2007
	WARNER’S ALL DAY FIT	IN 25	77/156,575	13-Apr-2007
	WARNER’S ALL THE RIGHT MOVES	IN 25	78/281,249	31-Jul-2003	2,927,007	15-Feb-2005
	WARNER’S BODY BEWARE	IN 25	75/087,846	15-Apr-1996	2,035,808	04-Feb-1997
	WARNER’S BODY BRILLIANCE	25 Int.	77/199,372	06-Jun-2007	3,339,212	20-Nov-2007
	WARNER’S COTTON BEWARE	IN 25	76/376,543	26-Feb-2002	2,875,295	17-Aug-2004
	WARNER’S COTTON TO GO	IN 25	75/510,058	29-Jun-1998	2,649,730	12-Nov-2002
	WARNER’S FRANKLY FABULOUS	25 Warnaco Standard	78/152,528	08-Aug-2002	2,799,347	23-Dec-2003
	WARNER’S FREEDOM MOVEMENT	25 Warnaco Standard	76/362,302	24-Jan-2002	2,780,343	04-Nov-2003
	WARNER’S JUST YOUR FIT	25 Int.	77/331,420	16-Nov-2007

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S LACE HUGGERS	25 Int.	78/363,193	05-Feb-2004	2,986,479	16-Aug-2005
	WARNER’S MERRY WIDOW	25 Int.	77/178,169	10-May-2007
	WARNER’S MERRY WIDOW	IN 25	74/628,731	02-Feb-1995	1,951,052	23-Jan-1996
	WARNER’S NAKED LACE	25 Warnaco Standard	76/359,387	16-Jan-2002	2,944,310	26-Apr-2005
	WARNER’S NATURALLY NEXT TO YOU	25 Int.	77/267,519	29-Aug-2007
	WARNER’S NO SLIP GRIP	25 Int.	77/158,523	17-Apr-2007
	WARNER’S NOT SO INNOCENT NUDES	IN 25	74/521,808	03-May-1994	1,894,158	16-May-1995
	WARNER’S NOTHING BUT CURVES	25 Int.	77/214,322	25-Jun-2007
	WARNER’S PURE BENEFITS	25 Warnaco Standard	76/357,962	11-Jan-2002	2,882,286	07-Sep-2004
	WARNER’S PURE PLEASURES	IN 25	76/357,966	11-Jan-2002	2,813,682	10-Feb-2004
	WARNER’S SHAPING CAMISOLE	IN 25	77/464,033	02-May-2008
	WARNER’S SIMPLY LACE	25 Int.	77/222,242	05-Jul-2007
	WARNER’S SIMPLY PERFECT	IN 25	74/575,963	20-Sep-1994	1,918,084	12-Sep-1995
	WARNER’S SLEEK PEEK	IN 25	78/223,997	11-Mar-2003	2,953,304	17-May-2005
	WARNER’S SPIRITED FLAIR	IN 25	78/264,204	18-Jun-2003	2,920,011	18-Jan-2005
	WARNER’S SWEET GLEAMS	25 Warnaco Standard	78/152,523	08-Aug-2002	2,799,346	23-Dec-2003
	WARNER’S THE BETTER BODY PEOPLE	IN 25	78/865,565	20-Apr-2006
	WARNER’S THE NAKED TRUTH	IN 25	75/215,764	19-Dec-1996	2,459,920	12-Jun-2001
	WARNER’S TRADE DRESS — COLOR ORANGE	25 Int.	77/485,038	28-May-2008
	WARNER’S TRULY FITTING	25 Int.	77/214,511	25-Jun-2007
	WARNER’S UPLIFT	25 Int.	77/418,778	11-Mar-2008
	WARNER’S VINTAGE TOUCH	25 Int.	78/366,104	11-Feb-2004	2,961,552	07-Jun-2005
	WARNER’S W WITH STAR	NA 39	73,850	15-May-1959	690,962	05-Jan-1960
	WARNER’S WASH N WEAR BRA	25 Int.	77/172,493	03-May-2007

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S WHISPERLITES	25 Int.	78/566,432	14-Feb-2005	3,166,415	31-Oct-2006
	WARNER’S WILD ENVY	IN 25	75/933,133	02-Mar-2000	2,716,083	13-May-2003
	WARNER’S WITHOUT A STITCH	IN 25	78/262,689	16-Jun-2003	2,899,656	02-Nov-2004
	WARNERS’S BODYSLIMMERS	IN 25	77/466,206	05-May-2008
	WHAT A LIFT	IN 25	75/875,642	20-Dec-1999	2,450,241	08-May-2001
	WHAT A WAIST	IN 25	76/368,772	08-Feb-2002	2,952,256	17-May-2005
	WHAT’S UNDER EVERY GREAT WOMAN	IN 25	77/435,763	31-Mar-2008
	WIRE FREEDOM	25 Int.	77/214,505	25-Jun-2007
	WONDER-WEAR	IN 25	74/666,534	26-Apr-1995	1,994,931	20-Aug-1996
	WONDER-WEAR	NA 41	24,259	24-Dec-1906	61,489	26-Mar-1907
	YOUNG ATTITUDES	IN 25	74/431,518	01-Sep-1993	1,894,638	16-May-1995
	YOUR EVERYDAY INDULGENCE	IN 25	77/018,142	10-Oct-2006	3,362,937	01-Jan-2008
	YOUR ULTIMATE EVERYDAY INDULGENCE	IN 25	77/481,460	22-May-2008
	INNERLUXE		78/614,446	22-APR-2005	3,252,372	12-JUN-2007
	OLGA & DESIGN		72/183,446	23-DEC-1963	780,385	17-NOV-1964
Uruguay
	BODYSLIMMERS	IN 25	314.440	08-Jul-1999	314,440	29-Feb-2000
	BODYSLIMMERS NANCY GANZ	IN 25	314,441	08-Jul-1999	314,441	15-Jun-2000
	NANCY GANZ	IN 25	314.442	08-Jul-1999
	OLGA	25 Int.	257,116	22-Sep-1992	257,116	11-Nov-1994
	WARNER’S	24 Int., 25 Int.	179,172	29-Jan-1981	245,248	19-May-1992
	WARNER’S (SCRIPT)	NA 4			236,902	31-May-1991
	WARNER’S NOTHING BUT CURVES	IN 25	322.430	03-May-2000	332.430	02-Nov-2000

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Uzbekistan
	BODYSLIMMERS	IN 25	MBGU990042	20-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	MBGU990042	20-May-1999
	IN CONTROL	IN 25	MBGU990073	27-Aug-1999
	NANCY GANZ	IN 25	MB GU 99004	20-May-1999
	WARNACO	IN 9, IN 16	MBGU960061	29-Apr-1996	6256	28-Apr-1997
	WARNER’S IN CONTROL	IN 25	MBGU990073	27-Aug-1999
Vanuatu
	WARNER’S (SCRIPT)	IN 25		19-May-1924	734	09-Sep-1993
Venezuela
	BODY NANCY GANZ	25 Int.	2003-014623	09-Oct-2003	P256113	01-Nov-2004
	BODYSLIMMERS	25 Int.	10.533-99	17-Jun-1999	P-218097	25-Feb-2000
	BODYSLIMMERS NANCY GANZ	IN 25	16.298-99	21-Sep-1999	P-227037	07-Jul-2000
	LA FORMA MAS BELLA	NA 39	8699-94	05-Jun-1995	744-L	27-Feb-1975
	NANCY GANZ	25 Int.	10.534-99	17-Jun-1999	P-218098	25-Feb-2000
	OLGA	25 Int.	8850-76	08-Dec-1976	89,988	26-Mar-1979
	OLGA TREASURES	25 Int.	8747-95	20-Jun-1995	P-191225	23-Aug-1996
	SECRET SHAPERS	IN 25	1996-001347	01-Feb-1996	P-197349	09-May-1997
	WARNER’S	NA 39	4435-86	11-Apr-1986	147,648-F	26-May-1992
	YOUNG ATTITUDES	25 Int.	2003-014773	13-Oct-2003	P2256134	01-Nov-2004

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Viet Nam
	BODYSLIMMERS	IN 25	N99/1737	01-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	N99/1739	01-Jul-1999
	NANCY GANZ	IN 25	N99/1738	01-Jul-1999
	NANCYGANZ.COM	IN 38, IN 42	N-2021/97	22-May-1997	28931	11-Dec-1998
	OLGA	25 Int.	11086N-7819	10-Mar-1993	10,826	13-Jan-1994
	WARNACO	IN 25	N4834952600	16-Nov-1995	22036	23-Aug-1996
	WARNACO	IN 16, IN 38, IN 42	N-2167/96	31-May-1996	24 226	31-May-1996
	WARNACO.COM	IN 38, IN 42	N-2025/97	22-May-1997	29025	16-Dec-1998
	WARNER’S	IN 25	11088N-7839	10-Mar-1993	9533	15-Nov-1993
Virgin Islands (British)
	BODYSLIMMERS	25 Int.	3542	06-Sep-2000	3542	06-Sep-2000
	BODYSLIMMERS NANCY GANZ	IN 25	3540	06-Sep-2000	3540	06-Sep-2000
	NANCY GANZ	25 Int.	3539	06-Sep-2000	3539	06-Sep-2000
	OLG	25 Int.			1236	31-Aug-1993
	WARNER’S (SCRIPT)	NA 38			1237	31-Aug-1993

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Yemen, Republic of
	BODYSLIMMERS	IN 25	14599	17-Aug-1999	14219	28-Oct-2001
	BODYSLIMMERS NANCY GANZ	IN 25	14600	17-Aug-1999	13289	20-May-2001
	NANCY GANZ	IN 25	14598	17-Aug-1999	13288	20-May-2001
	NANCYGANZ.COM	IN 35	10428	19-May-1997	8903	20-Sep-1998
	NANCYGANZ.COM	IN 42	10437	19-May-1997	8909	20-Sep-1998
	NANCYGANZ.COM	IN 38	10451	19-May-1997	9117	20-Sep-1998
	OLGA	25 Int.	1779	09-Jun-1993	5726	08-Nov-1995
	WARNACO	IN 25	8656	23-Apr-1996	7289	18-Jun-1997
	WARNACO	IN 42	8658	23-Apr-1996	7263	18-Jun-1997
	WARNACO	IN 16	8655	23-Apr-1996	7262	18-Jun-1997
	WARNACO	IN 38	8657	23-Apr-1996	7251	18-Jun-1997
	WARNACO.COM	IN 42	10423	19-May-1997	8898	20-Sep-1998
	WARNACO.COM	IN 38	10434	19-May-1997	8906	20-Sep-1998
	WARNACO.COM	IN 35	10449	19-May-1997	9092	20-Sep-1998
	WARNER’S	25 Int.	1777	09-Jun-1993	5724	08-Nov-1995

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Zambia
	OLGA	IN 25	279/92	10-Sep-1992	279/92	10-Sep-1992
	WARNER’S	IN 25	280/92	10-Sep-1992	280/92	10-Sep-1992
Zanzibar
	OLGA	NA 38	77/92	26-Aug-1992	797/99	26-Aug-1992
	WARNER’S	IN 38	78/92	26-Aug-1992	798/99	26-Aug-1992
	WARNER’S MERRY WIDOW	IN 38	150/1995	27-Apr-1995	589/99	27-Apr-1995
Zimbabwe
	OLGA	25 Int.	955/92	08-Sep-1992	955/92	08-Sep-1992
	WARNER’S	IN 25	956/92	08-Sep-1992	956/92	08-Sep-1992

Thursday, August 07, 2008

B. Warnaco Swimwear, Inc.

Trademark Applications / Registrations

WARNACO SWIMWEAR INC.

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Australia
	CLAMDIGGERS	IN 25	121,626	14-Jan-1955	A121,626	30-Oct-1969
Benelux
	ACTIONSPORTS	IN 25	634,077	21-Dec-1979	364,412	21-Dec-1979
	MOUNTAIN GOAT DESIGN	IN 25	634,190	04-Jan-1980	364,422	04-Jan-1980
	MOUNTAIN GOAT	IN 25	634,191	04-Jan-1980	364,423	04-Jan-1980
Brazil
	AUTHENTIC FITNESS	42	818764937	11-Sep-1995	818764937	08-Mar-2000
Canada
	MOUNTAIN GOAT DESIGN	NA N/A	443,543	22-Aug-1979	271,437	30-Jul-1982
	SKIING PASSPORT & DESIGN (INTERNATIONAL DESIGN)	NA N/A	786,654	04-Jul-1995	482,531	15-Sep-1997
	SKIING PASSPORT & DESIGN (CLASSICS LABEL)	NA N/A	786,655	04-Jul-1995	484,553	24-Oct-1997
	MOUNTAIN GOAT	NA N/A	395,024	25-Feb-1976	218,411	14-Jan-1977
	THERMAX	NA N/A	462,084	25-Nov-1980	274,361	26-Nov-1982
	CLAMDIGGERS	NA N/A	217,604	04-Dec-1952	UCA44862	04-Dec-1952
	CALFSKINNERS	NA N/A	228,871	15-Feb-1955	101,561	07-Oct-1955
	EXPERTISE	NA N/A	415,886	27-Sep-1977	240,904	14-Mar-1980
	SKI & DESIGN	NA N/A	484,668	25-Mar-1982	279,362	06-May-1983
	SOLAR FLEX	NA N/A	484,667	25-Mar-1982	277,580	11-Mar-1983
	FOXFIRE	NA N/A	444,706	21-Sep-1979	253,268	28-Nov-1980
	FOXHEAD DESIGN	NA N/A	444,707	21-Sep-1979	256,393	27-Feb-1981

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	BEACHERS	NA N/A	859,015	17-Oct-1997	499332	26-Aug-1998
Chile
	MOUNTAIN GOAT FIGURE	IN 25	486.494	25-Jul-1979	572.716	25-Jul-2000
China (Peoples Republic)
	MOUNTAIN GOAT	20 Int.	93021993	01-Apr-1993	695,860	28-Jun-1994
Czech Republic
	MOUNTAIN GOAT	20 Int., 24 Int.	0-75301-93	01-Mar-1993	182,903	17-Feb-1995
European Community
	MOUNTAIN GOAT FIGURE	IN 20, IN 24, IN 25	204602	01-Apr-1996	000204602	09-Dec-1998
	MOUNTAIN GOAT	IN 20, IN 24, IN 25	204594	01-Apr-1996	000204594	09-Dec-1998
Finland
	MOUNTAIN GOAT	25 Int.	3492/77	15-Jul-1977	76000	05-Jan-1981
	POLYDOWN	25 Int.	4696/77	19-Oct-1977	76238	20-Jan-1981
	MOUNTAIN GOAT DEVICE	25 Int.	3706/79	23-Jul-1979	83660	20-Dec-1982
	EDELWEISS	IN 25	5248/95	13-Sep-1995	200,912	28-Jun-1996
France
	FOXFIRE & DESIGN	IN 25	159,666	09-Oct-1989	1,554,417	09-Oct-1989
	MOUNTAIN GOAT FIGURE	IN 25	149,270	11-Aug-1989	1,546,127	11-Aug-1989
	MOUNTAIN GOAT	IN 25	872,165	12-Aug-1987	1,422,673	12-Aug-1987
Germany
	MOUNTAIN GOAT FIGURE	IN 25	W29954/25 W	27-Jul-1979	997,639	11-Feb-1980
	FOXFIRE & DESIGN	IN 25	W30180/25 W	30-Oct-1979	1,002,215	19-May-1980

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	MOUNTAIN GOAT	25 Int.	W27939/25 W	18-Jul-1977	968,942	16-Mar-1978
Hong Kong
	MOUNTAIN GOAT	IN 20	01786/93	24-Feb-1993	5639/94	24-Feb-1993
	MOUNTAIN GOAT	IN 24	1787/93	24-Feb-1993	B7103/96	01-Aug-1996
	AUTHENTIC FITNESS	IN 42	14817/94	13-Dec-1994	B742/1999	13-Dec-1994
Israel
	AUTHENTIC FITNESS	IN 42	95920	07-Dec-1994	95920	15-Apr-1997
Italy
	MOUNTAIN GOAT FIGURE	IN 25	20949 C/79	25-Sep-1979	376,151	04-Nov-1985
	MOUNTAIN GOAT	IN 25	MI97C 00443	16-May-1997	790721	20-May-1985
Korea, Republic of
	MOUNTAIN GOAT	NA 26	5897/93	25-Feb-1993	284,637	07-Feb-1994
Mexico
	MOUNTAIN GOAT	25 Int.	628505	07-Nov-2003	831839	21-Apr-2004
	AUTHENTIC FITNESS	IN 42	200,019	25-May-1994	465,024	28-Jun-1994
	SPORTING LIFE	IN 25	730288	25-Jul-2005	929294	19-Apr-2006
New Zealand
	MOUNTAIN GOAT	IN 25	114,775	23-Feb-1976	B114,775	23-Feb-1976
	EDELWEISS	IN 25	127,967	09-May-1979	127,967	09-May-1979
	MOUNTAIN GOAT	IN 24	225,058	22-Feb-1993	B225,058	18-Mar-1996
	MOUNTAIN GOAT	IN 20	225,057	22-Feb-1993	B225,057	18-Mar-1996
	MOUNTAIN GOAT FIGURE	25 Int.	128,944	25-Jul-1979	B128,944	25-Jul-1979
Norway
	MOUNTAIN GOAT	20 Int., 24 Int.	930875	23-Feb-1993	162,360	05-May-1994

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	MOUNTAIN GOAT	25 Int.	77.1906	11-Jul-1977	114,362	28-Jul-1983
	MOUNTAIN GOAT FIGURE	IN 25	79.2102	20-Jul-1979	106,561	13-Nov-1980
Serbia (Old Code)
	MOUNTAIN GOAT	IN00000	Z-1440/91	10-Jul-1991	38262	25-Aug-1994
Slovakia
	MOUNTAIN GOAT	1, 20 Int., 24 Int.	POZ 0253-93	18-Mar-1993	172,199	14-Jan-1994
Sweden
	MOUNTAIN GOAT	IN 25	77-3222	13-Jul-1977	161,466	25-Nov-1977
Switzerland
	MOUNTAIN GOAT	IN 20, IN 24	1602/1993.6	19-Feb-1993	405,624	19-Feb-1993
	FOXFIRE & DESIGN	IN 25	5801	08-Nov-1979	304,841	13-Aug-1980

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
United States of America
	FRIENDLY FIT	IN 25	77/187,648	22-May-2007
	MOUNT HOOD	NA 39	62,046	06-Nov-1958	684,099	25-Aug-1959
	LOOKING CHIC WAS NEVER SO PRACTICAL	IN 25	77/129,973	13-Mar-2007
	EAR SOCK	IN 9	75/781,299	24-Aug-1999	2,889,407	28-Sep-2004
	SUNGLES	IN 9	76/228,308	21-Mar-2001	2,828,255	30-Mar-2004
	HYDRO SPEX	IN 28	75/912,905	08-Feb-2000	2,490,239	18-Sep-2001
	MOUNTAIN GOAT	IN 25	77/121,936	05-Mar-2007
	AUTHENTIC FITNESS	IN 35	75/848,464	15-Nov-1999	2,463,481	26-Jun-2001
	ROOFER	IN 25	75/693,448	29-Apr-1999	2,380,983	29-Aug-2000
	AQUANETICS	IN 28	75/670,013	29-Mar-1999	2,394,293	10-Oct-2000
	SWIMFOIL	IN 28	75/510,057	29-Jun-1998	2,249,737	01-Jun-1999
	BEACHERS	IN 25	75/273,021	11-Apr-1997	2,208,173	08-Dec-1998
	AUTHENTIC FITNESS	IN 42	74/296,948	23-Jul-1992	1,817,571	18-Jan-1994
	EVERYBODY TANK	25 Int.	78/904,112	08-Jun-2006	3,332,689	06-Nov-2007
	EDELWEISS	NA 39	035,887	20-Aug-1957	671,579	23-Dec-1958
	BEGIN TO SWIM (STYLIZED) & DESIGN	IN 28	75/588,242	13-Nov-1998	2,525,546	01-Jan-2002

Thursday, August 07, 2008

2. Copyrights

A. Warnaco Inc.
Copyright Applications / Registrations

Thursday, August 07, 2008	Trademark Status Report by Client
Client: 100135           WARNACO INC.

	Status	App Number	App Date
Trademark	Client Ref Number	Reg Number	Reg Date	Next Action(s)	Due Date(s)
CR: INTIMATE TOUCH	Registered Copy
Country: United States of America		VA 938-042	05-Nov-1998
Related Case:
Old Client Code: WAUS

CR: PRINTED FLORAL DESIGN	Registered Copy
Country: United States of America		VAu 956-002	17-Sep-2007
Related Case:
Old Client Code: WAUS

CR: HEARTS & SWIRL DESIGN	Registered Copy	N/A	27-Jun-1996	RENEWAL DUE	31-Dec-2046
Country: United States of America		VAU 371-625	27-Jun-1996
Related Case:
Old Client Code: WARN
Classes: NA N/A

Page: 1

B. Warnaco Swimwear, Inc.
Copyright Applications / Registrations

Thursday, August 07, 2008	Trademark Status Report by Client
Client: 100102           WARNACO SWIMWEAR INC.

	Status	App Number	App Date
Trademark	Client Ref Number	Reg Number	Reg Date	Next Action(s)	Due Date(s)
CR: ALLIGATOR DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2094
Country: United States of America		VA1029659	13-Jan-2000
Related Case:
Old Client Code: WASI

CR: CRAB DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2094
Country: United States of America		VA1045256	13-Jan-2000
Related Case:
Old Client Code: WASI

CR: DOLPHIN DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2094
Country: United States of America		VA1029771	31-Jan-2000
Related Case:
Old Client Code: WASI

CR: FISH DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2094
Country: United States of America		VA1029773	31-Jan-2000
Related Case:
Old Client Code: WASI

CR: FISH FUN KICKBOARD	Registered Copy	NONE	08-Jun-1999	RENEWAL DUE	31-Dec-2092
Country: United States of America		VA 980-278	08-Jun-1999
Related Case:
Old Client Code: WASI

CR: FLAMINGO DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2094
Country: United States of America		VA1029660	13-Jan-2000
Related Case:
Old Client Code: WASI

Page: 1

Thursday, August 07, 2008	Trademark Status Report by Client
Client: 100102          WARNACO SWIMWEAR INC.

	Status	App Number	App Date
Trademark	Client Ref Number	Reg Number	Reg Date	Next Action(s)	Due Date(s)
CR: OCTOPUSS DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2094
Country: United States of America		VA1029661	13-Jan-2000
Related Case:
Old Client Code: WASI

CR: PARROT DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy
Country: United States of America		VA1022643	12-Jan-2000
Related Case:
Old Client Code: WASI

CR: SEAHORSE DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2093
Country: United States of America		VA1025878	14-Jan-2000
Related Case:
Old Client Code: WASI

CR: SHARK DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy
Country: United States of America		VA1022644	12-Jan-2000
Related Case:
Old Client Code: WASI

CR: SHARK FUN KICKBOARD	Registered Copy	NONE	08-Jun-1999	RENEWAL DUE	31-Dec-2092
Country: United States of America		VA 980-280	08-Jun-1999
Related Case:
Old Client Code: WASI

CR: TOUCAN DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2093
Country: United States of America		VA1025879	14-Jan-2000
Related` Case:
Old Client Code: WASI

Page: 2

Thursday, August 07, 2008	Trademark Status Report by Client
Client: 100102          WARNACO SWIMWEAR INC.

	Status	App Number	App Date
Trademark	Client Ref Number	Reg Number	Reg Date	Next Action(s)	Due Date(s)
CR: TURTLE DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy			First Renewal	31-Dec-2092
Country: United States of America		VA1025876	14-Jan-2000
Related Case:
Old Client Code: WASI

CR: TURTLE FUN KICKBOARD	Registered Copy	NONE	08-Jun-1999	RENEWAL DUE	31-Dec-2092
Country: United States of America		VA 980-277	08-Jun-1999
Related Case:
Old Client Code: WASI

CR: WHALE DESIGN FOR ANIMAL SHAPED GOGGLES	Registered Copy
Country: United States of America		VA1022645	12-Jan-2000
Related Case:
Old Client Code: WASI

Page: 3

3. Patents

A. Warnaco Swimwear, Inc.
Patent Applications / Registrations

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-00016/	ORD	07/557,118		5,046,199	Granted
United States of America		23-Jul-1990		10-Sep-1991	23-Jul-2010
Inventor(s) HALL, STEPHEN JOHN			Old Client Code: SACQ
Title: GOGGLES
100102-00372/D	DES	29/016,143		D351,596	Granted
United States of America		09-Dec-1993		18-Oct-1994	18-Oct-2008
Inventor(s) UNGARI, JOSEPH L.			Old Client Code: AUTH
Title: RADIO
100102-00381/	ORD	07/911,755		5,347,656	Granted
United States of America		10-Jul-1992		20-Sep-1994	10-Jul-2012
Inventor(s) ET AL.
GISSER, MARSHALL BENES, ANTHONY			Old Client Code: AUTH Title: FIGURE ENHANCING BATHSUIT
100102-01738/	ORD	08/611,652		5,643,149	Granted
United States of America		06-Mar-1996		01-Jul-1997	06-Mar-2016
Inventor(s) GRIMALDI, CHRISTINE
GRIMALDI, MATTHEW HALL, STEPHEN HALL, STEPHEN JOHN			Old Client Code: AUTH Title: FITNESS ROPE
100102-01943/A	ORD	08/719,458		5,675,842	Granted
United States of America		25-Sep-1996		14-Oct-1997	25-Sep-2016
Inventor(s) SCHAEFER, ADOLPH			Old Client Code: AUTH
SCHAEFER, ADOLF			Title: PANTS WITH TWO WAISTBANDS
100102-01954/DA	DES	29/060,669		DES.393,273	Granted
United States of America		03-Oct-1996		07-Apr-1998	07-Apr-2012
Inventor(s) HALL, STEVEN, ET AL.			Old Client Code: AUTH
Title: FRONT PIECE FOR SWIM GOGGLES (III)
100102-01955/DA	DES	29/060,668		DES.394,275	Granted
United States of America		03-Oct-1996		12-May-1998	12-May-2012
Inventor(s) HALL, STEVEN, ET AL.			Old Client Code: AUTH
Title: FRONT PIECE FOR SWIM GOGGLES (II)

Page: 1

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-01956/DA	DES	29/060,657		DES.393,649	Granted
United States of America		03-Oct-1996		21-Apr-1998	21-Apr-2012
Inventor(s) HALL, STEVEN, ET AL.			Old Client Code: AUTH
Title: FRONT PIECE FOR SWIM GOGGLES (I)
100102-02793/D	DES	29/082,628		D424.279	Granted
United States of America		06-Jan-1998		09-May-2000	09-May-2014
Old Client Code: AUTH
Title: UPPER BACK PORTION OF STRETCH BATHING SUIT
100102-02872/P	ORD	08/408,894		5,820,526	Granted
United States of America		22-Mar-1995		13-Oct-1998	13-Oct-2015
Inventor(s) HOFFMAN, NED			Old Client Code: AUTH
Title: EXERCISE APPARATUS
100102-02873/	ORD	07/669,177		5,468,200	Granted
United States of America		14-Mar-1991		21-Nov-1995	21-Nov-2012
Inventor(s) HOFFMAN, NED			Old Client Code: AUTH
Title: WEIGHTED EXERCISE GLOVE HAVING WEBBED FINGERS
100102-02891/D	DES	29/091,398		D410,132	Granted
United States of America		29-Jul-1998		25-May-1999	25-May-2013
Old Client Code: AUTH
Title: INFLATED AIR BELT
100102-0292l/D	DES	29/101,063		D423,547	Granted
United States of America		24-Feb-1999		25-Apr-2000	25-Apr-2014
Old Client Code: AUTH
Title: ELASTIC GOGGLE
100102-02958/D	DES	1999-0218		88300	Granted
Canada		27-Jan-1999		17-Dec-1999	17-Dec-2009
Inventor(s) HOTTENROTH, GAIL E.			Old Client Code: AUTH
Title: AIR BELT
100102-03037/D	DES	1999-2042		91453	Granted
Canada		19-Aug-1999		31-Jan-2001	31-Jan-2011
Old Client Code: AUTH
Title: ELASTIC GOGGLE

Page: 2

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-03181/	ORD	10/055,304	US 2004-0218286 A1	7,052,127	Granted
United States of America		23-Jan-2002	04-Nov-2004	30-May-2006	26-Feb-2022
Inventor(s) HARRISON, DONALD G.			Old Client Code: AUTH
Title: ONE-PIECE INTEGRALLY-FORMED GOGGLES
100102-03800/	PDS	29/320,573			Pending
United States of America		30-Jun-2008
Inventor(s)
MUN, JOHN STIFF, CRAIG			Title: KICKBOARD
100102-03810/	PRI	12/164,211			Pending
United States of America		30-Jun-2008
Inventor(s) MUN, JOHN			Old Client Code: WASI
STIFF, CRAIG			Title: SWIM FIN

Page: 3

B. Warnaco Patent Applications / Registrations

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-00798/D	DES	171348		171348	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (MAN’S STRING BIKINI)
100135-00799/D	DES	171346		171346	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S BIKINI)
100135-02157/DA	DES	29/039,284		DES.381,188	Granted
United States of America		17-May-1995		22-Jul-1997	22-Jul-2011
Inventor(s) ALLEN, DONALD R.			Old Client Code: WARN
Title: BACK OF A SPORTS BRA
100135-02887/A	ORD	08/450,550		5,954,564	Granted
United States of America		25-May-1995		21-Sep-1999	21-Sep-2016
Inventor(s) GANZ, NANCY			Old Client Code: GANZ
Title: UNDERGARMENT WITH NATURAL FEELING BUTTOCK
100135-02888/A	ORD	08/450,549		5,902,170	Granted
United States of America		25-May-1995		11-May-1999	11-May-2016
Inventor(s) GANZ, NANCY			Old Client Code: WARN
Title: BODY SHAPING UNDERGARMENT
100135-02903/DD	DES	28015		28015	Granted
New Zealand		10-Apr-1996		27-Nov-1997	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A WOMAN’S UNDERGARMENT (FIGS. 15, 16)
100135-02904/DD	DES	28016		28016	Granted
New Zealand		22-Oct-1996		27-Nov-1996	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A WOMAN’S UNDERGARMENT (FIGS. 1, 2 & 2A)

Page: 1

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-02905/DD	DES	28017		28017	Granted
New Zealand		10-Apr-1996		27-Nov-1996	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A WOMAN’S UNDERGARMENT (FIGS. 3, 4 & 4B)
100135-02906/DD	DES	28018		28018	Granted
New Zealand		10-Apr-1996		30-Jan-1997	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A MAN’S UNDERGARMENT (FIGS. 7, 8, & 8B)
100135-02907/DD	DES	28019		28019	Granted
New Zealand		10-Apr-1996		27-Nov-1996	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A MAN’S UNDERGARMENT (FIGS. 9, 10 & 10B)
100135-02908/DD	DES	28020		28020	Granted
New Zealand		10-Apr-1996		27-Nov-1996	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A MAN’S UNDERGARMENT (FIGS. 11, 12 & 12B)
100135-02909/DD	DES	28021		28021	Granted
New Zealand		10-Apr-1996		27-Nov-1996	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: A MAN’S UNDERGARMENT (FIGS. 13, 14 & 14B)
100135-02916/DD	DES	71766-02		27122-02	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 3 & 4)
100135-02917/DD	DES	71766-03		27122-03	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 5 & 6)

Page: 2

Wednesday, July 30, 2008	Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135 -02918/DD	DES	71766-04		27122-04	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN Title: UNDERGARMENT (FIGS. 7 & 8)
100135-02919/DD	DES	71766-05		27122-05	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN Title: UNDERGARMENT (FIGS. 9 & 10)
100135-02920/DD	DES	71766-06		27122-06	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 11 & 12)
100135-02921/DD	DES	71766-07		27122-07	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 13 & 14)
100135-02922/DD	DES	71766-08		27122-08	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 15 & 16)
100135-03100/D	DES	29/045,336		D,440,027	Granted
United States of America		17-Oct-1995		10-Apr-2001	10-Apr-2015
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-03427/D	DES	D117/96		D11246	Granted
Ireland		16-Apr-1996		13-Jan-1997	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (LADIES BODYSUIT FIGS. 5 & 6)

Page: 3

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-03535/D	DES	N/A		N/A	Granted
Singapore		03-Oct-1996	31-Jan-1997	31-Jan-1997	17-Oct-2020
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04047/D	DES	71766-01		27122-01	Granted
Benelux		11-Apr-1996		11-Apr-1996	11-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 1,2 &2A)
100135-04048/D	DES	MA 0363/1996		MR0965/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04050/D	DES	96/2297		96/2297	Granted
France		16-Apr-1996		16-Apr-1996	16-Apr-2016
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04051/D	DES	M9603531.5		M9603531.5	Granted
Germany		17-Apr-1996		18-Oct-1996	17-Apr-2016
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04053/D	DES	D116/96		D11245	Granted
Ireland		16-Apr-1996		13-Jan-1997	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04054/D	DES	TO96O000082			Pending
Italy		15-Apr-1996
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04056/D	DES	137,283		137,283	Granted
Spain		17-Apr-1996		07-Mar-1997	07-Mar-2017
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT

Page: 4

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04058/D	DES	2,055,615		2,055,615	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s) STROUGO, ALICE			Old Client Code: WAUS
Title: UNDERGARMENT
100135-04066/D	DES	171341		171341	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (MAN’S BRIEF)
100135-04069/D	DES	8-010876	1098458	1098458	Granted
Japan		17-Apr-1996	22-Jan-2001	17-Nov-2000	17-Nov-2015
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMEN’S BIKINI)
100135-04072/D	DES	DA 9/96			Pending
Kuwait		16-Apr-1996
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04074/D	DES	95-01-098489			Pending
Lebanon		10-Apr-1996
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04078/D	DES	2624/053			Pending
Nepal		15-Apr-1996
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04079/D	DES	27526		27526	Granted
New Zealand		10-Apr-1996		27-Nov-1996	17-Oct-2010
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04083/D	DES	N/A	5171	N/A	Granted
Qatar		04-Jul-1996	04-Jul-1996	04-Jul-1996
Inventor(s) STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT

Page: 5

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04085/D	DES	N/A	10407/7122	10407/7122	Granted
Saudi Arabia		21-Dec-1996	21-Dec-1996	21-Dec-1996
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT
100135-04090/D	DES	030911	48831		Published
Thailand		17-Apr-1996	08-Jan-2002
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGURES 1, 2 & 2A)
100135-04147/D	DES	MA 0364/1996		MR0966/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 3 & 4)
100135-04148/D	DES	MA 0365/1996		MR0967/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 5 & 6)
100135-04149/D	DES	MA 0366/1996		MR0968/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 7 & 8)
100135-04150/D	DES	MA 0367/1996		MR0969/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 9 & 10)
100135-04151/D	DES	MA 0368/1996		MR0970/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 11 & 12)
100135-04152/D	DES	MA 0369/1996		MR0971/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 13 & 14)

Page: 6

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04153/D	DES	MA 0370/1996		MR0972/1996	Granted
Denmark		16-Apr-1996	02-Aug-1996	24-Oct-1996	16-Apr-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 15 & 16)
100135-04159/D	DES	2,055,616		2,055,616	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 3 & 4)
100135-04160/D	DES	2,055,617	2,055,617	2,055,617	Granted
United Kingdom		17-Apr-1996	28-Aug-1996	28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 5 & 6)
100135-04161/D	DES	2,055,618		2,055,618	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 7 & 8)
100135-04162/D	DES	2,055,619		2,055,619	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 9 & 10)
100135-04163/D	DES	2,055,620		2,055,620	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 11 & 12)
100135-04164/D	DES	2,055,621		2,055,621	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 13 & 14)
100135-04165/D	DES	2,055,622		2,055,622	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (FIGS. 15 & 16)

Page: 7

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04173/D	DES	08-010877	1098459	1098459	Granted
Japan		17-Apr-1996	22-Jan-2001	17-Nov-2000	17-Nov-2015
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S BRIEF-FIGS. 3 & 4)
100135-04179/D	DES	08-010883		1098458-1	Granted
Japan		17-Apr-1996		13-Apr-2001	13-Apr-2016
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S HIGH LEG BRIEF-FIGS. 15 & 16)
100135-04187/D	DES	7121/96		201523	Granted
Korea, Republic of		17-Apr-1996		04-Jul-1997	04-Jul-2007
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S PANTY-FIGS. 3 & 4)
100135-04204/D	DES	171342		171342	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S HIGH LEG BRIEF)
100135-04205/D	DES	171343		171343	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (MAN’S SPORT BRIEF)
100135-04206/D	DES	171344		171344	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S BRIEF)
100135-04207/D	DES	171345		171345	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (MAN’S UNDERGARMENT)
100135-04208/D	DES	171347		171347	Granted
India		17-May-1996		17-May-1996	17-May-2011
Inventor(s)
STROUGO, ALICE			Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S BODYSUIT)

Page: 8

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04780/D	DES	29/088,015		D,419,795	Granted
United States of America		13-May-1998		01-Feb-2000	01-Feb-2014
Inventor(s)
GANZ, NANCY			Old Client Code: GANZ
Title: DISPLAY RACK (SINGLE)
100135-04781/D	DES	29/088,016		D,414,624	Granted
United States of America		13-May-1998		05-Oct-1999	05-Oct-2013
Inventor(s)
GANZ, NANCY			Old Client Code: GANZ
Title: DISPLAY RACK (DOUBLE CONVEX)
100135-04782/D	DES	29/088,017		D,415,368	Granted
United States of America		13-May-1998		19-Oct-1999	19-Oct-2013
Inventor(s)
GANZ, NANCY			Old Client Code: GANZ
Title: DISPLAY RACK (SINGLE)
100135-06129/	ORD	09/598,118		6,203,400	Granted
United States of America		21-Jun-2000		20-Mar-2001	21-Jun-2020
Inventor(s)
ALLEN, DON WOLFSON, FRANK			Old Client Code: WAUS Title: PUSH-IN UNDERWIRE BRA
100135-06130/	DES	29/124,181		D452,601	Granted
United States of America		01-Jun-2000		01-Jan-2002	01-Jan-2016
Inventor(s)
ALLEN, DON WOLFSON, FRANK			Old Client Code: WAUS Title: UNDERWIRE BRA
100135-06227/	DES	DM/032 170		DM/032 170	Granted
International Design		20-Feb-1995		20-Feb-1995	20-Feb-2010
Old Client Code: WALE
Title: BRA AND UNDERWEAR DESIGN
100135-06300/	CON	09/693,718		6,375,538	Granted
United States of America		20-Oct-2000		23-Apr-2002	21-Jun-2020
Inventor(s)
ALLEN, DONALD R. WOLFSON, FRANK ALLEN, DON
Title: PUSH-IN UNDERWIRE BRA

Page: 9

C. Warnaco / Olga

Patent Applications / Registrations

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100141-00154/	ORD	07/765,586		5,162,015	Granted
United States of America		25-Sep-1991		10-Nov-1992	25-Sep-2011
Inventor(s)
OTANI, CAROL			Old Client Code: WAOL
Title: BACKLESS BUST-SUPPORTING UNDERGARMENT
100141-00161/	ORD	2,078,760		2,078,760	Granted
Canada		21-Sep-1992		09-Apr-1996	21-Sep-2012
Inventor(s)
OTANI, CAROL			Old Client Code: WAOL
Title: BACKLESS BUST-SUPPORTING UNDERGARMENT

Page: 1

D. Warnaco / Speedo

Patent Applications / Registrations

Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100146-00031/	DES	29/223,352		D526,690	Granted
United States of America		11-Feb-2005		15-Aug-2006	15-Aug-2020
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE BAR
100146-00032/	DES	29/225,324		D553,218	Granted
United States of America		15-Mar-2005		16-Oct-2007	16-Oct-2021
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE FIN
100146-00033/	DES	29/223,351		D521,578	Granted
United States of America		11-Feb-2005		23-May-2006	23-May-2020
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE CUFF
100146-00034/	DES	29/223,350		D523,098	Granted
United States of America		11-Feb-2005		13-Jun-2006	13-Jun-2020
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: HAND-WRIST SWIM EXERCISE DEVICE
100146-00035/	DES	2005/001127			Pending
Mexico		11-Aug-2005
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: HAND-WRIST SWIM EXERCISE DEVICE
100146-00036/	DES	2005/001126		21407	Granted
Mexico		11-Aug-2005		22-Dec-2006	11-Aug-2020
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE CUFF
100146-00037/	DES	2005/001125		21408	Granted
Mexico		11-Aug-2005		22-Aug-2006	11-Aug-2020
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE BAR

Page: 1

Wednesday, July 30, 2008	Patent List

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100146-00038/	DES	2005/001359			Pending
Mexico		14-Sep-2005
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE FIN
100146-00039/	DES	111604		111604	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE FIN
100146-00040/	DES	111605		111605	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE BAR
100146-00041/	DES	111607		111607	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE CUFF
100146-00042/	DES	111606		111606	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: HAND-WRIST SWIM EXERCISE DEVICE
100146-00045/	PDS	29/285,822		D574,033	Granted
United States of America		11-Apr-2007		29-Jul-2008	29-Jul-2022
Inventor(s)
ISAAC, STU			Old Client Code: WASI
Title: PORTION OF A GOGGLE

Page: 2

Warnaco’s Canadian Intellectual Property

Schedule Number
1.	Trademarks
A.	Warnaco U.S., Inc. — Trademark Applications / Registrations

B.	Warnaco Swimwear, Inc. — Trademark Applications / Registrations
2.	Patents
A.	All Warnaco Entities — Patent Applications / Registrations

1. Trademarks

A. Warnaco U.S., Inc.
Trademark Applications / Registrations

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Canada
	4 POINTS OF COMFORT	25	1248796	28-Feb-2005	709,242	11-Mar-2008
	A PERFECT LITTLE NUMBER	25 Int.	1204155	16-Jan-2004
	A’LURE	NA N/A	162,958	14-Sep-1933	N.S.4/1707	14-Sep-1933
	A’LURE BY WARNER’S	NA N/A	700,632	11-Mar-1992	427,457	20-May-1994
	ANY WHICH WAY BRA	NA N/A	793,963	02-Oct-1995	473,729	26-Mar-1997
	BABY ’N ME	NA N/A	894,722	28-Oct-1998	533,244	25-Sep-2000
	BACK TO FASHION	NA	1186981	08-Aug-2003	635,020	11-Mar-2005
	BEAUTIFUL BOTTOMS	NA N/A	1146802	12-Jul-2002
	BELLY BUSTER	NA N/A	885843	29-Jul-1998	517,131	28-Sep-1999
	BENEATH	NA	1186980	08-Aug-2003	682,408	27-Feb-2007
	BEST OF ELEGANCE	25 Int.	1276822	24-Oct-2005	682,923	05-Mar-2007
	BIG IDEA	NA N/A	416,766	24-Oct-1977	236,513	12-Oct-1979
	BODY BY NANCY GANZ	NA N/A	1171506	18-Mar-2003	666,894	30-Jun-2006
	BODY MAKEOVER	N/A	1057307	28-Apr-2000	573,700	15-Jan-2003
	BODY NANCY GANZ	NA	1185499	16-Jul-2003	666,736	29-Jun-2006
	BODY NANCY GANZ BODYESSENTIALS	NA N/A	1179552	29-May-2003	666,737	29-Jun-2006
	BODYSATIONAL	NA N/A	767,268	27-Oct-1994	448,925	13-Oct-1995
	BODYSLIMMERS	NA N/A	681,450	06-May-1991	401,709	21-Aug-1992
	BODYSLIMMERS	NA N/A	795,238	19-Oct-1995	554,452	27-Nov-2001
	BODYSLIMMERS BODY MAKEOVER	N/A	1057306	28-Apr-2000	573,699	15-Jan-2003
	BODYSLIMMERS NANCY GANZ	NA N/A	1015988	17-May-1999	677,795	29-Nov-2006
	BOWEN BAY CLOTHING CO.	NA N/A	710,071	30-Jul-1992	429,480	24-Jun-1994
	BRIGHT STRIPES	NA	1171541	19-Mar-2003	610,942	21-May-2004

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	BUTT BOOSTER	NA N/A	885,842	29-Jul-1998	566,836	04-Sep-2002
	CASUAL CONTROL	NA N/A	885,839	29-Jul-1998	532,930	19-Sep-2000
	CASUAL SOLUTIONS	NA N/A	831,826	17-Dec-1996	511,666	10-May-1999
	CASUAL SPORT BY WARNER’S	NA N/A	1,138,313	23-Apr-2002	1138313	04-Mar-2004
	CASUAL STYLE WARNER’S	25 Int.	1258347	24-May-2005	663,296	25-Apr-2006
	CHAFEZE	NA N/A	177,666	18-May-1940	NS 53/14152	18-May-1940
	CHAMPAGNE ON ICE	NA N/A	425,006	18-May-1978	240,365	07-Mar-1980
	COMFORT BY DESIGN	25 Int.	1357895	31-Jul-2007
	COTTON LITES	NA	1172005	21-Mar-2003	621,433	01-Oct-2004
	COTTON LITES	NA N/A	510,237	30-Sep-1983	295,773	05-Oct-1984
	CULTURED PEARLS	NA N/A	809,308	09-Apr-1996	492,800	14-Apr-1998
	CUT OUT FOR COMFORT	NA	1324050	14-Nov-2006	700,318	06-Nov-2007
	DENTELLE DE FLEUR	25 Int.	1242496	04-Jan-2005
	DES OPTIONS CONCUES SPECIALMENT POUR LA GARDE-ROBE D’UNE SILHOUTTE PLUS PETITE	NA	1201238	13-Jan-2004	635,934	22-Mar-2005
	DOUBLE PLAY	N/A	1056729	26-Apr-2000
	ELEGANT CONTROL	NA N/A	885,840	29-Jul-1998	530,772	03-Aug-2000
	ELEMENTS OF BLISS	IN 25	1310118	21-Jul-2006
	FIT TO BE TRIED	NA N/A	425,007	18-May-1978	235,749	07-Sep-1979
	FLORAL MYSTIQUE	N/A	1292072	01-Mar-2006	684,228	20-Mar-2007
	FLOWER CHARMS	NA N/A	894718	28-Oct-1998	537,057	14-Nov-2000
	FLOWER DANCE	NA	1171507	18-Mar-2003	616,849	18-Aug-2004
	FLOWERING LACE	NA	1171543	19-Mar-2003	613,143	18-Jun-2004
	FRENCH BOUQUET	NA N/A	826,723	23-Oct-1996
	GET MOVING	NA N/A	417,872	18-Nov-1977	237,289	16-Nov-1979

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	GUARANTEED COMFORT	NA N/A	789,347	04-Aug-1995	495,063	22-May-1998
	GUARANTEED COMFORT FOR THE FULLER FIGURE	NA N/A	789,348	04-Aug-1995	495,064	22-May-1998
	HIGH TIDE	NA N/A	426,651	14-Jun-1978	234,387	13-Jul-1979
	HIPSLIP	NA N/A	681,447	06-May-1991	396,803	03-Apr-1992
	IDEAL COMFORT	NA	1186978	08-Aug-2003	671,654	30-Aug-2006
	IN CONTROL	NA N/A	1022205	12-Jul-1999
	INTIMATELY YOURS	NA N/A	783,787	29-May-1995	502,192	13-Oct-1998
	INTIMATELY YOURS	NA N/A	548,608	04-Sep-1985	324,612	13-Mar-1987
	INTIMATES WITH INSIGHT	25 Int.	1291855	28-Feb-2006	710,398	27-Mar-2008
	INVISIBLE EDGE	NA N/A	1149025	07-Aug-2002	596,274	02-Dec-2003
	INVISIBLY LACE	NA N/A	789,683	09-Aug-1995	531,711	24-Aug-2000
	IT’S ALL ABOUT THE BRAS	25 Int.	1261191	14-Jun-2005
	JUST YOUR FIT	NA N/A	615,361	19-Sep-1988	364,550	19-Jan-1990
	JUST YOUR FIT CASUAL	NA N/A	836,860	18-Feb-1997	493,900	05-May-1998
	JUST YOUR FIT COLOUR	NA N/A	855,959	12-Sep-1997	511,702	11-May-1999
	JUST YOUR FIT FASHION	NA N/A	836,859	18-Feb-1997	511,653	10-May-1999
	LACE CHARMERS	NA N/A	789,349	04-Aug-1995	473,878	26-Mar-1997
	LACE NECKLACE	N/A	1292073	01-Mar-2006	687,775	15-May-2007
	LACE TUXEDO	25 Int.	1242495	04-Jan-2005
	LACY LUXURIES	NA N/A	789,346	04-Aug-1995	499,346	26-Aug-1998
	LEAF BOUQUET	N/A	1292079	01-Mar-2006	684,229	20-Mar-2007
	LENGTH MEASURE DESIGN	NA N/A	776,456	24-Feb-1995	475,781	06-May-1997
	LITTLE HUGGERS	NA N/A	1100357	23-Apr-2001	608,363	23-Apr-2004
	LOVE YOUR BODY	25 Int.	1392407	22-Apr-2008
	MERRY WIDOW	NA N/A	231,232	27-Jun-1955	102,090	09-Dec-1955

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	MICROSATIONALS	NA N/A	843,236	24-Apr-1997	493,880	01-May-1998
	MILLION DOLLAR BABY	NA N/A	425,005	18-May-1978	240,122	29-Feb-1980
	MIX & MINGLE	NA N/A	1182566	23-Jun-2003	635,874	22-Mar-2005
	MONDE DE FLEURS	25 Int.	1222841	07-Jul-2004	653,966	30-Nov-2005
	MY PERSONAL STYLE COLLECTION BY WARNER’S	NA	1345071	26-Apr-2007
	MY SKIN	N/A	1067857	20-Jul-2000	563,762	19-Jun-2002
	NAKED CHARMS	NA N/A	1100355	23-Apr-2001	569,494	24-Oct-2002
	NAKED COTTON	NA N/A	894721	28-Oct-1998
	NAKED LACE	NA N/A	894719	28-Oct-1998	537,083	14-Nov-2000
	NANCY GANZ	NA N/A	795,239	19-Oct-1995	636,701	04-Apr-2005
	NAUGHTY GIRL	NA N/A	425,004	18-May-1978	236,428	05-Oct-1979
	NIP TUCK & BOOST	NA N/A	868,603	10-Feb-1998	511,865	14-May-1999
	NO CLING EVER!	NA N/A	789,345	04-Aug-1995	527,737	15-May-2000
	NOT SO INNOCENT NUDES	NA N/A	754,286	09-May-1994	444,117	16-Jun-1995
	NOT-ALL-THAT-BRA	NA N/A	416,765	24-Oct-1977	236,373	05-Oct-1979
	OLGA	NA N/A	213,493	24-Dec-1951	UCA41396	24-Dec-1951
	OLGA BEST OF EVERYTHING	N/A	1149229	08-Aug-2002	597,108	10-Dec-2003
	OLGA BODY ESSENTIALS	NA	1179253	28-May-2003
	OLGA CURVES	NA	1222492	05-Jul-2004	687,314	09-May-2007
	OLGA CURVES PERFECTLY DESIGNED FOR YOU	NA	1222491	05-Jul-2004
	OLGA ENHANCEMENTS	25	1256491	04-May-2005	668,874	28-Jul-2006
	OLGA SHIMMERLACE	NA N/A	802,788	26-Jan-1996	531,478	21-Aug-2000
	OLGA SIMPLY PERFECT	25	1262939	29-Jun-2005	661,615	28-Mar-2006
	OLGA SWEET FLATTERY	N/A	1149023	07-Aug-2002	605,588	17-Mar-2004

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	OLGA TREASURES	NA N/A	789,073	01-Aug-1995	486,392	27-Nov-1997
	OLGA, THE FIGURE SOLUTIONS SPECIALIST	NA	1248797	28-Feb-2005
	OLGALACE		733,080	16-Jul-1993	432,054	19-Aug-1994
	OLGA’S SATIN INTRIGUE	NA	1196555	10-Nov-2003	620,507	23-Sep-2004
	OLGA’S SIGNATURE SUPPORT	NA	1248798	28-Feb-2005	659,919	01-Mar-2006
	OLGA’S SIMPLY ELEGANT	NA	1207662	26-Feb-2004	631,191	26-Jan-2005
	ORIGINALS BY WARNER’S	NA N/A	688,162	22-Aug-1991	410,103	26-Mar-1993
	PERFECT MEASURE	NA N/A	576,832	26-Jan-1987	341,405	10-Jun-1988
	PURE BRILLIANCE	NA N/A	1100356	23-Apr-2001	569,498	24-Oct-2002
	PURE HEAVEN	NA N/A	1100352	23-Apr-2001	569,679	28-Oct-2002
	RICH GIRL	NA N/A	415,611	19-Sep-1977	239,377	18-Jan-1977
	RICH GIRL	NA N/A	489,497	13-Jul-1982	291,833	08-Jun-1984
	ROMENTINO	NA N/A	706,808	11-Jun-1992	423,316	18-Feb-1994
	SATIN DIMENSIONS	NA N/A	773,250	18-Jan-1995	528,756	01-Jun-2000
	SATIN SHADOWS	NA N/A	773,251	18-Jan-1995	462,522	30-Aug-1996
	SATIN STRIPES	NA N/A	773,252	18-Jan-1995
	SATIN STYLE	25 Int.	1206037	06-Feb-2004	635,611	17-Mar-2005
	SATIN TUXEDO	25 Int.	1043120	06-Feb-2004	635,259	15-Mar-2005
	SEAMLESS BENEFITS	NA	1186976	08-Aug-2003	669,623	10-Aug-2006
	SHAPESTITCH	NA N/A	416,419	12-Oct-1977	238,572	21-Dec-1979
	SHEER EMBROIDERIES	NA N/A	773,253	18-Jan-1995	728,755	01-Jun-2000
	SHEER MAGIC	N/A	1067870	20-Jul-2000	573,362	09-Jan-2003
	SHEER TAPESTRY	IN 25	1281349	30-Nov-2005	678,990	08-Jan-2007
	SHIMMER & SHINE	NA N/A	789,074	01-Aug-1995	523,885	28-Feb-2000
	SILKEN EMBROIDERIES	NA N/A	773,248	18-Jan-1995

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	SILKY EMBROIDERIES	NA N/A	773,249	18-Jan-1995
	SIMPLY CLASSIC	NA N/A	1100353	23-Apr-2001	569,579	24-Oct-2002
	SIMPLY SHINY	NA N/A	641,590	28-Sep-1989	379,306	01-Feb-1991
	SLEEK UNDERNEATH	IN 25	1306644	23-Jun-2006
	SLIM SLIP	NA N/A	693,191	07-Nov-1991	430,137	08-Jul-1994
	SMOOTH BENEFITS	25 Int.	1221417	23-Jun-2004	691,270	04-Jul-2007
	SOMETHING SATIN	25 Int.	1222485	05-Jul-2004	665,252	30-May-2006
	STILL ME	NA N/A	754,518	12-May-1994	441,962	14-Apr-1995
	STRETCH SUPPORT	NA N/A	626,995	09-Mar-1989	370,968	20-Jul-1990
	STRIPE IT RICH	NA N/A	789,947	11-Aug-1995	493,914	05-May-1998
	SUDDENLY SEAMLESS	NA	1186974	08-Aug-2003	671,655	30-Aug-2006
	SUDDENLY SLIM	25 Int.	1260994	06-Jun-2005
	SVELTE BELTS	IN 25	1346169	04-May-2007
	SW1	NA N/A	441,233	21-Jun-1979	246,951	20-Jun-1980
	SW2	NA N/A	441,234	21-Jun-1979	246,952	20-Jun-1980
	THE BELLY BAND	N/A	1081900	08-Nov-2000	573,313	09-Jan-2003
	THE END	NA N/A	866,552	15-Jan-1998	537,445	21-Nov-2000
	THE NAKED TRUTH END SHAPER	NA N/A	894720	28-Oct-1998	537,056	14-Nov-2000
	THE PERFECTIONISTS	NA N/A	777,265	07-Mar-1995
	THE TOP WITH ALL THE ANSWERS	25 Int.	121816	08-Apr-2004	646,088	18-Aug-2005
	THE WRAP	NA N/A	461,397	12-Nov-1980	263,384	16-Oct-1981
	THIGHSLIMMER	NA N/A	885841	29-Jul-1998	530,304	21-Jul-2000
	TODAY’S TAPESTRY	25 Int.	1277713	31-Oct-2005
	TOUCH OF FASHION	N/A	1067856	20-Jul-2000	573,341	09-Jan-2003
	TOUCH OF FLOWERS	25 Int.	1247051	14-Feb-2005

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	UNDER EVERY GREAT WOMAN	NA N/A	1174432	11-Apr-2003	683,131	07-Mar-2007
	UNDER LOCK AND KEY	25 Int.	1229892	10-Sep-2004	691,857	12-Jul-2007
	UNDERFLAIR	NA	1324049	14-Nov-2006	700,319	06-Nov-2007
	UNDERLACE	25 Int.	1206512	06-Feb-2004	689,606	12-Jun-2007
	VOILETTE	25 Int.	1212988	13-Apr-2004	654,725	09-Dec-2005
	WARNACO	25 Int.	1387279	13-Mar-2008
	WARNER’S	NA N/A	116,733	20-Nov-1924	TMDA36711	20-Nov-1924
	WARNER’S BE FLIRTY	25 Int.	1224211	20-Jul-2004	689,850	14-Jun-2007
	WARNER’S BODY BEWARE	NA N/A	831,233	10-Jan-1997	497,339	17-Jul-1998
	WARNER’S BY DAY	NA N/A	1182565	23-Jun-2003	614,654	12-Jul-2004
	WARNER’S COTTON CASHMERE	NA N/A	826,722	23-Oct-1996	487,589	02-Jan-1998
	WARNER’S IN CONTROL	NA N/A	1022204	12-Jul-1999	565,240	25-Jul-2002
	WARNER’S LACE HUGGERS	25 Int.	1206511	06-Feb-2004	638,120	22-Apr-2005
	WARNER’S MERRY WIDOW	NA N/A	786,457	30-Jun-1995	511,806	13-May-1999
	WARNER’S NOT SO INNOCENT NUDES	NA N/A	754,287	09-May-1994	443,518	02-Jun-1995
	WARNER’S NOTHING BUT CURVES	IN 25	1,057,308	28-Apr-2000	559,842	03-Apr-2002
	WARNER’S NOW	NA	1189027	28-Aug-2003
	WARNER’S NUDITE PUREMENT SENSUELLE	NA N/A	756,500	10-Jun-1994	446,661	25-Aug-1995
	WARNER’S PURE SENSUAL NUDES	NA N/A	756,499	10-Jun-1994	446,660	25-Aug-1995
	WARNER’S SHINE-ON	NA N/A	1,139,222	30-Apr-2002	601,634	09-Feb-2004
	WARNER’S SPIRITED FLAIR	NA	1186979	08-Aug-2003	629,292	04-Jan-2005
	WARNER’S SPORT	N/A	1056726	26-Apr-2000	569,166	21-Oct-2002
	WARNER’S SWEET GLEAMS	NA N/A	1149022	07-Aug-2002	647,551	08-Sep-2005
	WARNER’S THE BETTER BODY PEOPLE	NA N/A	774,566	02-Feb-1995	489,660	11-Feb-1998

Thursday, August 07, 2008

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
	WARNER’S THE NAKED TRUTH	IN 25	856,477	18-Sep-1997	511,675	10-May-1999
	WARNER’S VINTAGE TOUCH	25 Int.	1207032	16-Feb-2004	630,930	24-Jan-2005
	WARNER’S WHISPERLITES	25 Int.	1247056	14-Feb-2005	1247056	04-Mar-2008
	WARNER’S WIRE BLISS	25 Int.	1401154	26-Jun-2008
	WARNER’S WITHOUT A STITCH	NA	1186977	08-Aug-2003
	WARNER’S YOUNG ATTITUDES	NA N/A	767,267	27-Oct-1994
	WHAT A BODY!	N/A	1067874	20-Jul-2000	568,331	01-Oct-2002
	WHAT A LIFT	NA N/A	1149018	07-Aug-2002	626,201	22-Nov-2004
	WHAT A WAIST	NA N/A	1130978	13-Feb-2002	574,906	31-Jan-2003
	YOUR DIMENSIONS	NA N/A	416,420	12-Oct-1977	261,492	07-Aug-1981

B. Warnaco Swimwear, Inc.

Trademark Applications / Registrations

WARNACO SWIMWEAR INC.

Country	Trademark	Class	App. No.	File Date	Reg. No.	Reg. Date
Canada
	MOUNTAIN GOAT DESIGN	NA N/A	443,543	22-Aug-1979	271,437	30-Jul-1982
	SKIING PASSPORT & DESIGN (INTERNATIONAL DESIGN)	NA N/A	786,654	04-Jul-1995	482,531	15-Sep-1997
	SKIING PASSPORT & DESIGN (CLASSICS LABEL)	NA N/A	786,655	04-Jul-1995	484,553	24-Oct-1997
	MOUNTAIN GOAT	NA N/A	395,024	25-Feb-1976	218,411	14-Jan-1977
	THERMAX	NA N/A	462,084	25-Nov-1980	274,361	26-Nov-1982
	CLAMDIGGERS	NA N/A	217,604	04-Dec-1952	UCA44862	04-Dec-1952
	CALFSKINNERS	NA N/A	228,871	15-Feb-1955	101,561	07-Oct-1955
	EXPERTISE	NA N/A	415,886	27-Sep-1977	240,904	14-Mar-1980
	SKI & DESIGN	NA N/A	484,668	25-Mar-1982	279,362	06-May-1983
	SOLAR FLEX	NA N/A	484,667	25-Mar-1982	277,580	11-Mar-1983
	FOXFIRE	NA N/A	444,706	21-Sep-1979	253,268	28-Nov-1980
	FOXHEAD DESIGN	NA N/A	444,707	21-Sep-1979	256,393	27-Feb-1981

Thursday, August 07, 2008

2. Patents

A. All Warnaco Entities

Patent Applications / Registrations

Canadian Patent Applications and Registrations

Warnaco Swimwear, Inc.

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-02958/D	DES	1999-0218		88300	Granted
Canada		27-Jan-1999		17-Dec-1999	17-Dec-2009
Inventor(s)
HOTTENROTH, GAIL E.			Old Client Code: AUTH
Title: AIR BELT

100102-03037/D	DES	1999-2042		91453	Granted
Canada		19-Aug-1999		31-Jan-2001	31-Jan-2011

Warnaco / Speedo

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100146-00039/	DES	111604		111604	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE FIN

100146-00040/	DES	111605		111605	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE BAR

100146-00041/	DES	111607		111607	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: SWIM EXERCISE CUFF

100146-00042/	DES	111606		111606	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016
Inventor(s)
KEEGAN, STEVEN			Old Client Code: WASI
Title: HAND-WRIST SWIM EXERCISE DEVICE

Warnaco / Olga

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100141-00161/	ORD	2,078,760		2,078,760	Granted
Canada		21-Sep-1992		09-Apr-1996	21-Sep-2012
Inventor(s)
OTANI, CAROL			Old Client Code: WAOL
Title: BACKLESS BUST-SUPPORTING UNDERGARMENT

SCHEDULE 6
COMMERCIAL TORT CLAIMS
None.

CONFIDENTIAL TREATMENT
SCHEDULE 7
BANK ACCOUNTS; CONTROL ACCOUNTS

Bank	Account #	Account Type	Account Holder
BOA (HK)	***	Disbursement Account	Warnaco Inc.
Citibank	***	Deposit Account CKU.com	CKU.com Inc.
Citibank	***	T & E Debit Account	Warnaco Inc.
Citibank	***	Warnaco Payroll Funding	Warnaco Inc.
Citibank	***	Disbursement Account	Warnaco Inc.
Citibank	***	Concentration Account Non A/R	Warnaco Inc.
Citibank	***	Controlled Disbursement Law A/P	Warnaco Inc.
Citibank	***	Controlled Disbursement Sap A/P	Warnaco Inc.
Citibank	***	Concentration Account A/R	Warnaco Inc.
Citibank	***	Customs Account — Sportswear	Warnaco Inc.
Citibank	***	Customs Account — Swimwear	Warnaco Inc.
Citibank	***	Cash Collateral	Warnaco Inc.
Citibank	***	Cash Collateral Not In Use	Warnaco Inc.
Citibank	***	Collateral For Pr Ck Cashing	Warnaco Inc.
Citibank	***	Concentration Account	Warnaco Retail Inc.
Citibank	***	Concentration Account — Speedousa.com	Warnaco Swimwear Inc.
Citibank	***	Concentration Account	The Warnaco Group, Inc.
JP Morgan	***	Share Repurchase	The Warnaco Group, Inc.
Merrill Lynch	***	Investment Account	The Warnaco Group, Inc.
Milford Bank	***	Money Market Account	Warnaco Inc.
Morgan Stanley Dean Witter	***	Brokerage Account	Warnaco Inc.
Solomon Smith Barney	***	Collateral Account	Warnaco Inc.